                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2865
                                                      --------------------------

                             Columbia Funds Trust IV
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts   02111
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ----------------------------
Date of fiscal year end: 11/30/2004
                         ---------------------
Date of reporting period: 11/30/2004
                          --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                1

Performance Information                                                     2

Understanding Your Expenses                                                 3

Economic Update                                                             4

Portfolio Manager's Report                                                  5

Financial Statements                                                        7

   Investment Portfolio                                                     8

   Statement of Assets and Liabilities                                     39

   Statement of Operations                                                 40

   Statement of Changes in Net Assets                                      41

   Notes to Financial Statements                                           42

   Financial Highlights                                                    49

Report of Independent Registered Public Accounting Firm                    52

Unaudited Information                                                      53

Trustees and Officers                                                      54

Important Information About This Report                                    57

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE
                                                        COLUMBIA TAX-EXEMPT FUND

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. Plans are underway to bring Nations Funds and Columbia Funds together in a single fund family that covers a wide range of markets, sectors, and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that affect you and your account. In this matter, your timely response will enable us to implement the changes in 2005.

The increased efficiencies we expect from a more stream-lined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We will also be reducing management fees for many funds as part of our agreement in principle with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE
                                                        COLUMBIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 11/30/04 (%)

   Refunded/escrowed            16.8
   Local general obligations    12.5
   State appropriated            8.4
   Hospitals                     6.7
   Toll facilities               5.8

QUALITY BREAKDOWN AS OF 11/30/04 (%)

   AAA                          64.0
   AA                            6.2
   A                             7.2
   BBB                           6.5
   BB                            0.6
   B                             0.3
   CC                            0.1
   Non-rated                    14.4
   Cash equivalents              0.7

MATURITY BREAKDOWN AS OF 11/30/04 (%)

   0-1 year                      0.2
   1-3 years                     0.9
   3-5 years                     1.7
   5-7 years                     6.8
   7-10 years                   12.1
   10-15 years                  32.6
   15-20 years                  26.6
   20-25 years                  10.9
   25 years and over             7.5
   Cash equivalents              0.7

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 3.78%, WITHOUT SALES CHARGE.

-    THE FUND BENEFITED FROM ITS FOCUS ON BONDS MATURING IN 11 TO 20 YEARS.

- WE REDUCED THE FUND'S NURSING HOME EXPOSURE BECAUSE THE INDUSTRY FACED LABOR SHORTAGES, CONCERNS ABOUT INSURANCE PAYMENTS AND CUTS IN MEDICAID REIMBURSEMENTS FROM SOME STATES.

[CHART]

CLASS A SHARES                                      3.78%
LEHMAN BROTHERS MUNICIPAL BOND INDEX                4.07%

                                    OBJECTIVE
                       Seeks as high a level of after-tax
                       total return as is consistent with
                                  prudent risk

                                TOTAL NET ASSETS
                                $1,692.4 million

MANAGEMENT STYLE

FIXED INCOME MATURITY SHORT INTERM. LONG

[GRAPHIC]

PERFORMANCE INFORMATION
                                                        COLUMBIA TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04

                CLASS A SHARES        CLASS A SHARES      LEHMAN BROTHERS
             WITHOUT SALES CHARGE    WITH SALES CHARGE  MUNICIPAL BOND INDEX
 12/1/1994               $ 10,000             $  9,525              $ 10,000
12/31/1994               $ 10,266             $  9,778              $ 10,220
 1/31/1995               $ 10,608             $ 10,104              $ 10,512
 2/28/1995               $ 10,952             $ 10,431              $ 10,818
 3/31/1995               $ 11,063             $ 10,538              $ 10,943
 4/30/1995               $ 11,067             $ 10,541              $ 10,956
 5/31/1995               $ 11,406             $ 10,865              $ 11,305
 6/30/1995               $ 11,224             $ 10,691              $ 11,207
 7/31/1995               $ 11,270             $ 10,735              $ 11,313
 8/31/1995               $ 11,393             $ 10,852              $ 11,457
 9/30/1995               $ 11,464             $ 10,920              $ 11,529
10/31/1995               $ 11,674             $ 11,120              $ 11,696
11/30/1995               $ 11,937             $ 11,370              $ 11,891
12/31/1995               $ 12,080             $ 11,506              $ 12,005
 1/31/1996               $ 12,136             $ 11,559              $ 12,096
 2/29/1996               $ 12,007             $ 11,437              $ 12,014
 3/31/1996               $ 11,816             $ 11,255              $ 11,860
 4/30/1996               $ 11,764             $ 11,205              $ 11,827
 5/31/1996               $ 11,765             $ 11,207              $ 11,822
 6/30/1996               $ 11,875             $ 11,311              $ 11,951
 7/31/1996               $ 11,957             $ 11,389              $ 12,058
 8/31/1996               $ 11,954             $ 11,387              $ 12,056
 9/30/1996               $ 12,129             $ 11,553              $ 12,225
10/31/1996               $ 12,259             $ 11,676              $ 12,363
11/30/1996               $ 12,471             $ 11,878              $ 12,589
12/31/1996               $ 12,403             $ 11,814              $ 12,536
 1/31/1997               $ 12,396             $ 11,807              $ 12,560
 2/28/1997               $ 12,519             $ 11,924              $ 12,676
 3/31/1997               $ 12,362             $ 11,775              $ 12,507
 4/30/1997               $ 12,449             $ 11,857              $ 12,612
 5/31/1997               $ 12,619             $ 12,020              $ 12,803
 6/30/1997               $ 12,752             $ 12,146              $ 12,940
 7/31/1997               $ 13,238             $ 12,609              $ 13,298
 8/31/1997               $ 13,028             $ 12,410              $ 13,173
 9/30/1997               $ 13,191             $ 12,565              $ 13,330
10/31/1997               $ 13,278             $ 12,648              $ 13,415
11/30/1997               $ 13,366             $ 12,731              $ 13,494
12/31/1997               $ 13,597             $ 12,951              $ 13,691
 1/31/1998               $ 13,744             $ 13,091              $ 13,832
 2/28/1998               $ 13,725             $ 13,073              $ 13,836
 3/31/1998               $ 13,734             $ 13,082              $ 13,849
 4/30/1998               $ 13,645             $ 12,997              $ 13,786
 5/31/1998               $ 13,903             $ 13,243              $ 14,004
 6/30/1998               $ 13,973             $ 13,309              $ 14,059
 7/31/1998               $ 13,974             $ 13,310              $ 14,094
 8/31/1998               $ 14,256             $ 13,579              $ 14,313
 9/30/1998               $ 14,477             $ 13,790              $ 14,491
10/31/1998               $ 14,418             $ 13,733              $ 14,491
11/30/1998               $ 14,467             $ 13,780              $ 14,542
12/31/1998               $ 14,506             $ 13,817              $ 14,579
 1/31/1999               $ 14,664             $ 13,968              $ 14,752
 2/28/1999               $ 14,575             $ 13,882              $ 14,687
 3/31/1999               $ 14,557             $ 13,866              $ 14,708
 4/30/1999               $ 14,608             $ 13,914              $ 14,744
 5/31/1999               $ 14,490             $ 13,801              $ 14,659
 6/30/1999               $ 14,249             $ 13,572              $ 14,448
 7/31/1999               $ 14,278             $ 13,600              $ 14,500
 8/31/1999               $ 14,099             $ 13,430              $ 14,384
 9/30/1999               $ 14,048             $ 13,381              $ 14,390
10/31/1999               $ 13,815             $ 13,159              $ 14,234
11/30/1999               $ 13,905             $ 13,245              $ 14,385
12/31/1999               $ 13,791             $ 13,136              $ 14,277
 1/31/2000               $ 13,663             $ 13,014              $ 14,214
 2/29/2000               $ 13,832             $ 13,175              $ 14,379
 3/31/2000               $ 14,087             $ 13,418              $ 14,693
 4/30/2000               $ 13,992             $ 13,328              $ 14,606
 5/31/2000               $ 13,879             $ 13,220              $ 14,530
 6/30/2000               $ 14,236             $ 13,560              $ 14,915
 7/31/2000               $ 14,417             $ 13,732              $ 15,122
 8/31/2000               $ 14,666             $ 13,969              $ 15,355
 9/30/2000               $ 14,537             $ 13,846              $ 15,275
10/31/2000               $ 14,687             $ 13,989              $ 15,442
11/30/2000               $ 14,833             $ 14,129              $ 15,559
12/31/2000               $ 15,284             $ 14,558              $ 15,944
 1/31/2001               $ 15,341             $ 14,612              $ 16,101
 2/28/2001               $ 15,462             $ 14,728              $ 16,153
 3/31/2001               $ 15,546             $ 14,807              $ 16,298
 4/30/2001               $ 15,169             $ 14,449              $ 16,122
 5/31/2001               $ 15,351             $ 14,622              $ 16,296
 6/30/2001               $ 15,502             $ 14,766              $ 16,406
 7/31/2001               $ 15,866             $ 15,113              $ 16,648
 8/31/2001               $ 16,207             $ 15,437              $ 16,923
 9/30/2001               $ 16,057             $ 15,294              $ 16,866
10/31/2001               $ 16,339             $ 15,563              $ 17,066
11/30/2001               $ 15,993             $ 15,233              $ 16,923
12/31/2001               $ 15,778             $ 15,029              $ 16,762
 1/31/2002               $ 16,053             $ 15,291              $ 17,052
 2/28/2002               $ 16,291             $ 15,517              $ 17,257
 3/31/2002               $ 15,839             $ 15,087              $ 16,919
 4/30/2002               $ 16,216             $ 15,446              $ 17,248
 5/31/2002               $ 16,346             $ 15,570              $ 17,354
 6/30/2002               $ 16,513             $ 15,728              $ 17,538
 7/31/2002               $ 16,731             $ 15,936              $ 17,764
 8/31/2002               $ 16,925             $ 16,121              $ 17,977
 9/30/2002               $ 17,385             $ 16,559              $ 18,371
10/31/2002               $ 16,919             $ 16,116              $ 18,066
11/30/2002               $ 16,835             $ 16,035              $ 17,990
12/31/2002               $ 17,299             $ 16,478              $ 18,370
 1/31/2003               $ 17,161             $ 16,346              $ 18,324
 2/28/2003               $ 17,537             $ 16,704              $ 18,580
 3/31/2003               $ 17,500             $ 16,669              $ 18,591
 4/30/2003               $ 17,710             $ 16,869              $ 18,714
 5/31/2003               $ 18,310             $ 17,441              $ 19,152
 6/30/2003               $ 18,166             $ 17,303              $ 19,071
 7/31/2003               $ 17,234             $ 16,415              $ 18,404
 8/31/2003               $ 17,404             $ 16,578              $ 18,542
 9/30/2003               $ 18,078             $ 17,219              $ 19,087
10/31/2003               $ 17,926             $ 17,075              $ 18,992
11/30/2003               $ 18,188             $ 17,324              $ 19,189
12/31/2003               $ 18,361             $ 17,488              $ 19,348
 1/31/2004               $ 18,440             $ 17,564              $ 19,459
 2/29/2004               $ 18,814             $ 17,920              $ 19,751
 3/31/2004               $ 18,635             $ 17,750              $ 19,681
 4/30/2004               $ 18,063             $ 17,205              $ 19,215
 5/31/2004               $ 17,993             $ 17,138              $ 19,146
 6/30/2004               $ 18,075             $ 17,217              $ 19,215
 7/31/2004               $ 18,350             $ 17,478              $ 19,468
 8/31/2004               $ 18,790             $ 17,898              $ 19,858
 9/30/2004               $ 18,930             $ 18,030              $ 19,963
10/31/2004               $ 19,098             $ 18,191              $ 20,135
11/30/2004               $ 18,864             $ 17,967              $ 19,969

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/04 (%)

   SHARE CLASS                      A                 B                 C
--------------------------------------------------------------------------------
   INCEPTION                    11/21/78          05/05/92          08/01/97
--------------------------------------------------------------------------------
   SALES CHARGE              WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
--------------------------------------------------------------------------------
   1-year                     3.78     -1.15    3.01     -1.96    3.17      2.17
   5-year                     6.30      5.27    5.51      5.19    5.66      5.66
   10-year                    6.55      6.03    5.76      5.76    5.87      5.87

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                      A                 B                 C
--------------------------------------------------------------------------------
   SALES CHARGE              WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
--------------------------------------------------------------------------------
   1-year                     4.70     -0.28    3.92     -1.08    4.07      3.07
   5-year                     6.14      5.11    5.35      5.03    5.51      5.51
   10-year                    6.11      5.59    5.32      5.32    5.43      5.43

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 21, 1978, class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04 ($)

   SALES CHARGE:             WITHOUT    WITH
---------------------------------------------
   Class A                    18,864   17,967
   Class B                    17,509   17,509
   Class C                    17,697   17,697

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                                        COLUMBIA TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

JUNE 1, 2004 - NOVEMBER 30, 2004

                         ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
                      BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)        DURING THE PERIOD ($)     EXPENSE RATIO (%)
                       ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL      ACTUAL     HYPOTHETICAL
   CLASS A            1,000.00       1,000.00       1,050.15       1,020.85          4.25         4.19                0.83
   CLASS B            1,000.00       1,000.00       1,046.10       1,017.10          8.08         7.97                1.58
   CLASS C            1,000.00       1,000.00       1,046.90       1,017.85          7.32         7.21                1.43

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                                        COLUMBIA TAX-EXEMPT FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began December 1, 2003, and ended November 30, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. During the summer and into the fall, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. However, when stocks rose after the election, bond prices fell. In November the 10-year Treasury yield, a bellwether for the bond market, rose sharply, but it ended the period at just over 4.3%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 4.44%. The municipal bond market performed in line with the taxable market. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 4.07%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.0% in four equal steps during the period.(1) The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 12.86% during this 12-month reporting period. Concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors throughout most of 2004. However, November was the best month of the calendar year for the stock market, as stocks rebounded after the election was settled. Small-cap and mid-cap stocks led the market throughout the period. Value stocks led growth stocks by a margin of more than two-to-one. Energy and utilities were the best-performing sectors.

(1)  The federal funds rate was raised to 2.25% on December 14, 2004.

[SIDENOTE]

SUMMARY
FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS PERFORMED IN LINE WITH THE TAXABLE MARKET, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

LEHMAN AGGREGATE INDEX     4.44%
LEHMAN MUNICIPAL INDEX     4.07%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE RUSSELL 3000 VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

S&P 500 INDEX              12.86%
RUSSELL 3000 VALUE INDEX   20.00%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

PORTFOLIO MANAGER'S REPORT
                                                        COLUMBIA TAX-EXEMPT FUND

For the 12-month period ended November 30, 2004, Columbia Tax-Exempt Fund class A shares returned 3.78% without sales charge. The fund's return was lower than the return of its benchmark, the Lehman Brothers Municipal Bond Index, which was 4.07%. However, it was higher than the average of its peer group, the Lipper General Municipal Debt Funds Category, which was 3.28%(1).

INTERMEDIATE-MATURITY BONDS MAKE POSITIVE CONTRIBUTION

In a generally favorable, but volatile, period for the bond market, the fund delivered solid performance by focusing on bonds with intermediate-range maturities--bonds maturing in 11 to 20 years. In this maturity range, yields were generally lower at the end of the period than where they started. We believe that the fund's exposure to this maturity range was higher than its peers, which helped its return comparison.

The fund also benefited from our decision to limit its exposure to bonds which mature within six years or are priced to a near term call. Interest rates on these bonds rose (and prices declined) as investors anticipated interest-rate hikes by the Federal Reserve Board (the Fed), which began in the summer.

In addition, the fund was helped by the fact that several issues in the portfolio were refunded. In this process, new bond debt is issued for the purpose of investing the proceeds in US Treasury bonds, to redeem the older bonds, usually at their stated call date and price. Pre-refunding typically boosts the credit quality and shortens the maturity of the bonds, which increases their value.

Our decision to reduce the fund's exposure to nursing homes also benefited performance. The sector has been hurt by labor shortages, cuts in Medicaid reimbursements by some states and concerns about payments from insurers. We were able to sell nursing home bonds at a premium over their market value.

HIGH-YIELD BONDS INCREASE FUND'S INCOME

The fund's position in high-yield bonds added to income during the period. High-yield bonds tend to be more sensitive to economic activity and less sensitive to changes in interest rate volatility than higher quality municipal bonds, but historically they have also provided additional income. By contrast, some of the fund's airline bonds detracted from performance. This industry continues to be hurt by rising oil prices, labor issues and increased competition.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 11/30/04 ($)

   Class A                       13.51
   Class B                       13.51
   Class C                       13.51

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 11/30/04 ($)

   Class A                       0.59
   Class B                       0.49
   Class C                       0.51

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income.

SEC YIELDS AS OF 11/30/04 (%)

   Class A                       3.96
   Class B                       3.40
   Class C                       3.56

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 11/30/04 (%)

   Class A                       6.09
   Class B                       5.23
   Class C                       5.48

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

EXPECT MODERATE GROWTH TO CONTINUE

If the economy continues to grow at a moderate pace and inflation is relatively stable, we believe the Fed is likely to continue to raise short-term interest rates at a measured pace. The four one-quarter point increases that it introduced between June and November were anticipated and therefore not especially disruptive to the financial markets.(1) In this environment, we look to maintain our focus on intermediate- to long-intermediate-term bonds with good call protection, which we believe have the potential to continue to appreciate. If the economy accelerates faster or inflation grows stronger than we anticipate, we would review our expectations and could change our focus.

[PHOTO OF KIMBERLY A. CAMPBELL]

Kimberly Campbell has managed the Columbia Tax-Exempt Fund since December 2001. Ms. Campbell was on a leave of absence for the period March 2004 to April 2004. Ms. Campbell has been with the advisor or its predecessors or affiliate organizations since June 1995.

/s/ Kimberly A. Campbell

The value of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

Investing in high-yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds.

(1) The federal funds rate was increased a fifth time, to 2.25%, on December 14, 2004.

[SIDENOTE]

WE LOOK TO MAINTAIN OUR FOCUS ON INTERMEDIATE- TO LONG-INTERMEDIATE-TERM BONDS WITH GOOD CALL PROTECTION, WHICH WE BELIEVE HAVE THE POTENTIAL TO CONTINUE TO APPRECIATE.

FINANCIAL STATEMENTS
NOVEMBER 30, 2004                                       COLUMBIA TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
NOVEMBER 30, 2004                                       COLUMBIA TAX-EXEMPT FUND

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.0%
EDUCATION - 2.8%
EDUCATION - 2.7%

    CA STATE EDUCATIONAL FACILITIES AUTHORITY  Loyola Marymount University, Series 2001,
                                                Insured: MBIA
                                                  (a) 10/01/17                                       2,525,000        1,387,386
                                                  (a) 10/01/20                                       1,000,000          461,010
  MA STATE COLLEGE BUILDING AUTHORITY PROJECT  Series 1994 A,
                                                  7.500% 05/01/11                                    1,500,000        1,847,760
                  MA STATE HEALTH & EDUCATION  Massachusetts Institute of Technology,
                         FACILITIES AUTHORITY   Series 2002 K,
                                                  5.500% 07/01/22                                    7,000,000        8,047,550
                                                Series 2002 L,
                                                  5.000% 07/01/18                                    5,000,000        5,475,950
                                               Tufts University, Series 2002 J,
                                                  5.500% 08/15/17 (b)                                2,895,000        3,296,218
         MN STATE HIGHER EDUCATION FACILITIES  College of Art & Design,
                                    AUTHORITY   Series 2000 5-D,
                                                  6.750% 05/01/26                                      500,000          536,900
                   MN UNIVERSITY OF MINNESOTA  Series 1996 A,
                                                  5.750% 07/01/17                                    1,000,000        1,169,530
                                               Series 1999 A,
                                                  5.500% 07/01/21                                    1,000,000        1,143,790
          VA STATE COLLEGE BUILDING AUTHORITY  Virginia Educational Facilities,
                                                Washington & Lee University,
                                                Series 2001,
                                                  5.375% 01/01/21                                    8,000,000        9,030,720
               WV UNIVERSITY OF WEST VIRGINIA  Series 1998 A,
                                                Insured: MBIA
                                                  5.250% 04/01/28                                   10,000,000       10,785,600
                                               Series 2000 A,
                                                Insured: AMBAC
                                                  (a) 04/01/16                                       3,300,000        1,972,641

                                                                                               Education Total       45,155,055

PREP SCHOOL - 0.1%

           MA STATE INDUSTRIAL FINANCE AGENCY  Tabor Academy, Series 1998,
                                                  5.400% 12/01/28                                    1,535,000        1,556,490

                                                                                             Prep School Total        1,556,490
                                                                                                                     ----------
                                                                                               EDUCATION TOTAL       46,711,545

HEALTH CARE - 11.4%
CONTINUING CARE RETIREMENT - 0.5%

        FL CAPITAL PROJECTS FINANCE AUTHORITY  Glenridge on Palmer Ranch,
                                                Series 2002 A,
                                                  8.000% 06/01/32                                    4,000,000        4,140,560

         FL LEE COUNTY INDUSTRIAL DEVELOPMENT  Shell Point Village Project,
                                    AUTHORITY   Series 1999 A,
                                                  5.750% 11/15/15                                      250,000          260,352

         HI STATE DEPARTMENT BUDGET & FINANCE  Kahala Senior Living Community,
                                                Series 2003 A,
                                                  7.875% 11/15/23                                    4,000,000        4,260,680

                                                                              Continuing Care Retirement Total        8,661,592

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HEALTH SERVICES - 0.4%

          MA STATE DEVELOPMENT FINANCE AGENCY  Boston Biomedical Research
                                                Institute, Series 1999,
                                                  5.650% 02/01/19                                    1,000,000          966,820

     WI STATE HEALTH & EDUCATIONAL FACILITIES  Marshfield Clinical, Series 1999,
                                    AUTHORITY   Insured: RAD
                                                  6.250% 02/15/29                                    5,600,000        6,165,712

                                                                                         Health Services Total        7,132,532

HOSPITALS - 6.7%

         AZ STATE HEALTH FACILITIES AUTHORITY  Catholic Healthcare West,
                                                Series 1999 A,
                                                  6.625% 07/01/20                                    7,000,000        7,763,490

            FL HILLSBOROUGH COUNTY INDUSTRIAL  Tampa General Hospital,
                         DEVELOPMENT HOSPITAL   Series 2003 A,
                                                  5.250% 10/01/24                                    3,200,000        3,218,176

 FL ORANGE COUNTY HEALTH FACILITIES AUTHORITY  Orlando Regional Healthcare System,
                                                Series 1996 A,
                                                Insured: MBIA
                                                  6.250% 10/01/16                                    3,000,000        3,650,949
                                                Series 1999,
                                                  6.000% 10/01/26                                    7,050,000        7,395,873
                                                Series 2002,
                                                  5.750% 12/01/32                                    1,650,000        1,735,355

           FL WEST ORANGE HEALTHCARE DISTRICT  Series 2001 A,
                                                  5.650% 02/01/22                                    2,600,000        2,704,390

         LA STATE PUBLIC FACILITIES AUTHORITY  Touro Infirmary, Series 1999,
                                                  5.625% 08/15/29                                    9,440,000        9,528,453

                MA STATE HEALTH & EDUCATIONAL  South Shore Hospital,
                         FACILITIES AUTHORITY   Series 1999 F,
                                                  5.750% 07/01/29                                   10,500,000       10,811,010

                MD STATE HEALTH & EDUCATIONAL  University of Maryland Medical
                         FACILITIES AUTHORITY   System, Series 2000,
                                                  6.750% 07/01/30                                    2,000,000        2,248,240

                  MI CHIPPEWA COUNTY HOSPITAL  County War Memorial Hospital,
                            FINANCE AUTHORITY   Series 1997 B,
                                                  5.625% 11/01/14                                      500,000          500,975

                          MI DICKINSON COUNTY  Series 1999,
                                                  5.700% 11/01/18                                    1,800,000        1,788,984

                                 MN ROCHESTER  Mayo Medical Center, Series 1992 I,
                                                  5.900% 11/15/09                                      500,000          562,435

          MN ST. PAUL HOUSING & REDEVELOPMENT  HealthEast, Inc.,
                                    AUTHORITY   Series 1993 B,
                                                  6.625% 11/01/17                                      805,000          811,818
                                                Series 1997 A,
                                                  5.500% 11/01/09                                      250,000          250,747

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HOSPITALS - (CONTINUED)

                                   MN WACONIA  Ridgeview Medical Center,
                                                Series 1999 A,
                                                Insured: RAD
                                                  6.125% 01/01/29                                    1,000,000        1,092,720

             MS MEDICAL CENTER BUILDING CORP.  University of Mississippi Medical
                                                Center, Series 1998,
                                                Insured: AMBAC
                                                  5.500% 12/01/23                                    9,550,000       10,787,489

           MT STATE HEALTH FACILITY AUTHORITY  Hospital Facilities, Series 1994,
                                                Insured: AMBAC
                                                  8.630% 02/25/25 (c)                                6,000,000        6,259,320

                    NC MEDICAL CARE COMMUNITY  Stanly Memorial Hospital,
                         HEALTH CARE FACILITY   Series 1999,
                                                  6.375% 10/01/29                                      500,000          535,330
                                               Wilson Memorial Hospital,
                                                Series 1997,
                                                Insured: AMBAC
                                                  (a) 11/01/14                                       1,380,000          906,301

         NH STATE HIGHER EDUCATIONAL & HEALTH  Series 1998,
                                                  5.800% 05/01/18                                    1,470,000        1,401,616

                                 NV HENDERSON  Catholic Healthcare West, Series 1999 A,
                                                  6.750% 07/01/20                                    3,200,000        3,495,744

            OH HIGHLAND COUNTY JOINT TOWNSHIP  Series 1999,
                            HOSPITAL DISTRICT     6.750% 12/01/29                                    1,425,000        1,371,520

           TX HARRIS COUNTY HEALTH FACILITIES  Rites-PA 549,
                        DEVELOPMENT AUTHORITY   Insured: MBIA
                                                  8.690% 07/01/15 (c)(d)                             9,000,000       10,083,420

     VA FAIRFAX COUNTY INDUSTRIAL DEVELOPMENT  Inova Health System,
                                    AUTHORITY   Series 1993 A,
                                                  5.000% 08/15/23                                   10,000,000       10,549,100

     VA HENRICO COUNTY INDUSTRIAL DEVELOPMENT  Bon Secours Health, Series 1996,
                                    AUTHORITY     6.000% 08/15/16                                    5,000,000        5,845,250

     WI STATE HEALTH & EDUCATIONAL FACILITIES  Aurora Health Care, Series 2003,
                                    AUTHORITY     6.400% 04/15/33                                    3,175,000        3,367,087
                                               Wheaton Franciscan Services,
                                                Series 2002,
                                                  5.750% 08/15/30                                    4,000,000        4,172,280

                                                                                               Hospitals Total      112,838,072

INTERMEDIATE CARE FACILITIES - 0.6%

       IL STATE DEVELOPMENT FINANCE AUTHORITY  Hoosier Care, Inc., Series 1999 A,
                                                  7.125% 06/01/34                                    2,370,000        2,013,576

         IN STATE HEALTH FACILITIES FINANCING  Hoosier Care, Inc., Series 1999 A,
                                    AUTHORITY     7.125% 06/01/34                                    9,820,000        8,343,170

                                                                                                  Intermediate
                                                                                         Care Facilities Total       10,356,746

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
NURSING HOMES - 3.2%

          CA SAN DIEGO INDUSTRIAL DEVELOPMENT  Series 1986,
                                                  8.750% 12/01/16                                    4,500,000        4,153,635

       CO HEALTH FACILITIES AUTHORITY REVENUE  American Housing Funding I, Inc.,
                                                Series 2003,
                                                  8.500% 12/01/31                                      915,000          895,648

                                    IA MARION  Health Care Facilities Revenue,
                                                  6.500% 01/01/29                                      470,000          428,978

                   IA STATE FINANCE AUTHORITY  Care Initiatives, Series 1998 B,
                                                  5.500% 07/01/08                                      975,000          976,833
                                                  5.750% 07/01/28                                    4,500,000        3,927,690

      IN GARY INDUSTRIAL ECONOMIC DEVELOPMENT  West Side Health Care Center,
                                                Series 1987 A,
                                                  11.500% 10/01/17 (e)                               1,760,000          880,000

          MA STATE DEVELOPMENT FINANCE AGENCY  Woodlawn Manor, Inc.,
                                                Series 2000 A,
                                                  7.750% 12/01/27                                    2,435,000        1,315,533
                                                Series 2000 B,
                                                  11.657% 06/01/27 (e)(f)                              742,783          111,417

           MA STATE INDUSTRIAL FINANCE AGENCY  GF/Massachusetts, Inc., Series 1994,
                                                  8.300% 07/01/23                                   11,360,000       11,447,586

                 MI CHEBOYGAN COUNTY ECONOMIC  Metro Health Foundation Project,
                            DEVELOPMENT CORP.   Series 1993,
                                                  11.000% 11/01/22 (g)(h)                              495,700           19,332

     PA CAMBRIA COUNTY INDUSTRIAL DEVELOPMENT  Beverly Enterprises, Series 1987,
                                    AUTHORITY     10.000% 06/18/12                                   1,100,000        1,216,952

     PA CHESTER COUNTY INDUSTRIAL DEVELOPMENT  Pennsylvania Nursing Home, Inc.,
                                                Series 2002,
                                                  8.500% 05/01/32                                    6,470,000        6,285,799

                 PA DELAWARE COUNTY AUTHORITY  Main Line & Haverford Nursing,
                                                Series 1992,
                                                  9.000% 08/01/22 (h)                                8,790,000        5,274,000

    PA LACKAWANNA COUNTY INDUSTRIAL AUTHORITY  Greenridge Nursing Center,
                                                Series 1990,
                                                  10.500% 12/01/10 (e)(f)                            1,025,000          922,500

                 PA LUZERNE COUNTY INDUSTRIAL  Millville Nursing Center,
                        DEVELOPMENT AUTHORITY   Series 1990,
                                                  10.500% 12/01/12 (e)(f)                            2,815,000        2,533,500

              PA WASHINGTON COUNTY INDUSTRIAL  First Mortgage - AHF / Central
                        DEVELOPMENT AUTHORITY   Project, Series 2003,
                                                  7.750% 01/01/29                                    2,218,000        2,095,411

                   TN METROPOLITAN GOVERNMENT  Nashville & Davidson Counties
                                                Health & Education
                                                Facilities First Mortgage - AHF
                                                Project, Series 2003,
                                                  6.500% 01/01/29                                      508,000          479,923

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
NURSING HOMES - (CONTINUED)

           WA KITSAP COUNTY HOUSING AUTHORITY  Martha & Mary Nursing Home,
                                                Series 1996,
                                                Insured: GNMA
                                                  7.100% 02/20/36                                   10,000,000       11,666,700

                                                                                           Nursing Homes Total       54,631,437
                                                                                                                    -----------
                                                                                             HEALTH CARE TOTAL      193,620,379

HOUSING - 4.5%
ASSISTED LIVING/SENIOR - 1.3%

                               DE KENT COUNTY  Heritage at Dover, Series 1999, AMT,
                                                  7.625% 01/01/30                                    1,690,000        1,499,892

       IL STATE DEVELOPMENT FINANCE AUTHORITY  Care Institute, Inc., Series 1995,
                                                  8.250% 06/01/25                                    9,380,000        9,097,099

                                 MN ROSEVILLE  Care Institute, Inc., Series 1993,
                                                  7.750% 11/01/23 (e)                                3,275,000        2,128,750

             NC STATE MEDICAL CARE COMMISSION  DePaul Community Facilities
                                                Project, Series 1999,
                                                  7.625% 11/01/29                                    2,130,000        2,196,435

             TX BELL COUNTY HEALTH FACILITIES  Care Institutions, Inc.,
                            DEVELOPMENT CORP.   Series 1994,
                                                  9.000% 11/01/24                                    7,050,000        6,473,662

                                                                                  Assisted Living/Senior Total       21,395,838

MULTI-FAMILY - 2.8%

         CO STATE HEALTH FACILITIES AUTHORITY  Birchwood Manor, Series 1991 A,
                                                Insured: GNMA
                                                  7.625% 04/01/26                                    1,835,000        1,839,147

  FL BROWARD COUNTY HOUSING FINANCE AUTHORITY  Chaves Lake Apartment Project,
                                                Series 2000, AMT,
                                                  7.500% 07/01/40                                    6,425,000        6,355,995

                                               Cross Keys Apartments
                                                Series 1998 A, AMT,
                                                  5.750% 10/01/28                                      990,000          999,672

     FL CLAY COUNTY HOUSING FINANCE AUTHORITY  Madison Commons Apartments,
                                                Series 2000 A, AMT,
                                                  7.450% 07/01/40                                    3,220,000        3,205,124

   FL ORANGE COUNTY HOUSING FINANCE AUTHORITY  Palms at Brentwood Apartments,
                                                Series 1998 K,
                                                  6.500% 12/01/34                                    8,035,000        6,448,088

               FL STATE HOUSING FINANCE CORP.  Sunset Place Apartments,
                                                Series 1999 K-1,
                                                  6.000% 10/01/19                                      150,000          149,373

     MN DAKOTA COUNTY HOUSING & REDEVELOPMENT  Series 1999,
                                    AUTHORITY     6.000% 11/01/09                                      125,000          125,000
                                                  6.250% 05/01/29                                    5,180,000        5,180,000

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
MULTI-FAMILY - (CONTINUED)

                                 MN LAKEVILLE  Southfork Apartment Project,
                                                Series 1989 A,
                                                  9.875% 02/01/20                                      200,000          200,430

                               MN MINNEAPOLIS  Riverplace Project,
                                                Series 1987 A,
                                                  7.100% 01/01/20                                      170,000          170,236

          MN ROBBINSDALE ECONOMIC DEVELOPMENT   Series 1999 A,
                                    AUTHORITY     6.875% 01/01/26                                      250,000          226,265

 MN WASHINGTON COUNTY HOUSING & REDEVELOPMENT  Cottages of Aspen, Series 1992, AMT,
                                    AUTHORITY     9.250% 06/01/22                                    1,920,000        1,963,642

                           MN WHITE BEAR LAKE  Birch Lake Townhome Project,
                                                Series 1989 A,
                                                  9.750% 07/15/19                                    2,385,000        2,385,930
                                                Series 1989 B, AMT,
                                                  (a) 07/15/19                                         266,000          119,410

      MO ST. LOUIS AREA HOUSING FINANCE CORP.  Wellington Arms III, Series 1979,
                                                Insured: FHA
                                                  7.500% 01/01/21                                    1,716,653        1,696,019

              NC STATE HOUSING FINANCE AGENCY  Series 1994 F, Insured: FHA
                                                  6.600% 07/01/17                                    1,100,000        1,123,540

           NE OMAHA HOUSING DEVELOPMENT CORP.  Mortgage Notes, North Omaha Homes,
                                                Series 1979, Insured: FHA
                                                  7.375% 03/01/21 (e)                                   55,806           52,745

            NY NYACK HOUSING ASSISTANCE CORP.  Nyack Plaza Apartments,
                                                Series 1979, Insured: FHA
                                                  7.375% 06/01/21                                    1,771,035        1,809,254

                       RESOLUTION TRUST CORP.  Pass Through Certificates,
                                                Series 1993 A,
                                                  8.500% 12/01/16 (d)                                6,615,223        6,423,910

                 TN FRANKLIN INDUSTRIAL BOARD  Landings Apartment Project,
                                                Series 1996 B,
                                                  8.750% 04/01/27                                    3,120,000        3,194,225

        VA ALEXANDRIA REDEVELOPMENT & HOUSING  Courthouse Commons Apartments,
                                    AUTHORITY   Series 1990 A, AMT,
                                                  10.000% 01/01/21 (g)                                 760,000          630,352
                                                Series 1990 B, AMT,
                                                  (a) 01/01/21 (g)                                     834,000        1,218,036

    VA FAIRFAX COUNTY REDEVELOPMENT & HOUSING  Mt. Vernon Apartments,
                                    AUTHORITY   Series 1995 A,
                                                Insured: GNMA
                                                  6.625% 09/20/20                                    1,500,000        1,538,355

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
MULTI-FAMILY - (CONTINUED)

        WY ROCK SPRINGS HOUSING FINANCE CORP.  Bicentennial Association II,
                                                Series 1979,
                                                Insured: FHA
                                                  7.360% 05/01/20                                      945,452          960,249

                                                                                            Multi-Family Total       48,014,997

SINGLE FAMILY - 0.4%

           CA STATE HOUSING FINANCE AUTHORITY  Series 1984 B,
                                                  (a) 08/01/16                                         325,000           91,601

     CO EL PASO COUNTY SCHOOL DISTRICT NO. 11  Series 1988 A,
                                                Insured: GNMA
                                                  8.375% 03/25/19                                      170,771          170,793

           CO STATE HOUSING FINANCE AUTHORITY  Single Family Housing,
                                                Series 1996 B-1, AMT,
                                                  7.650% 11/01/26                                      175,000          175,019

                            FL BREVARD COUNTY  Single Family Mortgage,
                                                Series 1985,
                                                Insured: FGIC
                                                  (a) 04/01/17                                         440,000          128,555

                            FL BROWARD COUNTY  Housing Finance Authority,
                                                Series 1995, AMT,
                                                Insured: GNMA
                                                  6.700% 02/01/28                                      320,000          324,394

      FL LEE COUNTY HOUSING FINANCE AUTHORITY  Series 1996 A-1, AMT
                                                Insured: GNMA
                                                  7.350% 03/01/27                                      485,000          489,680
                                               Series 1998 A-2, AMT
                                                Insured: GNMA
                                                  6.300% 03/01/29                                      375,000          377,614

  FL MANATEE COUNTY HOUSING FINANCE AUTHORITY  Series 1996 1, AMT,
                                                Insured: GNMA
                                                  7.450% 05/01/27                                      280,000          294,627

                                   IL CHICAGO  Single Family Mortgage,
                                                Series 1996 B, AMT,
                                                Insured: GNMA
                                                  7.625% 09/01/27                                      175,000          175,018
                                               Series 1997 A, AMT,
                                                Insured: GNMA
                                                  7.250% 09/01/28                                      190,000          191,693

              MA STATE HOUSING FINANCE AGENCY  Series 1992 21, AMT,
                                                  7.125% 06/01/25                                    1,320,000        1,321,162

                MN CHICAGO & STEARNS COUNTIES  Series 1994 B, AMT,
                                                Guarantor: FNMA
                                                  7.050% 09/01/27                                       75,000           77,159

                   MN DAKOTA COUNTY HOUSING &  Series 1986,
                      REDEVELOPMENT AUTHORITY   Insured: GNMA
                                                  7.200% 12/01/09                                       10,000           10,042

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
SINGLE FAMILY - (CONTINUED)

              NC STATE HOUSING FINANCE AGENCY  Series 1998, AMT,
                                                  5.250% 03/01/17                                      435,000          448,237

          NM STATE MORTGAGE FINANCE AUTHORITY  Series 1999 D-2, AMT,
                                                Insured: GNMA
                                                  6.750% 09/01/29                                    2,085,000        2,221,901

              OK STATE HOUSING FINANCE AGENCY  Series 1999 B-1,
                                                Insured: GNMA
                                                  6.800% 09/01/16                                      350,000          352,030

             OR STATE DEPARTMENT OF HOUSING &   Series 1997 E,
                           COMMUNITY SERVICES     5.150% 07/01/13                                      155,000          162,507
                                                Series 1998 A,
                                                  5.150% 07/01/15                                       60,000           62,663

                                                                                           Single Family Total        7,074,695
                                                                                                                     ----------
                                                                                                 HOUSING TOTAL       76,485,530

INDUSTRIAL - 2.3%
FOOD PRODUCTS - 0.8%

      FL HENDRY COUNTY INDUSTRIAL DEVELOPMENT  Savannah Foods & Industries,
                                    AUTHORITY   Series 1992, AMT,
                                                  6.400% 03/01/17 (g)                                1,500,000        1,461,300

        GA CARTERSVILLE DEVELOPMENT AUTHORITY  Anheuser-Busch Companies, Inc.,
                                                Series 2002, AMT,
                                                  5.950% 02/01/32                                    3,000,000        3,130,050

   MI STATE STRATEGIC FUND MICHIGAN SUGAR CO.  Carollton Project,
                                                Series 1998 C, AMT,
                                                  6.550% 11/01/25                                    3,450,000        3,186,593
                                               Imperial Holly Corp.,
                                                Series 1998 B,
                                                  6.450% 11/01/25                                    2,800,000        2,556,288
                                               Sebewang Project,
                                                Imperial Holly Corp.,
                                                Series 1998 A,
                                                  6.250% 11/01/15                                    2,250,000        2,226,690

                                                                                           Food Products Total       12,560,921

Forest Products - 0.5%

             FL ESCAMBIA COUNTY ENVIRONMENTAL  Series 2003 A, AMT,
                          IMPROVEMENT REVENUE     5.750% 11/01/27                                    2,200,000        2,224,332

                              IA CEDAR RAPIDS  Weyerhaeuser Co. Project,
                                                Series 1984,
                                                  9.000% 08/01/14                                    1,000,000        1,214,670

                       MN INTERNATIONAL FALLS  Boise Cascade Corp.,
                                                Series 1999, AMT,
                                                  6.850% 12/01/29                                    5,425,000        5,725,545

                                                                                         Forest Products Total        9,164,547

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
INDUSTRIAL -- (CONTINUED)
MANUFACTURING - 0.7%

        IL WILL-KANKAKEE REGIONAL DEVELOPMENT  Flanders Corp./Precisionaire
                                    AUTHORITY   Project, Series 1997, AMT,
                                                  6.500% 12/15/17                                    2,450,000        2,463,205

                 KS WICHITA AIRPORT AUTHORITY  Cessna Citation Service Center,
                                                 Series 2002 A, AMT,
                                                     6.250% 06/15/32                                 5,000,000        5,285,850

         MN ALEXANDRIA INDUSTRIAL DEVELOPMENT  Revenue Bonds Seluemed Ltd.
                                                LLP Project, Series 1998, AMT,
                                                  5.850% 03/01/18                                      830,000          831,693

           MO STATE DEVELOPMENT FINANCE BOARD  Procter & Gamble Co.,
                                                Series 1999, AMT,
                                                  5.200% 03/15/29                                    3,000,000        3,100,770

                                                                                           Manufacturing Total       11,681,518

METALS & MINING - 0.1%

   NV STATE DEPARTMENT OF BUSINESS & INDUSTRY  Wheeling-Pittsburgh Steel Corp.,
                                                Series 1999 A, AMT,
                                                  8.000% 09/01/14 (d)                                1,205,323        1,077,570

       PA BUCKS COUNTY INDUSTRIAL DEVELOPMENT  Jorgensen Steel, Series 1980,
                                                  9.000% 06/01/05                                      500,000          507,780

                                                                                         Metals & Mining Total        1,585,350

OIL & GAS - 0.2%

        NJ MIDDLESEX COUNTY POLLUTION CONTROL  Amerada Hess Corp., Series 2004,
                                                  6.050% 09/15/34                                      900,000          938,889

                  VI PUBLIC FINANCE AUTHORITY  Hovensa Refinery, Series 2003, AMT,
                                                  6.125% 07/01/22                                    2,100,000        2,238,201

                                                                                               Oil & Gas Total        3,177,090
                                                                                                                     ----------
                                                                                              INDUSTRIAL TOTAL       38,169,426

OTHER - 18.1%
POOL/BOND BANK - 1.0%

              FL STATE MUNICIPAL LOAN COUNCIL  Series 2000 A,
                                                Insured: MBIA
                                                  (a) 04/01/21                                       1,000,000          452,320

     MA STATE WATER POLLUTION ABATEMENT TRUST  Series 1999 A,
                                                  6.000% 08/01/17                                   10,000,000       11,906,100

      NY STATE ENVIRONMENTAL FACILITIES CORP.  New York City Municipal Water
                                                Project K, Series 2002,
                                                  5.500% 06/15/17                                    4,795,000        5,519,285

                                                                                          Pool/Bond Bank Total       17,877,705

REFUNDED/ESCROWED (i) - 16.8%

                                 AK ANCHORAGE  Ice Rink Revenue, Series 1998,
                                                  6.250% 01/01/12                                    1,770,000        1,957,868

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (i) - (CONTINUED)

    AZ MARICOPA COUNTY INDUSTRIAL DEVELOPMENT  Advantage Point, Series 1996 A,
                                    AUTHORITY     6.625% 07/01/26                                    2,750,000        2,977,233
                                               Single Family, Series 1984,
                                                  (a) 02/01/16                                       4,500,000        2,713,635

        AZ PIMA COUNTY INDUSTRIAL DEVELOPMENT  Series 1989, AMT,
                                    AUTHORITY     8.200% 09/01/21                                   12,370,000       17,123,420

          CA PALMDALE COMMUNITY REDEVELOPMENT  Series 1986 A, AMT,
                                       AGENCY   Insured: FHA
                                                  8.000% 03/01/16                                    3,000,000        4,068,720
                                               Series 1986 D, AMT,
                                                Insured: MBIA
                                                  8.000% 04/01/16                                    7,000,000        9,508,310

      CA PERRIS COMMUNITY FACILITIES DISTRICT  Series 1991 2-90,
                                                  8.750% 10/01/21                                    6,165,000        9,424,436

                                    CA POMONA  Series 1990 A,
                                                Insured: GNMA
                                                  7.600% 05/01/23                                   10,000,000       13,170,400

                          CA RIVERSIDE COUNTY  Series 1988, AMT,
                                                Insured: GNMA
                                                  8.300% 11/01/12                                   10,000,000       13,063,400

                               CO MESA COUNTY  Series 1992,
                                                  (a) 12/01/11                                       5,905,000        4,514,904

                                 FL MELBOURNE  Series 2000 A,
                                                Insured: FGIC
                                                  (a) 10/01/19                                         600,000          302,052

              FL ORLANDO UTILITIES COMMISSION  Water & Electric Revenue
                                                Series 1989 D,
                                                  6.750% 10/01/17                                    3,750,000        4,627,725

                           FL SEMINOLE COUNTY  Series 1992,
                                                Insured: MBIA
                                                  6.000% 10/01/19                                    1,030,000        1,244,570

            FL STATE MID-BAY BRIDGE AUTHORITY  Series 1991 A,
                                                  6.875% 10/01/22                                    2,000,000        2,610,620

            FL TAMPA BAY WATER UTILITY SYSTEM  Series 1991,
                                                Insured: FGIC
                                                  9.580% 10/01/29 (c)(d)                               500,000          644,190

         GA FORSYTH COUNTY HOSPITAL AUTHORITY  Georgia Baptist Healthcare System,
                                                Series 1998,
                                                  6.000% 10/01/08                                      620,000          664,851

         ID STATE HEALTH FACILITIES AUTHORITY  IHC Hospitals, Inc., Series 1992,
                                                  6.650% 02/15/21                                    4,800,000        6,115,632

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (i) - (CONTINUED)

          MA STATE COLLEGE BUILDING AUTHORITY  Series 1999 A,
                                                Insured: MBIA
                                                  (a) 05/01/19                                       7,710,000        3,912,594
                                                  (a) 05/01/20                                       7,750,000        3,718,373

                  MA STATE TURNPIKE AUTHORITY  Series 1993 A,
                                                 Insured: FGIC
                                                  5.000% 01/01/20                                   12,665,000       13,742,665
                                                  5.000% 01/01/20                                    3,610,000        3,917,175
                                                  5.125% 01/01/23                                    3,600,000        3,943,332

      MI KALAMAZOO HOSPITAL FINANCE AUTHORITY  Borgess Medical Center, Series 1994 A,
                                                Insured: FGIC
                                                  6.250% 06/01/14                                    1,000,000        1,196,540

   MI ROMULUS TAX INCREMENT FINANCE AUTHORITY  Series 1994,
                                                  6.750% 11/01/19                                      500,000          538,200

              MN DAKOTA & WASHINGTON COUNTIES  Series 1988, AMT,
            HOUSING & REDEVELOPMENT AUTHORITY    Insured: GNMA
                                                  8.150% 09/01/16                                      235,000          322,399

                      MN METROPOLITAN COUNCIL  Hubert H. Humphrey Metrodome, Series 1992,
                                                  6.000% 10/01/09                                      300,000          303,828

                                  MN MOORHEAD  Series 1979,
                                                Insured: FHA
                                                  7.100% 08/01/11                                       20,000           22,854

         MN WESTERN MINNESOTA MUNICIPAL POWER  Series 1983 A,
                                       AGENCY   Insured: MBIA
                                                  9.750% 01/01/16                                    1,000,000        1,502,690

            NC EASTERN MUNICIPAL POWER AGENCY  Series 1987 A,
                                                  4.500% 01/01/24                                    1,750,000        1,784,510
                                               Series 1991 A,
                                                  5.000% 01/01/21                                    8,735,000        9,479,135
                                                  6.500% 01/01/18                                    1,500,000        1,875,615

                            NC LINCOLN COUNTY  Lincoln County Hospital, Series 1991,
                                                  9.000% 05/01/07                                      295,000          320,730

                           NC RANDOLPH COUNTY  Series 2000,
                                                Insured: FSA
                                                  5.750% 06/01/22                                      250,000          282,375

             NC STATE MEDICAL CARE COMMISSION  Annie Penn Memorial Hospital, Series 1998,
                                                  5.375% 01/01/22                                      500,000          545,105

 NJ STATE TRANSPORTATION TRUST FUND AUTHORITY  Series 1995 B,
                                                Insured: MBIA
                                                  7.000% 06/15/12                                   10,135,000       12,460,678

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (i) - (CONTINUED)

                  NJ STATE TURNPIKE AUTHORITY  Series 1991 C,
                                                Insured: MBIA
                                                  6.500% 01/01/16                                   13,695,000       16,427,289

      NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY  Series 1992,
                                                Insured: CAP
                                                  6.125% 01/01/21                                    7,000,000        8,487,570
                                               Series 1992 Y,
                                                Insured: MBIA
                                                  5.500% 01/01/17                                    2,000,000        2,270,980
                                                  6.125% 01/01/21                                    8,500,000       10,306,335

       OK OKLAHOMA CITY INDUSTRIAL & CULTURAL  Hillcrest Health Center, Series 1988,
                             FACILITIES TRUST     6.400% 08/01/14                                    4,320,000        4,837,925

     OR SAINT CHARLES MEMORIAL HOSPITAL, INC.  Series 1973 A,
                                                  6.750% 01/01/06                                       63,000           64,504

                         OR WASHINGTON COUNTY  School District No. 48J, Series 1998,
                                                  5.000% 08/01/17                                      400,000          433,232

               PA CONVENTION CENTER AUTHORITY  Series 1989 A,
                                                Insured: FGIC
                                                  6.000% 09/01/19                                   14,010,000       16,759,042

   PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY  Series 2000 A,
                                                Insured: FGIC
                                                  (a) 08/15/23                                       5,000,000        1,934,750

        PR COMMONWEALTH OF PUERTO RICO PUBLIC  Series 2002 E,
                                FINANCE CORP.     6.000% 08/01/26                                      230,000          270,004

           SC PIEDMONT MUNICIPAL POWER AGENCY  Series 1988,
                                                Insured: AMBAC
                                                  (a) 01/01/13                                      28,385,000       19,049,178
                                               Series 1993,
                                                Insured: MBIA
                                                  5.375% 01/01/25                                    4,395,000        4,904,520

        TN SHELBY COUNTY, HEALTH, EDUCATION &  Open Arms Development Center,
                     HOUSING FACILITIES BOARD   Series 1992 A,
                                                  9.750% 08/01/19                                    3,610,000        4,361,133
                                                Series 1992 C,
                                                  9.750% 08/01/19                                    3,615,000        4,367,173

              TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                Insured: FSA
                                                  (a) 12/01/19                                      25,155,000       12,275,137

      TX STATE RESEARCH LABORATORY COMMISSION  Superconducting Super Collider, Series 1991,
                            FINANCE AUTHORITY     6.950% 12/01/12                                   10,000,000       11,769,500

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (i) - (CONTINUED)

          WV STATE HOSPITAL FINANCE AUTHORITY  Charleston Medical Center,
                                                Series 2000 A,
                                                  6.750% 09/01/30                                    8,800,000       10,481,856

                                                                                       Refunded/Escrowed Total      283,600,892

TOBACCO - 0.3%

        NJ TOBACCO SETTLEMENT FINANCING CORP.  Series 2003,
                                                  6.750% 06/01/39                                    4,750,000        4,737,365

                                                                                                 Tobacco Total        4,737,365
                                                                                                                    -----------
                                                                                                   OTHER TOTAL      306,215,962

OTHER REVENUE - 2.0%
HOTELS - 0.1%

     MA BOSTON INDUSTRIAL DEVELOPMENT FINANCE  Crosstown Center Project,
                                    AUTHORITY   Series 2002, AMT,
                                                  6.500% 09/01/35                                    3,000,000        2,937,150

                                                                                                  Hotels Total        2,937,150

RECREATION - 1.7%

       CA AQUA CALIENTE BAND CAHUILLA INDIANS     6.000% 07/01/18                                    1,400,000        1,442,000

              CA CABAZON BAND MISSION INDIANS     8.375% 10/01/15 (d)                                1,780,000        1,776,458
                                                  8.750% 10/01/19 (d)                                6,210,000        6,197,456

    CO METROPOLITAN FOOTBALL STADIUM DISTRICT  Series 1999 A,
                                                Insured: MBIA
                                                  (a) 01/01/11                                       3,650,000        2,897,115

                      FL CAPITAL TRUST AGENCY  Seminole Tribe Convention Center,
                                                Series 2002 A,
                                                  10.000% 10/01/33 (d)                               7,500,000        9,190,275

                 IA STATE VISION SPECIAL FUND  Series 2001,
                                                Insured: MBIA
                                                  5.500% 02/15/18                                    5,920,000        6,764,902

                                                                                              Recreation Total       28,268,206

RETAIL - 0.2%

      NJ STATE ECONOMIC DEVELOPMENT AUTHORITY  Glimcher Properties LP Project,
                                                Series 1998, AMT,
                                                  6.000% 11/01/28                                    3,400,000        3,327,818

                                                                                                  Retail Total        3,327,818
                                                                                                                    -----------
                                                                                           OTHER REVENUE TOTAL       34,533,174

RESOURCE RECOVERY - 0.6%
DISPOSAL - 0.3%

             IL DEVELOPMENT FINANCE AUTHORITY  Waste Management, Inc.,
                                                Series 1997, AMT,
                                                  5.050% 01/01/10                                    2,500,000        2,604,450

                      MI STATE STRATEGIC FUND  United Waste Systems, Inc.,
                                                Series 1995, AMT,
                                                  5.200% 04/01/10                                      500,000          525,115

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
RESOURCE RECOVERY - (CONTINUED)
DISPOSAL - (CONTINUED)

   NV STATE DEPARTMENT OF BUSINESS & INDUSTRY  Republic Services, Inc.,
                                                 Series 2003, AMT,
                                                  5.625% 12/01/26 (c)                                1,500,000        1,610,355

                                                                                                Disposal Total        4,739,920
RESOURCE RECOVERY - 0.3%

   FL PALM BEACH COUNTY SOLID WASTE AUTHORITY  Series 1998 A,
                                                 Insured: AMBAC
                                                   (a) 10/01/12                                      1,855,000        1,349,661

           MA STATE INDUSTRIAL FINANCE AGENCY  Ogden Haverhill Project,
                                                 Series 1998 A, AMT,
                                                   5.400% 12/01/11                                   3,300,000        3,330,426

                                                                                       Resource Recovery Total        4,680,087
                                                                                                                      ---------
                                                                                       RESOURCE RECOVERY TOTAL        9,420,007
 TAX-BACKED - 33.5%
 LOCAL APPROPRIATED - 2.7%

                CA LOS ANGELES COUNTY SCHOOLS  Series 1999 A,
                                                 Insured: AMBAC
                                                   (a) 08/01/22                                      2,180,000          884,644

          FL HILLSBOROUGH COUNTY SCHOOL BOARD  Series 1998 A,
                                                 Insured: MBIA
                                                   5.500% 07/01/16                                   1,060,000        1,205,188

                IL CHICAGO BOARD OF EDUCATION  General Obligation Lease
                                                 Certificates, Series 1992 A,
                                                 Insured: MBIA
                                                   6.000% 01/01/20                                   8,000,000        9,537,200
                                                   6.250% 01/01/15                                   8,400,000        9,848,664

         IN BEECH GROVE SCHOOL BUILDING CORP.  Series 1996,
                                                 Insured: MBIA
                                                   6.250% 07/05/16                                   2,265,000        2,680,106

         IN CROWN POINT SCHOOL BUILDING CORP.  Series 2000,
                                                 Insured: MBIA
                                                   (a) 01/15/19                                      6,500,000        3,289,650

    MN HIBBING ECONOMIC DEVELOPMENT AUTHORITY  Series 1997,
                                                   6.400% 02/01/12                                     500,000          511,560

MO ST. LOUIS INDUSTRIAL DEVELOPMENT AUTHORITY  St. Louis Convention Center,
                                                 Series 2000,
                                                 Insured: AMBAC
                                                   (a) 07/15/18                                      2,000,000        1,049,380

                              NC ROWAN COUNTY  Justice Center Project, Series 1992,
                                                   6.250% 12/01/07                                     355,000          374,930

         SC GREENVILLE COUNTY SCHOOL DISTRICT  Series 2002,
                                                   5.875% 12/01/17                                   8,000,000        8,919,760

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL APPROPRIATED - (CONTINUED)

               TX CESAR E. CHAVEZ HIGH SCHOOL  Series 1998 A,
                                                 Insured: AMBAC
                                                   (a) 09/15/18                                      3,885,000        2,003,417
                                                   (a) 09/15/20                                      3,885,000        1,781,117

TX HOUSTON INDEPENDENT SCHOOL DISTRICT PUBLIC  Series 1998 A,
                             FACILITIES CORP.    Insured: AMBAC
                                                   (a) 09/15/14                                      3,885,000        2,534,030
                                               Series 1998 B,
                                                 Insured: AMBAC
                                                   (a) 09/15/15                                      2,000,000        1,231,920

                                                                                      Local Appropriated Total       45,851,566
LOCAL GENERAL OBLIGATIONS - 12.5%

                       AK NORTH SLOPE BOROUGH  Series 1999 B,
                                                 Insured: MBIA
                                                   (a) 06/30/10                                     10,000,000        8,171,300
                                               Series 2000 B,
                                                 Insured: MBIA
                                                   (a) 06/30/10                                     18,000,000       14,710,860
                                               Series 2001 A,
                                                 Insured: MBIA
                                                   (a) 06/30/12                                     18,000,000       13,270,860

           CA BENICIA UNIFIED SCHOOL DISTRICT  Series 1997 A,
                                                 Insured: FGIC
                                                   (a) 08/01/21                                      5,955,000        2,597,392

      CA CORONA-NORCO UNIFIED SCHOOL DISTRICT  Series 2001 C,
                                                 Insured: FGIC
                                                   (a) 09/01/18                                      1,390,000          722,981

    CA GOLDEN WEST SCHOOL FINANCING AUTHORITY  Series 1999 A,
                                                 Insured: MBIA
                                                   (a) 08/01/14                                      3,980,000        2,621,029

       CA LOS ANGELES UNIFIED SCHOOL DISTRICT  Series 2002,
                                                 Insured: MBIA
                                                   5.750% 07/01/16                                   2,500,000        2,912,500

              CA MODESTO HIGH SCHOOL DISTRICT  Series 2002 A,
                                                 Insured: FGIC
                                                   (a) 08/01/17                                      2,500,000        1,384,375

       CA MORGAN HILL UNIFIED SCHOOL DISTRICT  Series 2002,
                                                 Insured: FGIC
                                                   (a) 08/01/22                                      3,345,000        1,369,142

          CA SAN JUAN UNIFIED SCHOOL DISTRICT  Series 2001,
                                                 Insured: FSA
                                                   (a) 08/01/17                                      1,525,000          844,469
                                                   (a) 08/01/18                                      1,785,000          932,109

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

      CA VALLEJO CITY UNIFIED SCHOOL DISTRICT  Series 2002 A,
                                                 Insured: MBIA
                                                   5.900% 02/01/20                                   1,000,000        1,186,750

 CA WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT  Series 2001 B,
                                                 Insured: MBIA
                                                   6.000% 08/01/24                                   1,855,000        2,215,519

     CO EL PASO COUNTY SCHOOL DISTRICT NO. 11  Series 1996,
                                                   7.100% 12/01/16                                   2,105,000        2,714,271
                                                   7.125% 12/01/20                                   7,350,000        9,555,441

             GA FULTON COUNTY SCHOOL DISTRICT  Series 1998,
                                                 Insured: MBIA
                                                   5.500% 01/01/21                                   5,745,000        6,575,440

                          IL CHAMPAIGN COUNTY  Series 1999,
                                                 Insured: FGIC
                                                   8.250% 01/01/23                                   1,420,000        2,043,863

                                   IL CHICAGO  Series 1999,
                                                 Insured: FGIC
                                                   5.500% 01/01/23                                   7,500,000        8,501,100

                IL CHICAGO BOARD OF EDUCATION  Series 1998 B-1,
                                                 Insured: FGIC
                                                   (a) 12/01/10                                      3,905,000        3,131,771
                                                   (a) 12/01/13                                     13,400,000        9,165,198
                                                   (a) 12/01/21                                      6,500,000        2,788,435
                                                   (a) 12/01/22                                     25,200,000       10,154,592
                                               Series 1999 A,
                                                 Insured: FGIC
                                                   (a) 12/01/09                                      5,000,000        4,215,650
                                                   5.250% 12/01/17                                   5,000,000        5,575,050

       IL COLES & CUMBERLAND COUNTIES UNIFIED  Series 2000,
                              SCHOOL DISTRICT    Insured: FSA
                                                   (a) 12/01/12                                      3,030,000        2,193,144

   IL DE KALB COUNTY COMMUNITY UNIFIED SCHOOL  Series 2001,
                             DISTRICT No. 424    Insured: AMBAC
                                                   (a) 01/01/20                                      2,575,000        1,227,812
                                                   (a) 01/01/21                                      2,675,000        1,201,129

      IL DU PAGE COUNTY COMMUNITY HIGH SCHOOL  Series 1998,
                              DISTRICT NO. 99    Insured: FSA
                                                   (a) 12/01/10                                      2,245,000        1,800,468
                                                   (a) 12/01/11                                      1,280,000          973,978

    IL LAKE & MCHENRY COUNTIES UNIFIED SCHOOL  series 1998,
                                     DISTRICT    Insured: FGIC
                                                   (a) 02/01/09                                      2,355,000        2,053,160
                                                   (a) 02/01/10                                      2,060,000        1,715,032

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

        IL LAKE COUNTY SCHOOL DISTRICT NO. 56  Series 1997,
                                                 Insured: FGIC
                                                   9.000% 01/01/17                                  10,440,000       15,101,147

       IL STATE DEVELOPMENT FINANCE AUTHORITY  Elgin School District No. U46, Series 2001,
                                                 Insured: FSA
                                                   (a) 01/01/16                                      2,660,000        1,603,155

        IL WILL COUNTY UNITED SCHOOL DISTRICT  Series 1999 B,
                                  NO. 365-UVY    Insured: FSA
                                                   (a) 11/01/18                                      1,470,000          756,491

    KS JOHNSON COUNTY UNIFIED SCHOOL DISTRICT  Series 2001 B,
                                        NO. 2    Insured: FGIC
                                                   5.500% 09/01/17                                   6,545,000        7,517,783

                          KS WYANDOTTE COUNTY  Series 1998,
                                                 Insured: MBIA
                                                   4.500% 09/01/28                                   2,900,000        2,780,868

                   MI HOLLAND SCHOOL DISTRICT  Series 1992,
                                                 Insured: AMBAC
                                                   (a) 05/01/17                                      1,190,000          674,004

            MI PAW PAW PUBLIC SCHOOL DISTRICT  Series 1998,
                                                 Insured: FGIC
                                                   5.000% 05/01/25                                   1,020,000        1,077,793

           MI REDFORD UNIFIED SCHOOL DISTRICT  Series 1997,
                                                 Insured: AMBAC
                                                   5.000% 05/01/22                                     650,000          697,086

                   MI ST. JOHNS PUBLIC SCHOOL  Series 1998,
                                                 Insured: FGIC
                                                   5.100% 05/01/25                                   1,790,000        1,915,014

              MN ROSEMOUNT INDEPENDENT SCHOOL  Series 1994 B,
                             DISTRICT NO. 196    Insured: CGIC
                                                   (a) 06/01/10                                        775,000          640,297

             NE OMAHA CONVENTION CENTER/ARENA  Series 2004,
                                                 5.250% 04/01/23                                     4,000,000        4,451,400

        OH PICKERINGTON LOCAL SCHOOL DISTRICT  Series 2001,
                                                 Insured: FGIC
                                                   (a) 12/01/14                                      2,000,000        1,309,620
                                                   (a) 12/01/15                                      1,500,000          930,420

    OR MARION COUNTY SCHOOL DISTRICT NO. 103C  Series 1995 A,
                                                 Insured: FGIC
                                                   6.000% 11/01/05                                     160,000          165,683

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

OR TUALATIN HILLS PARKS & RECREATION DISTRICT  Series 1998,
                                                 Insured: FGIC
                                                   5.750% 03/01/15                                   1,000,000        1,160,550

           OR WASHINGTON, MULTNOMAH & YAMHILL  Series 1998,
                     COUNTIES SCHOOL DISTRICT      5.000% 11/01/14                                     900,000          992,052

          PA CORNWALL-LEBANON SCHOOL DISTRICT  Series 2001,
                                                 Insured: FSA
                                                   (a) 03/15/18                                      3,020,000        1,611,865

                       PA WESTMORELAND COUNTY  Series 2000 A,
                                                 Insured: MBIA
                                                   (a) 06/01/13                                      3,000,000        2,112,120

      TX DALLAS COUNTY FLOOD CONTROL DISTRICT  Series 2002,
                                                   7.250% 04/01/32                                   6,000,000        6,219,360

          TX HURST EULESS BEDFORD INDEPENDENT  Series 1998,
                              SCHOOL DISTRICT    Insured: PSFG
                                                   4.500% 08/15/25                                  16,000,000       15,495,840

    TX NORTH EAST INDEPENDENT SCHOOL DISTRICT  Series 1999,
                                                 Insured: PSFG
                                                   4.500% 10/01/28                                   6,000,000        5,674,800

                         TX WILLIAMSON COUNTY  Series 2002,
                                                 Insured: FSA
                                                   5.500% 02/15/17                                   2,500,000        2,757,425
                                                   5.500% 02/15/19                                   2,195,000        2,408,881

       WA CLARK COUNTY SCHOOL DISTRICT NO. 37  Series 2001 C,
                                                 Insured: FGIC
                                                   (a) 12/01/20                                      5,000,000        2,286,300

          WA KING & SNOHOMISH COUNTIES SCHOOL  Series 1998 B,
                             DISTRICT NO. 417    Insured: FGIC
                                                   (a) 06/15/14                                      1,800,000        1,192,176
                                                   (a) 06/15/16                                      3,315,000        1,956,778

                                                                               Local General Obligations Total      212,013,728

SPECIAL NON-PROPERTY TAX - 5.5%

    FL NORTHERN PALM BEACH COUNTY IMPROVEMENT  Series 1999,
                                     DISTRICT    Insured: MBIA
                                                   6.000% 08/01/29                                     500,000          547,095

                                     FL TAMPA  Series 1996,
                                                 Insured: AMBAC
                                                   (a) 04/01/21                                        900,000          409,752
                                               Series 2001 B,
                                                 Insured: AMBAC
                                                   5.750% 10/01/15                                   5,000,000        5,820,450

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL NON-PROPERTY TAX - (CONTINUED)

                    FL TAMPA SPORTS AUTHORITY  Tampa Bay Arena Project,
                                               Series 1995,
                                                 Insured: MBIA
                                                   5.750% 10/01/25                                   2,500,000        2,893,550

                   IL STATE SALES TAX REVENUE  Series 2002,
                                                 Insured: FGIC
                                                   5.500% 06/15/15                                   5,000,000        5,676,700
                                                   6.000% 06/15/23                                   4,000,000        4,794,080

              MA BAY TRANSPORTATION AUTHORITY  Series 2003 A,
                                                   5.250% 07/01/19                                   4,800,000        5,339,808

                          MI STATE TRUNK LINE  Series 2004,
                                                 Insured: FSA
                                                   5.000% 11/01/19                                   1,025,000        1,121,155

      NJ STATE ECONOMIC DEVELOPMENT AUTHORITY  Cigarette Tax, Series 2004,
                                                   5.500% 06/15/31                                     625,000          626,913

   NY STATE LOCAL GOVERNMENT ASSISTANCE CORP.  Series 1993 C,
                                                   5.500% 04/01/17                                   3,800,000        4,291,150
                                               Series 1993 E,
                                                 Insured: MBIA
                                                   5.000% 04/01/21                                   2,655,000        2,881,126
                                                 Insured: AMBAC
                                                   5.250% 04/01/16 (b)                              15,060,000       16,805,153

               PR COMMONWEALTH OF PUERTO RICO  Series 1996 Z,
           HIGHWAY & TRANSPORTATION AUTHORITY    Insured: FSA
                                                   6.000% 07/01/18                                  10,000,000       12,021,800
                                               Series 2002 E,
                                                 Insured: FSA
                                                   5.500% 07/01/14                                  10,000,000       11,476,000
                                               Series 2003 AA,
                                                 Insured: MBIA
                                                   5.500% 07/01/17                                   3,000,000        3,451,140
                                                   5.500% 07/01/19                                   3,000,000        3,461,130
                                                   5.500% 07/01/20                                   4,000,000        4,615,080

    TX HARRIS COUNTY-HOUSTON SPORTS AUTHORITY  Series 2001 A,
                                                 Insured: MBIA
                                                   (a) 11/15/14                                      3,905,000        2,527,394
                                                   (a) 11/15/15                                      3,975,000        2,428,884
                                                   (a) 11/15/16                                      4,040,000        2,326,151

                                                                                Special Non-Property Tax Total       93,514,511

SPECIAL PROPERTY TAX - 0.8%

     CA HUNTINGTON BEACH COMMUNITY FACILITIES  Grand Coast Resort, Series 2001,
                                     DISTRICT      6.450% 09/01/31                                   1,350,000        1,393,484

            CA SANTA MARGARITA WATER DISTRICT  Series 1999,
                                                   6.250% 09/01/29                                   4,200,000        4,309,452

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL PROPERTY TAX - (CONTINUED)

       FL DOUBLE BRANCH COMMUNITY DEVELOPMENT  Special Assessment, Series 2002,
                                     DISTRICT      6.700% 05/01/34                                   1,000,000        1,067,240

      FL HERITAGE PALMS COMMUNITY DEVELOPMENT  Series 1999 A,
                                     DISTRICT      6.750% 05/01/21                                     100,000          102,926

      FL LEXINGTON OAKS COMMUNITY DEVELOPMENT  Series 1998 A,
                                     DISTRICT      6.125% 05/01/19                                     515,000          522,725

         FL MAPLE RIDGE COMMUNITY DEVELOPMENT  Series 2000,
                                     DISTRICT      7.150% 05/01/31                                     195,000          210,362

                                   FL ORLANDO  Conroy Road Interchange Project,
                                                 Series 1998 A,
                                                   5.800% 05/01/26                                     300,000          303,675

         FL STONEYBROOK COMMUNITY DEVELOPMENT  Series 1998 A,
                                     DISTRICT      6.100% 05/01/19                                     240,000          243,682
                                               Series 1998 B,
                                                   5.700% 05/01/08                                      95,000           96,522

      FL VILLAGE CENTER COMMUNITY DEVELOPMENT  Series 1998 A,
                                     DISTRICT    Insured: MBIA
                                                   5.500% 11/01/12                                     750,000          852,000

         FL WESTCHESTER COMMUNITY DEVELOPMENT  Special Assessment, Series 2003,
                               DISTRICT NO. 1      6.000% 05/01/23                                   2,000,000        2,022,120

        IL ILLINOIS SPORTS FACILITY AUTHORITY  Series 2001,
                                                 Insured: AMBAC
                                                   (a) 06/15/18                                      3,000,000        1,597,110

                                                                                              Special Property
                                                                                                     Tax Total       12,721,298

STATE APPROPRIATED - 8.4%

                  CA STATE PUBLIC WORKS BOARD  Department of Mental Health Lease Revenue,
                                                 Coalinga State Hospital, Series A,
                                                   5.500% 06/01/15                                   3,000,000        3,332,790

                                     MI STATE  525 Redevco, Inc., Series 2000,
                                                 Insured: AMBAC
                                                   (a) 06/01/21                                      5,000,000        2,239,750

 NJ STATE TRANSPORTATION TRUST FUND AUTHORITY  Series 1999 A,
                                                   5.750% 06/15/20                                   3,150,000        3,636,581
                                               Series 1995 B,
                                                 Insured: MBIA
                                                   7.000% 06/15/12                                  16,865,000       20,591,153

     NY METROPOLITAN TRANSPORTATION AUTHORITY  New York Service Contract, Series 2002,
                                                 Insured: FGIC
                                                   5.500% 07/01/17                                   5,000,000        5,714,500

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE APPROPRIATED - (CONTINUED)

                 NY STATE DORMITORY AUTHORITY  Series 1993 A,
                                                 Insured: FSA
                                                   5.500% 05/15/19                                   2,350,000        2,695,050
                                                 Insured: CGIC
                                                   6.000% 07/01/20                                   6,140,000        7,394,463
                                               City University,
                                                 Series 1990 C,
                                                   7.500% 07/01/10                                  19,875,000       22,599,863
                                                 Series 1993 A,
                                                   6.000% 07/01/20                                  13,350,000       15,773,826
                                               State University Facilities,
                                                 Series 1993 A,
                                                 Insured: FGIC
                                                   5.875% 05/15/17                                  28,240,000       33,257,966
                                               State University of New York,
                                                 Series 1990 A,
                                                   7.500% 05/15/13                                   8,000,000       10,117,280

               PR COMMONWEALTH OF PUERTO RICO  Public Finance Corp.
                                                 Series 1998 A,
                                                 Insured: AMBAC
                                                   5.375% 06/01/17                                   5,000,000        5,687,100
                                                 Series 2002 E,
                                                   6.000% 08/01/26                                   2,470,000        2,840,895

                                     WA STATE  Series 2000 S-5,
                                                 Insured: FGIC
                                                   (a) 01/01/19                                      5,000,000        2,541,500

                 WV STATE BUILDING COMMISSION  Series 1998 A,
                                                 Insured: AMBAC
                                                   5.375% 07/01/21                                   3,215,000        3,573,119

                                                                                      State Appropriated Total      141,995,836

STATE GENERAL OBLIGATIONS - 3.6%

                                     CA STATE  Series 2002,
                                                 Insured: AMBAC
                                                   6.000% 04/01/16                                   3,000,000        3,551,400
                                                   6.000% 04/01/18                                   3,000,000        3,584,310
                                               Series 2003,
                                                   5.250% 02/01/23                                   3,000,000        3,234,330

                                     NJ STATE  Series 2001 H,
                                                 Insured: MBIA
                                                   5.250% 07/01/16                                  10,000,000       11,208,800

                                     NV STATE  Series 1992 A,
                                                   6.800% 07/01/12                                      60,000           60,232

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE GENERAL OBLIGATIONS - (CONTINUED)

                                     OR STATE  Series 1980,
                                                   7.250% 01/01/07                                     100,000          109,847
                                               Series 1980 LXII,
                                                   9.200% 04/01/08                                     180,000          217,204
                                               Series 1980 LXIII,
                                                   8.250% 01/01/07                                     200,000          223,662
                                               Series 1997 76A,
                                                   5.550% 04/01/09                                      40,000           40,308

               PR COMMONWEALTH OF PUERTO RICO  Series 1996,
                                                 Insured: AMBAC
                                                   6.500% 07/01/15                                   2,650,000        3,255,737
                                               Series 2001,
                                                 Insured: FSA
                                                   5.500% 07/01/17                                  13,130,000       15,104,489
                                               Highway & Transportation Authority,
                                                 Series 1998 A,
                                                 Insured: AMBAC
                                                   5.500% 07/01/12                                     300,000          341,805
                                                   5.500% 07/01/14                                     310,000          355,756
                                               Public Finance Corp.,
                                                 Series 1998 A,
                                                 Insured: AMBAC
                                                   5.125% 06/01/24                                   3,000,000        3,253,980
                                               Public Import,
                                                 Series 2001 A,
                                                 Insured: MBIA
                                                   5.500% 07/01/16                                   1,000,000        1,146,970
                                                   5.500% 07/01/21                                   4,500,000        5,170,275
                                                 Series 2002 A,
                                                 Insured: FGIC
                                                   5.500% 07/01/19                                   7,000,000        8,075,970

            TX STATE PUBLIC FINANCE AUTHORITY  Series 1997,
                                                   (a) 10/01/13                                      4,000,000        2,767,600

                                                                                                 State General
                                                                                             Obligations Total       61,702,675
                                                                                                                    -----------
                                                                                              TAX-BACKED TOTAL      567,799,614
TRANSPORTATION - 8.4%
AIR TRANSPORTATION - 1.4%

      IL CHICAGO O'HARE INTERNATIONAL AIRPORT  United Air Lines, Inc.,
                                                 Series 1999 A,
                                                   5.350% 09/01/16 (e)(h)                            4,100,000          599,051
                                                 Series 2000 A, AMT,
                                                   6.750% 11/01/11 (e)(h)                            7,850,000        2,752,289

            IN INDIANAPOLIS AIRPORT AUTHORITY  Federal Express Corp. Project,
                                                   5.100% 01/15/17                                   2,500,000        2,589,850

               KY KENTON COUNTY AIRPORT BOARD  Delta Air Lines, Inc., Series 1992 A, AMT,
                                                   7.500% 02/01/20                                   2,000,000        1,608,480

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
AIR TRANSPORTATION - (CONTINUED)

       MN MINNEAPOLIS & ST. PAUL METROPOLITAN  Special Facilities, Northwest Airlines,
                          AIRPORTS COMMISSION    Series 2001 A, AMT,
                                                   7.000% 04/01/25                                   6,500,000        5,569,070
                                                 Series 2001 B, AMT,
                                                   6.500% 04/01/25 (c)                               2,000,000        2,007,240

                                 NC CHARLOTTE  US Airways, Inc.,
                                                 Series 1998, AMT,
                                                   5.600% 07/01/27 (j)                               3,300,000        1,524,138
                                                 Series 2000, AMT,
                                                   7.750% 02/01/28 (j)                               5,750,000        2,811,405

      NJ STATE ECONOMIC DEVELOPMENT AUTHORITY  Continental Airlines, Inc.,
                                                 Series 1999, AMT,
                                                   6.250% 09/15/19                                   1,300,000        1,070,030
                                                   6.400% 09/15/23                                   4,000,000        3,272,480

                                                                                            Air Transportation
                                                                                                         Total       23,804,033

AIRPORTS - 0.4%

                      MA STATE PORT AUTHORITY  Series 1999,
                                                 Insured: FGIC
                                                   9.610% 07/01/29 (c)(d)                            2,500,000        2,903,275
                                               Series 1999, AMT,
                                                 Insured: FGIC
                                                   10.100% 01/01/21 (c)(d)                           1,500,000        1,759,770

                                 NC CHARLOTTE  Series 1999, AMT,
                                                 Insured: MBIA
                                                   10.180% 06/15/22 (c)(d)                           2,000,000        2,384,580

                                                                                                Airports Total        7,047,625

PORTS - 0.1%

                               FL DADE COUNTY  Series 1995,
                                                 Insured: MBIA
                                                   6.200% 10/01/09                                   1,000,000        1,144,650

                                                                                                   Ports Total        1,144,650

TOLL FACILITIES - 5.8%

          CA SAN JOAQUIN HILLS TRANSPORTATION  Series 1997 A,
                              CORRIDOR AGENCY    Insured: MBIA
                                                   (a) 01/15/14                                     14,450,000        9,756,351

            CO E-470 PUBLIC HIGHWAY AUTHORITY  Series 1997 B,
                                                 Insured: MBIA
                                                   (a) 09/01/11                                     17,685,000       13,630,183
                                                   (a) 09/01/22                                      6,515,000        2,669,261
                                               Series 2000 B,
                                                 Insured: MBIA
                                                   (a) 09/01/18                                     14,000,000        7,312,200

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
TOLL FACILITIES - (CONTINUED)

                  MA STATE TURNPIKE AUTHORITY  Series 1997 A,
                                                 Insured: MBIA
                                                  (a) 01/01/24                                       7,000,000        2,692,060
                                               Series 1997 C,
                                                 Insured: MBIA
                                                   (a) 01/01/18                                      4,700,000        2,588,666
                                                   (a) 01/01/20                                     15,000,000        7,377,000

                  NJ STATE TURNPIKE AUTHORITY  Series 1991 C,
                                                 Insured: FSA
                                                   6.500% 01/01/16                                   8,500,000       10,273,610
                                                 Insured: MBIA
                                                   6.500% 01/01/16                                   3,805,000        4,598,951

      NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY  Series 2002,
                                                 Insured: MBIA
                                                   5.500% 11/15/18                                   4,950,000        5,698,044
                                                   5.500% 11/15/20                                   4,375,000        5,042,537

                 OH STATE TURNPIKE COMMISSION  Series 1998 A,
                                                 Insured: FGIC
                                                   5.500% 02/15/24                                   7,000,000        7,903,070

               PR COMMONWEALTH OF PUERTO RICO
           HIGHWAY & TRANSPORTATION AUTHORITY  Series 2002 E,
                                                 Insured: FSA
                                                   5.500% 07/01/17                                   5,400,000        6,212,052

                  TX STATE TURNPIKE AUTHORITY  Central Texas Capital Appreciation,
                                                 Series 2002 A,
                                                 Insured: AMBAC
                                                   (a) 08/15/18                                     10,000,000        5,177,500

           VA RICHMOND METROPOLITAN AUTHORITY  Series 1998,
                                                 Insured: FGIC
                                                   5.250% 07/15/22                                   6,700,000        7,454,152

                                                                                         Toll Facilities Total       98,385,637
TRANSPORTATION - 0.7%

      CA SAN FRANCISCO BAY AREA RAPID TRANSIT  Series 1999,
                                     DISTRICT    Insured: FGIC
                                                   9.090% 07/01/26 (c)(d)                            5,000,000        5,714,100

   NV STATE DEPARTMENT OF BUSINESS & INDUSTRY  Las Vegas Monorail Project,
                                                 Series 2000,
                                                   7.375% 01/01/30                                   1,000,000        1,019,190
                                                   7.375% 01/01/40                                   3,000,000        3,042,690

        OH TOLEDO-LUCAS COUNTY PORT AUTHORITY  CSX Transportation, Inc.,
                                                 Series 1992,
                                                   6.450% 12/15/21                                   1,950,000        2,176,648

                                                                                          Transportation Total       11,952,628
                                                                                                                    -----------
                                                                                          TRANSPORTATION TOTAL      142,334,573

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - 13.4%
INDEPENDENT POWER PRODUCERS - 1.4%

                   MI MIDLAND COUNTY ECONOMIC  Series 2000, AMT,
                            DEVELOPMENT CORP.      6.875% 07/23/09                                     200,000          207,840

   NY PORT AUTHORITY OF NEW YORK & NEW JERSEY  KIAC Partners,
                                                 Series 1996 IV, AMT,
                                                   6.750% 10/01/11                                   1,500,000        1,573,935
                                                   6.750% 10/01/19                                   7,000,000        7,253,680

                 NY SUFFOLK COUNTY INDUSTRIAL  Nissequogue Cogen Partners,
                           DEVELOPMENT AGENCY    Series 1998, AMT,
                                                   5.500% 01/01/23                                   6,800,000        6,475,504

  PA ECONOMIC DEVELOPMENT FINANCING AUTHORITY  Colver Project,
                                                 Series 1994 D, AMT,
                                                   7.150% 12/01/18                                   5,750,000        5,886,045

   PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,  AES Project, Series 2000, AMT,
         EDUCATIONAL, MEDICAL & ENVIRONMENTAL      6.625% 06/01/26                                   2,775,000        2,990,645
                      COGENERATION FACILITIES

                                                                                             Independent Power
                                                                                               Producers Total       24,387,649

INVESTOR OWNED - 3.4%

                    AZ PIMA COUNTY INDUSTRIAL  Tucson Electric Power Co.,
                        DEVELOPMENT AUTHORITY    Series 1997 A, AMT,
                                                   6.100% 09/01/25                                   2,000,000        1,999,600

                                IN PETERSBURG  Indiana Power & Light Co.,
                                                 Series 1993 B,
                                                 Insured: AMBAC
                                                   5.400% 08/01/17                                   5,000,000        5,558,500
                                                 Series 1995 C, AMT,
                                                   5.950% 12/01/29                                   3,500,000        3,633,910

       IN STATE DEVELOPMENT FINANCE AUTHORITY  Series 1999, AMT,
                                                   5.950% 08/01/30                                   4,000,000        4,071,400

                 MI ST. CLAIR COUNTY ECONOMIC  Detroit Edison Co.,
                            DEVELOPMENT CORP.    Series 1993 AA,
                                                 Insured: AMBAC
                                                   6.400% 08/01/24                                   2,000,000        2,271,880

                      MI STATE STRATEGIC FUND  Detroit Edison Co.,
                                                 Series 1991 BB,
                                                 Insured: AMBAC
                                                   7.000% 05/01/21                                   2,505,000        3,240,017

         MT CITY OF FORSYTH POLLUTION CONTROL  Series 1998 A,
                                                 5.200% 05/01/33 (c)                                 1,450,000        1,529,286

       NY STATE ENERGY RESEARCH & DEVELOPMENT  Brooklyn Union Gas Co.,
                                    AUTHORITY    Series 1993, IFRN,
                                                   10.780% 04/01/20 (c)                             13,000,000       15,934,360

                    TX BRAZOS RIVER AUTHORITY  Pollution Control,
                                                 Series 1999 B, AMT,
                                                   6.750% 09/01/34 (c)                              10,000,000       11,440,400
                                                 Series 2001 C, AMT,
                                                   5.750% 05/01/36 (c)                               1,585,000        1,710,801
                                                 Series 2003 D,
                                                   5.400% 10/01/29 (c)                               2,000,000        2,103,480

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
INVESTOR OWNED - (CONTINUED)

            VA CHESTERFIELD COUNTY INDUSTRIAL  Pollution Control Revenue,
                        DEVELOPMENT AUTHORITY    Virginia Electric & Power Co.,
                                                 Series 1987 B,
                                                   5.875% 06/01/17                                   1,250,000        1,360,487

              WY LINCOLN COUNTY ENVIRONMENTAL  Pacificorp Project,
                                                 Series 1995, AMT,
                                  IMPROVEMENT      4.125% 11/01/25 (c)                               2,000,000        1,945,400

                                                                                          Investor Owned Total       56,799,521

JOINT POWER AUTHORITY - 3.3%

          MA MUNICIPAL WHOLESALE ELECTRIC CO.  Power Supply System, Project 6,
                                                 Series 2001,
                                                 Insured: MBIA
                                                   5.250% 07/01/14                                   4,500,000        4,940,595

                              MN ANOKA COUNTY  Solid Waste Disposal,
                                                 Natural Rural Utility,
                                                 Series 1987 A, AMT,
                                                   6.950% 12/01/08                                     275,000          280,560

            NC EASTERN MUNICIPAL POWER AGENCY  Series 1993,
                                                 Insured: AMBAC
                                                   6.000% 01/01/18                                  13,470,000       15,861,464
                                               Series 1993 B,
                                                 Insured: RAD
                                                   6.000% 01/01/22                                     500,000          584,790
                                               Series 1999 D,
                                                   6.700% 01/01/19                                   2,000,000        2,232,820
                                               Series 2003 C,
                                                   5.375% 01/01/17                                   2,250,000        2,372,760

              NC STATE MUNICIPAL POWER AGENCY  Catawba Electric No. 1,
                                                 Series 1998 A,
                                                 Insured: MBIA
                                                   5.500% 01/01/15                                   5,750,000        6,449,718

           SC PIEDMONT MUNICIPAL POWER AGENCY  Series 1988,
                                                 Insured: AMBAC
                                                   (a) 01/01/13                                     16,070,000       11,047,643
                                                 Series 1993,
                                                 Insured: MBIA
                                                   5.375% 01/01/25                                  11,370,000       12,375,677

                                                                                   Joint Power Authority Total       56,146,027

MUNICIPAL ELECTRIC - 2.6%

                                    MN CHASKA  Series 2000 A,
                                                   6.000% 10/01/25                                   1,000,000        1,067,180

              MN SOUTHERN MINNESOTA MUNICIPAL  Series 2002 A,
                                 POWER AGENCY    Insured: AMBAC
                                                   5.250% 01/01/17                                  11,000,000       12,307,240

           NC UNIVERSITY OF NORTH CAROLINA AT  Series 1997,
                                  CHAPEL HILL      (a) 08/01/13                                      2,000,000        1,409,160

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
MUNICIPAL ELECTRIC - (CONTINUED)

   PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY  Series 1999 A,
                                                 Insured: MBIA
                                                   (a) 08/15/22                                      2,000,000          828,380
                                               Special Obligation, Series 1995 A,
                                                 Insured: FGIC
                                                   (a) 08/15/23                                      4,140,000        1,610,750

      PR COMMONWEALTH OF PUERTO RICO ELECTRIC  Series 2002 KK,
                              POWER AUTHORITY    Insured: MBIA
                                                   5.500% 07/01/16                                  10,000,000       11,469,700

        SD HEARTLAND CONSUMERS POWER DISTRICT  Series 1992,
                                                 Insured: FSA
                                                   6.000% 01/01/17                                   5,600,000        6,582,464

                   TN METROPOLITAN GOVERNMENT  Nashville & Davidson Counties,
                                                 Series 1996 A,
                                                 Insured: MBIA
                                                   (a) 05/15/09                                      5,250,000        4,537,155

            WA CHELAN COUNTY PUBLIC UTILITIES  Columbia River Rock Hydroelectric,
                               DISTRICT NO. 1    Series 1997,
                                                 Insured: MBIA
                                                   (a) 06/01/09                                      5,000,000        4,284,350

                                                                                            Municipal Electric
                                                                                                         Total       44,096,379
WATER & Sewer - 2.7%

                 CA CASTAIC LAKE WATER AGENCY  Series 1999 A,
                                                 Insured: AMBAC
                                                   (a) 08/01/24                                      9,445,000        3,362,703

       CA STATE DEPARTMENT OF WATER RESOURCES  Central Valley Project,
                                                 Series 2002 X,
                                                 Insured: FGIC
                                                   5.500% 12/01/17                                   1,000,000        1,148,740

                FL SEACOAST UTILITY AUTHORITY  Series 1989 A,
                                                 Insured: FGIC
                                                   5.500% 03/01/15                                   1,900,000        2,163,378

                           FL SEMINOLE COUNTY  Series 1992,
                                                 Insured: MBIA
                                                   6.000% 10/01/19                                     470,000          561,274

      GA HENRY COUNTY WATER & SEWER AUTHORITY  Series 1997,
                                                 Insured: AMBAC
                                                   6.150% 02/01/20                                   5,390,000        6,527,398

                                   IL CHICAGO  Series 1999 A,
                                                 Insured: MBIA
                                                   (a) 01/01/20                                      7,275,000        3,479,123

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
WATER & SEWER - (CONTINUED)

           MA STATE WATER RESOURCES AUTHORITY  Series 1992 A,
                                                 Insured: FGIC
                                                   6.500% 07/15/19                                   5,000,000        6,215,700
                                               Series 2002 J,
                                                 Insured: FSA
                                                   5.500% 08/01/21                                   5,000,000        5,714,900

                  MS V LAKES UTILITY DISTRICT      8.250% 07/15/24                                     760,000          744,967

             NY NEW YORK CITY MUNICIPAL WATER  Series 1999,
                            FINANCE AUTHORITY    Insured: FGIC
                                                   9.220% 06/15/32 (c)(d)                            7,000,000        7,839,510

             OH STATE FRESH WATER DEVELOPMENT  Series 2001 B,
                            AUTHORITY REVENUE    Insured: FSA
                                                   5.500% 06/01/19                                   2,075,000        2,390,213

              TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                 Insured: FSA
                                                   (a) 12/01/19                                      9,845,000        4,755,135

                                                                                           Water & Sewer Total       44,903,041
                                                                                                                  -------------
                                                                                                 UTILITY TOTAL      226,332,617

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $1,535,845,774)                                           1,641,622,827

MUNICIPAL PREFERRED STOCKS - 1.2%
HOUSING - 1.2%
MULTI-FAMILY - 1.2%

               CHARTER MAC EQUITY ISSUE TRUST  AMT,
                                                   6.625% 06/30/09 (c)(d)                            4,000,000        4,421,760
                                                   7.600% 11/30/50 (c)(d)                            5,000,000        5,776,900

                   MUNIMAE EQUITY ISSUE TRUST  AMT,
                                                   7.750% 06/30/50 (c)(d)                            8,000,000        9,344,480

                                                                                            Multi-Family Total       19,543,140
                                                                                                                  -------------
                                                                                                 HOUSING TOTAL       19,543,140

                                               TOTAL MUNICIPAL PREFERRED STOCKS
                                               (COST OF $17,000,000)                                                 19,543,140

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
---------------------------------------------  --------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANY - 0.0%

                                               Federated Tax-Free Obligations Fund                         433              433

                                               TOTAL INVESTMENT MANAGEMENT COMPANY
                                               (COST OF $433)                                                               433

                                                                                                       PAR ($)
---------------------------------------------  --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.6%
VARIABLE RATE DEMAND NOTES (k) - 0.6%

       FL ALACHUA HEALTH FACILITIES AUTHORITY  Oak Hammock University,
                                      REVENUE    Series A,
                                                   1.670% 10/01/32                                   1,500,000        1,500,000

       IL HEALTH FACILITIES AUTHORITY REVENUE  OSF Healthcare System,
                                                 Series 2002,
                                                   1.700% 11/15/27                                   3,500,000        3,500,000

             IL QUAD CITIES REGIONAL ECONOMIC  Two Rivers YMCA Project,
                DEVELOPMENT AUTHORITY REVENUE      1.720% 12/01/31                                   1,500,000        1,500,000

     IN HEALTH FACILITIES FINANCING AUTHORITY  Fayette Memorial Hospital,
                                      REVENUE    Series 2002 A,
                                                   1.720% 10/01/32                                   1,400,000        1,400,000

     MO STATE HEALTH & EDUCATIONAL FACILITIES  Washington University,
                                                 Series 1996 C,
                                                   1.680% 09/01/30                                     500,000          500,000

          MS JACKSON COUNTY POLLUTION CONTROL  Chevron Corp., Series 1992,
                                                   1.680% 12/01/16                                     200,000          200,000

              NM FARMINGTON POLLUTION CONTROL  Arizona Public Service Co.,
                                                 Series 1994,
                                                   1.680% 09/01/24                                   1,100,000        1,100,000

       FL ALACHUA HEALTH FACILITIES AUTHORITY  SD Lower Brule Sioux Tribe,
                                      REVENUE    Series 1999,
                                                   1.690% 12/01/11                                   1,310,000        1,310,000
                                                                                                                  -------------
                                                                                          VARIABLE RATE DEMAND
                                                                                                   NOTES TOTAL       11,010,000

                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $11,010,000)                                                 11,010,000

                                               TOTAL INVESTMENTS - 98.8%
                                               (COST OF $1,563,856,207) (l)                                       1,672,176,400

                                               OTHER ASSETS & LIABILITIES, NET - 1.2%                                20,217,707

                                               NET ASSETS - 100.0%                                                1,692,394,107

See accompanying notes to financial statements.

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) This security or a portion of this security is pledged as collateral for open futures contracts. At November 30, 2004, the total market value of the securities pledged amounted to $10,371,852.

(c) Variable rate security. The interest rate shown reflects the rate as of November 30, 2004.

(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $75,537,654, which represents 4.5% of net assets.

(e) The issuer is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $9,980,252, which represents 0.6% of net assets.

(f) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At November 30, 2004, the value of these securities amounted to $3,329,020, which represents 0.2% of net assets.

                                                          ACQUISITION     ACQUISITION
     SECURITY                                                DATE            COST
     --------------------------------------------------------------------------------
     FL Hendry County Industrial Development Authority,
       Savannah Foods & Industries,
       Series 1992, AMT,
       6.400% 03/01/17                                     11/02/98      $  1,500,000
     MI Cheboygan County Economic
       Development Corp., Metro Health
       Foundation Project, Series 1993,
       11.000% 11/01/22 (d)                                02/26/93           476,098
     VA Alexandria Redevelopment
       & Housing Authority, Courthouse
       Commons Apartments:
       Series 1990 A, AMT,
       10.000% 01/01/21                                    09/06/90           760,000
       Series 1990 B, AMT,
       (a) 01/01/21                                        09/06/90           834,000
                                                                         ------------
                                                                         $  3,570,098
                                                                         ------------

(h) The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $8,644,672, which represent 0.5% of net assets.

(i) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(j) The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $4,335,543, which represents 0.3% of net assets.

(k) Variable rate demand notes. These securities are payable upon demand and are secured by either letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.

(l)  Cost for federal income tax purposes is $1,561,314,676.

     At November 30, 2004, the Fund held the following open short futures contracts:

                                     NUMBER OF                    AGGREGATE      EXPIRATION    UNREALIZED
              TYPE                   CONTRACTS        VALUE       FACE VALUE        DATE      DEPRECIATION
     -----------------------------------------------------------------------------------------------------
     10-Year
     U.S. Treasury Notes                   803   $  88,932,250  $   88,776,605      Mar-05    $   (155,645)
                                                                                              ------------

                                 See accompanying notes to financial statements.

At November 30, 2004, the Fund held investments in the following:

                                        % OF
HOLDINGS BY REVENUE SOURCE           NET ASSETS
-----------------------------------------------
Tax-Backed                                 33.5%
Other                                      18.1
Utility                                    13.4
Health Care                                11.4
Transportation                              8.4
Housing                                     5.7
Education                                   2.8
Industrial                                  2.3
Other Revenue                               2.0
Resource Recovery                           0.6
Short-Term Obligations                      0.6
Other Assets & Liabilities, Net             1.2
                                         ------
                                          100.0%
                                         ------

At November 30, 2004, the Fund held investments in the following states/territorries:

                                      % OF TOTAL
STATE/TERRITORY                      INVESTMENTS
------------------------------------------------
New York                                   11.9%
Illinois                                    8.0
Massachusetts                               8.0
California                                  7.3
Texas                                       6.9
Puerto Rico                                 6.1
New Jersey                                  5.6
Florida                                     5.2
Other*                                     41.0
                                         ------
                                          100.0%
                                         ------

* Includes all states/territories that are less than 5% of total investments.

ACRONYM                    NAME
AMBAC                      Ambac Assurance Corp.
AMT                        Alternative Minimun Tax
CAP                        Capital Markets Assurance Corp.
CGIC                       Capital Guarantee Insurance Co.
FGIC                       Financial Guaranty Insurance Co.
FHA                        Federal Housing Administration
FNMA                       Federal National Mortgage Association
FSA                        Financial Security Assurance, Inc.
GNMA                       Government National Mortgage Association
IFRN                       Inverse Floating Rate Note
MBIA                       MBIA Insurance Corp.
PSFG                       Permanent School Fund Guaranteed
RAD                        Radian Asset Assurance, Inc.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004                                      COLUMBIA TAX-EXEMPT FUND

                                                                                                                            ($)
---------------------------------------------  --------------------------------------------------------------------------------
                                       ASSETS  Investments, at cost                                               1,563,856,207
                                                                                                                  -------------
                                               Investments, at value                                              1,672,176,400
                                               Cash                                                                     101,072
                                               Receivable for:
                                                 Fund shares sold                                                       155,533
                                                 Interest                                                            25,740,201
                                               Deferred Trustees' compensation plan                                      79,129
                                                                                                                  -------------
                                                   Total Assets                                                   1,698,252,335

                                  LIABILITIES  Payable for:
                                                 Fund shares repurchased                                              1,445,230
                                                 Futures variation margin                                                22,046
                                                 Distributions                                                        2,777,732
                                                 Investment advisory fee                                                761,414
                                                 Transfer agent fee                                                     268,810
                                                 Pricing and bookkeeping fees                                            61,439
                                                 Trustees' fees                                                             496
                                                 Custody fee                                                              5,029
                                                 Distribution and service fees                                          305,282
                                               Deferred Trustees' fees                                                   79,129
                                               Other liabilities                                                        131,621
                                                                                                                  -------------
                                                   Total Liabilities                                                  5,858,228

                                                                                                       NET ASSETS 1,692,394,107


                    COMPOSITION OF NET ASSETS  Paid-in capital                                                    1,623,290,769
                                               Undistributed net investment income                                    3,588,267
                                               Accumulated net realized loss                                        (42,649,477)
                                               Net unrealized appreciation (depreciation) on:
                                                 Investments                                                        108,320,193
                                                 Futures contracts                                                     (155,645)

                                                                                                       NET ASSETS 1,692,394,107


                                      CLASS A  Net assets                                                         1,638,527,189
                                               Shares outstanding                                                   121,294,195
                                               Net asset value per share                                                  13.51(a)
                                               Maximum offering price per share ($13.51/0.9525)                           14.18(b)


                                      CLASS B  Net assets                                                            45,167,900
                                               Shares outstanding                                                     3,343,599
                                               Net asset value and offering price per share                               13.51(a)

                                      CLASS C  Net assets                                                             8,699,018
                                               Shares outstanding                                                       643,956
                                               Net asset value and offering price per share                               13.51(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004                    COLUMBIA TAX-EXEMPT FUND

                                                                                                                            ($)
---------------------------------------------  --------------------------------------------------------------------------------
                            INVESTMENT INCOME  Interest                                                              95,919,141
                                               Dividends                                                                 29,984
                                                                                                                  -------------
                                                 Total Investment Income                                             95,949,125

                                     EXPENSES  Investment advisory fee                                                9,516,495
                                               Distribution fee:
                                                 Class B                                                                403,608
                                                 Class C                                                                 74,367
                                               Service fee:
                                                 Class A                                                              3,463,724
                                                 Class B                                                                107,629
                                                 Class C                                                                 19,863
                                               Transfer agent fee                                                     1,755,957
                                               Pricing and bookkeeping fees                                             504,788
                                               Trustees' fees                                                            56,096
                                               Custody fee                                                               56,572
                                               Non-recurring costs (See Note 7)                                          85,311
                                               Other expenses                                                           494,732
                                                                                                                  -------------
                                                 Total Expenses                                                      16,539,142
                                               Fees and expenses waived or reimbursed
                                                 by Investment Advisor                                                 (538,454)
                                               Fees waived by Distributor - Class C                                     (14,778)
                                               Non-recurring costs assumed by
                                                 Investment Advisor (See Note 7)                                        (85,311)
                                               Custody earnings credit                                                   (2,192)
                                                                                                                  -------------
                                                 Net Expenses                                                        15,898,407
                                                                                                                  -------------
                                               Net Investment Income                                                 80,050,718

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON  Net realized gain (loss) on:
            INVESTMENTS AND FUTURES CONTRACTS    Investments                                                          7,641,184
                                                 Futures contracts                                                   (3,350,364)
                                                                                                                  -------------
                                                   Net realized gain                                                  4,290,820

                                               Net change in unrealized
                                                 appreciation/depreciation on:
                                                 Investments                                                        (18,928,285)
                                                 Futures contracts                                                     (155,645)
                                                                                                                  -------------
                                                   Net change in unrealized
                                                     appreciation/depreciation                                      (19,083,930)
                                                                                                                  -------------
                                               Net Loss                                                             (14,793,110)
                                                                                                                  -------------
                                               Net Increase in Net Assets
                                                 from Operations                                                     65,257,608

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                        COLUMBIA TAX-EXEMPT FUND

                                               YEAR ENDED NOVEMBER 30,                                2004 ($)         2003 ($)
---------------------------------------------  --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
                                   OPERATIONS  Net investment income                                80,050,718       88,745,503
                                               Net realized gain on investments
                                                 and futures contracts                               4,290,820        6,056,382
                                               Net change in unrealized
                                                 appreciation/depreciation on
                                                 investments and futures contracts                 (19,083,930)      58,931,969
                                                                                                 ------------------------------
                                                   Net Increase from Operations                     65,257,608      153,733,854

       DISTRIBUTIONS DECLARED TO SHAREHOLDERS  From net investment income:
                                                 Class A                                           (75,823,501)     (84,943,815)
                                                 Class B                                            (1,944,845)      (2,805,249)
                                                 Class C                                              (374,983)        (541,269)
                                                                                                 ------------------------------
                                                   Total Distributions Declared to Shareholders    (78,143,329)     (88,290,333)

                           SHARE TRANSACTIONS  Class A:
                                                 Subscriptions                                      30,982,797      182,121,001
                                                 Distributions reinvested                           43,213,100       46,436,913
                                                 Redemptions                                      (260,973,555)    (353,685,636)
                                                                                                 ------------------------------
                                                   Net Decrease                                   (186,777,658)    (125,127,722)
                                               Class B:
                                                 Subscriptions                                       1,270,167        6,979,826
                                                 Distributions reinvested                            1,036,642        1,404,808
                                                 Redemptions                                       (21,715,115)     (27,729,873)
                                                                                                 ------------------------------
                                                   Net Decrease                                    (19,408,306)     (19,345,239)
                                               Class C:
                                                 Subscriptions                                         805,404        5,258,938
                                                 Distributions reinvested                              212,373          349,577
                                                 Redemptions                                        (4,684,857)      (6,742,681)
                                                                                                 ------------------------------
                                                   Net Decrease                                     (3,667,080)      (1,134,166)
                                               Net Decrease from Share
                                                 Transactions                                     (209,853,044)    (145,607,127)
                                                                                                 ------------------------------
                                                       Total Decrease in Net Assets               (222,738,765)     (80,163,606)

                                   NET ASSETS  Beginning of period                               1,915,132,872    1,995,296,478
                                               End of period (including undistributed net
                                                 investment income of $3,588,267 and
                                                 $1,921,655, respectively)                       1,692,394,107    1,915,132,872

                            CHANGES IN SHARES  Class A:
                                                 Subscriptions                                       2,282,558       13,586,750
                                                 Issued for distributions reinvested                 3,192,651        3,439,004
                                                 Redemptions                                       (19,318,087)     (26,270,196)
                                                                                                 ------------------------------
                                                   Net Decrease                                    (13,842,878)      (9,244,442)
                                               Class B:
                                                 Subscriptions                                          93,697          516,364
                                                 Issued for distributions reinvested                    76,564          104,045
                                                 Redemptions                                        (1,605,803)      (2,053,397)
                                                                                                 ------------------------------
                                                   Net Decrease                                     (1,435,542)      (1,432,988)
                                               Class C:
                                                 Subscriptions                                          58,706          390,982
                                                 Issued for distributions reinvested                    15,662           25,895
                                                 Redemptions                                          (345,955)        (501,522)
                                                                                                 ------------------------------
                                                   Net Decrease                                       (271,587)         (84,645)

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004                                       COLUMBIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED     ACCUMULATED
     NET INVESTMENT     NET REALIZED      PAID-IN
         INCOME             LOSS          CAPITAL
     ---------------------------------------------
     $    (240,777)    $    240,777       $     --

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                                       2004            2003
     ----------------------------------------------------------
     Distributions paid from:
        Tax-exempt income         $  77,953,063   $  87,852,414
        Ordinary income                 190,266         437,919
        Long-term capital gains              --              --

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
      TAX-EXEMPT       ORDINARY       LONG-TERM      NET UNREALIZED
        INCOME          INCOME       CAPITAL GAINS    APPRECIATION*
     --------------------------------------------------------------
     $   4,681,291   $          --   $          --   $  110,861,724

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation            $    143,245,298
     Unrealized depreciation                 (32,383,574)
                                        ----------------
        Net unrealized appreciation     $    110,861,724

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

       YEAR OF               CAPITAL LOSS
     EXPIRATION              CARRYFORWARD
     ------------------------------------
        2007                 $  8,472,899
        2008                   15,789,577
        2010                    8,857,986
                             ------------
                             $ 33,120,462

Capital loss carryforwards of $6,713,767 were utilized during the year ended November 30, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America

Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Insured Fund as follows:

     AVERAGE DAILY NET ASSETS    ANNUAL FEE RATE
     -------------------------------------------
          First $1 billion             0.60%
          Next $2 billion              0.55%
          Next $1 billion              0.50%
          Over $4 billion              0.45%

Columbia has agreed to reduce a portion of its investment advisory fees by 0.04% annually of the Fund's average daily net assets and by an additional 0.05% annually on the Fund's average daily net assets between $2 billion and $3 billion. Columbia has also voluntarily waived its investment advisory fees by an additional 0.03% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this voluntary arrangement any time.

For the year ended November 30, 2004, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended November 30, 2004, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended November 30, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.10%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended November 30, 2004, the Distributor has retained net underwriting discounts of $60,432 on sales of the Fund's Class A shares and received CDSC fees of $0, $108,138 and $1,772 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Fund paid $4,323 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $80,894,648 and $274,250,256, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended November 30, 2004, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At November 30, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

INSURER                             % OF TOTAL INVESTMENTS
----------------------------------------------------------
MBIA Insurance Corp.                                  21.5%
Financial Guaranty Insurance Co.                      14.0
Ambac Assurance Corp.                                 10.1
Financial Security Assurance, Inc.                     6.4

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at November 30, 2004 invested in debt obligations issued by the states of New York, Illinois, Massachusetts, California, Texas, Puerto Rico,

New Jersey and Florida, and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended November 30, 2004, Columbia has assumed $85,311 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                        COLUMBIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                    2004             2003             2002               2001             2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     13.60      $     13.16      $     13.13        $     12.80      $     12.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.61(a)          0.60(a)          0.66(a)(b)         0.67(a)          0.69(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                (0.11)            0.44             0.02(b)            0.32             0.12
                                              -----------      -----------      -----------        -----------      -----------
Total from Investment Operations                     0.50             1.04             0.68               0.99             0.81

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.59)           (0.60)           (0.65)             (0.66)           (0.68)

NET ASSET VALUE, END OF PERIOD                $     13.51      $     13.60      $     13.16        $     13.13      $     12.80
Total return (d)                                     3.78%(e)         8.05%(e)         5.26%(e)           7.80%(e)         6.67%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (f)                                         0.86%            0.94%            0.94%              0.98%            1.00%
Net investment income (f)                            4.49%            4.50%            5.01%(b)           5.07%            5.50%
Waiver/reimbursement                                 0.03%            0.03%            0.03%              0.01%              --
Portfolio turnover rate                                 5%              11%              19%                15%              15%
Net assets, end of period (000's)             $ 1,638,527      $ 1,837,693      $ 1,900,366        $ 1,955,802      $ 1,859,311

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                           YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                    2004             2003             2002               2001             2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     13.60      $     13.16      $     13.13        $     12.80      $     12.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.50(a)          0.50(a)          0.56(a)(b)         0.57(a)          0.60(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                (0.10)            0.44             0.02(b)            0.32             0.12
                                              -----------      -----------      -----------        -----------      -----------
Total from Investment Operations                     0.40             0.94             0.58               0.89             0.72

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.49)           (0.50)           (0.55)             (0.56)           (0.59)

NET ASSET VALUE, END OF PERIOD                $     13.51      $     13.60      $     13.16        $     13.13      $     12.80
Total return (d)                                     3.01%(e)         7.25%(e)         4.47%(e)           7.02%(e)         5.88%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (f)                                         1.61%            1.69%            1.69%              1.73%            1.75%
Net investment income (f)                            3.74%            3.75%            4.26%(b)           4.31%            4.75%
Waiver/reimbursement                                 0.03%            0.03%            0.03%              0.01%              --
Portfolio turnover rate                                 5%              11%              19%                15%              15%
Net assets, end of period (000's)             $    45,168      $    64,990      $    81,766        $   128,813      $   184,298

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                           YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                    2004             2003             2002               2001             2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     13.60      $     13.16      $     13.13        $     12.80      $     12.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.53(a)          0.51(a)          0.58(a)(b)         0.61(a)          0.62(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                (0.11)            0.45             0.02(b)            0.30             0.12
                                              -----------      -----------      -----------        -----------      -----------
Total from Investment Operations                     0.42             0.96             0.60               0.91             0.74

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.51)           (0.52)           (0.57)             (0.58)           (0.61)

NET ASSET VALUE, END OF PERIOD                $     13.51      $     13.60      $     13.16        $     13.13      $     12.80
Total return (d)(e)                                  3.17%            7.41%            4.63%              7.18%            6.01%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (f)                                         1.46%            1.54%            1.54%              1.58%            1.60%
Net investment income (f)                            3.89%            3.90%            4.41%(b)           4.47%            4.90%
Waiver/reimbursement                                 0.18%            0.18%            0.18%              0.16%            0.15%
Portfolio turnover rate                                 5%              11%              19%                15%              15%
Net assets, end of period (000's)             $     8,699      $    12,450      $    13,165        $     8,468      $     5,100

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        COLUMBIA TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST IV AND THE SHAREHOLDERS OF COLUMBIA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Trust IV) at November 30, 2004 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

UNAUDITED INFORMATION
                                                        COLUMBIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

99.76% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

As of December 31, 2004, 12.77% of distributions from net investment income is subject to alternative miminum tax.

TRUSTEES AND OFFICERS
                                                        COLUMBIA TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                     Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                 (formerly President of UAL Loyalty Services (airline) from September 2001 to
Chicago, IL 60666                              December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                           Airlines from March 1999 to September 2001; Senior Vice President-Finance from March
                                               1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                  Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                        Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                        President, Kmart Holding Corporation (consumer goods), from September 2003 to March
Trustee (since 1996)                           2004; Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                               August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                               Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                               September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                         U. S. Plywood Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                     Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                        Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                       September 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                              Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                           University of Washington, since September 1980; Associate Editor, Journal of Money
                                               Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                   1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                    Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                                118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                    Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                 since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                     (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                              Anixter International (network support equipment distributor); Ventas, Inc. (real
Trustee and Chairman of the Board(5)           estate investment trust); Jones Lang LaSalle (real estate management services) and
(since 1996)                                   Ambac Financial Group (financial guaranty insurance)


ANNE-LEE VERVILLE (age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                         Corporation (computer and technology) from 1994 to 1997). Oversees 119(4), Chairman
Hopkinton, NH 03229                            of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor
Trustee (since 1998)                           of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                   Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                           Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)


INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                   Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly
399 Park Avenue                                Partner, Development Capital LLC from November 1996 to February 1999). Oversees
Suite 3204                                     120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service
New York, NY 10022                             provider); First Health (healthcare); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                           Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR
APPOINTED TO OFFICE                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                 Head of Mutual Funds of the Advisor since August 2004; President of the Columbia
One Financial Center                           Funds since October 2004 (formerly President and Chief Executive Officer, CDC IXIS
Boston, MA 02111                               Asset Management Services, Inc. from September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)                  Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                           2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                               Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                         Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                               1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                               (formerly Treasurer from December 2002 to December 2004 and President from February
                                               2004 to December 2004 of Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                               President of Colonial Management Associates, Inc. from February 1998 to October
                                               2000).

MARY JOAN HOENE (age 54)                       Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the
40 West 57th Street                            Liberty All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard &
New York, NY 10019                             Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn
Senior Vice President and Chief Compliance     LLP from November 1999 to December 2000; Vice President and Counsel, Equitable Life
Officer (since 2004)                           Assurance Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                     Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                           since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                               All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002
Chief Accounting Officer (since 2004)          to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
                                               Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and
                                               of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                               Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                    Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                           2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                               Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February 2003
Controller (since 2004)                        to September 2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                               Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February
                                               2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)                    Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham
One Financial Center                           McCutchen from April 2001 to September 2004; Executive Director and General
Boston, MA 02111                               Counsel, Massachusetts Pension Reserves Investment Management Board from September
Secretary (since 2004)                         1997 to March 2001).

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                        COLUMBIA TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

eDELIVERY
Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA TAX-EXEMPT FUND ANNUAL REPORT, NOVEMBER 30, 2004            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                753-02/745T-1104 (01/05) 05/3939

[GRAPHIC]

COLUMBIA TAX-EXEMPT INSURED FUND

ANNUAL REPORT

NOVEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                            1

Performance Information                                                 2

Understanding Your Expenses                                             3

Economic Update                                                         4

Portfolio Manager's Report                                              5

   Investment Portfolio                                                 7

   Statement of Assets and Liabilities                                 16

   Statement of Operations                                             17

   Statement of Changes in Net Assets                                  18

   Notes to Financial Statements                                       19

   Financial Highlights                                                25

Report of Independent Registered Public Accounting Firm                28

Unaudited Information                                                  29

Trustees and Officers                                                  30

Important Information About This Report                                33

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC   MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE
                                                COLUMBIA TAX-EXEMPT INSURED FUND

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. Plans are underway to bring Nations Funds and Columbia Funds together in a single fund family that covers a wide range of markets, sectors, and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that affect you and your account. In this matter, your timely response will enable us to implement the changes in 2005.

The increased efficiencies we expect from a more stream-lined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We will also be reducing management fees for many funds as part of our agreement in principle with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE
                                                COLUMBIA TAX-EXEMPT INSURED FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 11/30/04 (%)

Local general obligations    20.9
Joint power authority        13.0
Refunded/escrowed             9.4
Special non-property tax      8.2
State appropriated            7.7

QUALITY BREAKDOWN AS OF 11/30/04 (%)

AAA                          96.1
AA                            2.5
Non-rated                     0.8
Cash equivalents              0.6

MATURITY BREAKDOWN AS OF 11/30/04 (%)

1-3 years                     1.2
3-5 years                     3.0
5-7 years                    13.3
7-10 years                   23.0
10-15 years                  43.8
15-20 years                  13.8
20-25 years                   0.9
25 years and over             0.4
Cash equivalents              0.6

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 2.46% WITHOUT SALES CHARGE.

- WE BELIEVE THAT THE FUND'S EXPOSURE TO BONDS WITH MATURITIES OF 15 YEARS AND LONGER WAS LESS THAN COMPETING FUNDS. BECAUSE THESE WERE THE BEST PERFORMING BONDS, THE FUND UNDERPERFORMED.

- OUR DECISION TO HEDGE THE FUND AGAINST THE POSSIBILITY OF RISING INTEREST RATES ALSO PROVED ILL-TIMED.

[CHART]

CLASS A SHARES                                  2.46%
LEHMAN BROTHERS MUNICIPAL BOND INDEX            4.07%

                                    OBJECTIVE

                       Seeks as high a level of after-tax
                       total return as is consistent with
                        prudent risk by pursuing current
                           income exempt from federal
                        income tax and opportunities for
                          long-term appreciation from a
                         portfolio primarily invested in
                             insured municipal bonds

                                TOTAL NET ASSETS
                                 $156.0 million

MANAGEMENT STYLE

FIXED INCOME MATURITY SHORT INTERM. LONG

[GRAPHIC]

PERFORMANCE INFORMATION
                                                COLUMBIA TAX-EXEMPT INSURED FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04

                CLASS A SHARES        CLASS A SHARES      LEHMAN BROTHERS
             WITHOUT SALES CHARGE    WITH SALES CHARGE  MUNICIPAL BOND INDEX
 12/1/1994             $   10,000            $   9,525            $   10,000
12/31/1994             $   10,236            $   9,750            $   10,220
 1/31/1995             $   10,554            $  10,053            $   10,512
 2/28/1995             $   10,874            $  10,358            $   10,818
 3/31/1995             $   10,977            $  10,456            $   10,943
 4/30/1995             $   10,958            $  10,437            $   10,956
 5/31/1995             $   11,281            $  10,745            $   11,305
 6/30/1995             $   11,096            $  10,569            $   11,207
 7/31/1995             $   11,145            $  10,615            $   11,313
 8/31/1995             $   11,290            $  10,753            $   11,457
 9/30/1995             $   11,365            $  10,825            $   11,529
10/31/1995             $   11,596            $  11,045            $   11,696
11/30/1995             $   11,856            $  11,293            $   11,891
12/31/1995             $   12,017            $  11,446            $   12,005
 1/31/1996             $   12,094            $  11,519            $   12,096
 2/29/1996             $   11,900            $  11,335            $   12,014
 3/31/1996             $   11,648            $  11,095            $   11,860
 4/30/1996             $   11,611            $  11,059            $   11,827
 5/31/1996             $   11,617            $  11,065            $   11,822
 6/30/1996             $   11,739            $  11,181            $   11,951
 7/31/1996             $   11,833            $  11,270            $   12,058
 8/31/1996             $   11,827            $  11,265            $   12,056
 9/30/1996             $   12,009            $  11,438            $   12,225
10/31/1996             $   12,132            $  11,556            $   12,363
11/30/1996             $   12,390            $  11,801            $   12,589
12/31/1996             $   12,292            $  11,708            $   12,536
 1/31/1997             $   12,282            $  11,699            $   12,560
 2/28/1997             $   12,378            $  11,790            $   12,676
 3/31/1997             $   12,171            $  11,593            $   12,507
 4/30/1997             $   12,282            $  11,698            $   12,612
 5/31/1997             $   12,483            $  11,890            $   12,803
 6/30/1997             $   12,624            $  12,025            $   12,940
 7/31/1997             $   13,101            $  12,479            $   13,298
 8/31/1997             $   12,875            $  12,263            $   13,173
 9/30/1997             $   13,049            $  12,429            $   13,330
10/31/1997             $   13,129            $  12,506            $   13,415
11/30/1997             $   13,211            $  12,583            $   13,494
12/31/1997             $   13,455            $  12,816            $   13,691
 1/31/1998             $   13,584            $  12,939            $   13,832
 2/28/1998             $   13,557            $  12,913            $   13,836
 3/31/1998             $   13,529            $  12,886            $   13,849
 4/30/1998             $   13,421            $  12,783            $   13,786
 5/31/1998             $   13,696            $  13,045            $   14,004
 6/30/1998             $   13,731            $  13,079            $   14,059
 7/31/1998             $   13,722            $  13,070            $   14,094
 8/31/1998             $   14,002            $  13,337            $   14,313
 9/30/1998             $   14,199            $  13,525            $   14,491
10/31/1998             $   14,121            $  13,450            $   14,491
11/30/1998             $   14,172            $  13,499            $   14,542
12/31/1998             $   14,207            $  13,532            $   14,579
 1/31/1999             $   14,395            $  13,711            $   14,752
 2/28/1999             $   14,258            $  13,581            $   14,687
 3/31/1999             $   14,229            $  13,554            $   14,708
 4/30/1999             $   14,281            $  13,602            $   14,744
 5/31/1999             $   14,148            $  13,476            $   14,659
 6/30/1999             $   13,927            $  13,266            $   14,448
 7/31/1999             $   13,963            $  13,300            $   14,500
 8/31/1999             $   13,828            $  13,171            $   14,384
 9/30/1999             $   13,795            $  13,140            $   14,390
10/31/1999             $   13,591            $  12,945            $   14,234
11/30/1999             $   13,765            $  13,111            $   14,385
12/31/1999             $   13,672            $  13,023            $   14,277
 1/31/2000             $   13,607            $  12,960            $   14,214
 2/29/2000             $   13,818            $  13,161            $   14,379
 3/31/2000             $   14,159            $  13,486            $   14,693
 4/30/2000             $   14,037            $  13,370            $   14,606
 5/31/2000             $   13,918            $  13,257            $   14,530
 6/30/2000             $   14,349            $  13,668            $   14,915
 7/31/2000             $   14,570            $  13,878            $   15,122
 8/31/2000             $   14,827            $  14,122            $   15,355
 9/30/2000             $   14,702            $  14,004            $   15,275
10/31/2000             $   14,907            $  14,198            $   15,442
11/30/2000             $   15,073            $  14,357            $   15,559
12/31/2000             $   15,606            $  14,864            $   15,944
 1/31/2001             $   15,702            $  14,956            $   16,101
 2/28/2001             $   15,756            $  15,007            $   16,153
 3/31/2001             $   15,872            $  15,118            $   16,298
 4/30/2001             $   15,474            $  14,739            $   16,122
 5/31/2001             $   15,704            $  14,959            $   16,296
 6/30/2001             $   15,855            $  15,102            $   16,406
 7/31/2001             $   16,196            $  15,427            $   16,648
 8/31/2001             $   16,559            $  15,772            $   16,923
 9/30/2001             $   16,466            $  15,684            $   16,866
10/31/2001             $   16,736            $  15,941            $   17,066
11/30/2001             $   16,452            $  15,670            $   16,923
12/31/2001             $   16,202            $  15,432            $   16,762
 1/31/2002             $   16,516            $  15,731            $   17,052
 2/28/2002             $   16,810            $  16,011            $   17,257
 3/31/2002             $   16,277            $  15,504            $   16,919
 4/30/2002             $   16,689            $  15,896            $   17,248
 5/31/2002             $   16,824            $  16,025            $   17,354
 6/30/2002             $   17,039            $  16,230            $   17,538
 7/31/2002             $   17,297            $  16,475            $   17,764
 8/31/2002             $   17,513            $  16,681            $   17,977
 9/30/2002             $   17,951            $  17,098            $   18,371
10/31/2002             $   17,541            $  16,708            $   18,066
11/30/2002             $   17,373            $  16,548            $   17,990
12/31/2002             $   17,905            $  17,054            $   18,370
 1/31/2003             $   17,693            $  16,853            $   18,324
 2/28/2003             $   18,118            $  17,257            $   18,580
 3/31/2003             $   18,073            $  17,214            $   18,591
 4/30/2003             $   18,255            $  17,388            $   18,714
 5/31/2003             $   18,872            $  17,976            $   19,152
 6/30/2003             $   18,682            $  17,794            $   19,071
 7/31/2003             $   17,654            $  16,816            $   18,404
 8/31/2003             $   17,857            $  17,009            $   18,542
 9/30/2003             $   18,627            $  17,742            $   19,087
10/31/2003             $   18,411            $  17,536            $   18,992
11/30/2003             $   18,658            $  17,771            $   19,189
12/31/2003             $   18,812            $  17,919            $   19,348
 1/31/2004             $   18,848            $  17,953            $   19,459
 2/29/2004             $   19,250            $  18,335            $   19,751
 3/31/2004             $   19,024            $  18,121            $   19,681
 4/30/2004             $   18,366            $  17,494            $   19,215
 5/31/2004             $   18,335            $  17,464            $   19,146
 6/30/2004             $   18,432            $  17,557            $   19,215
 7/31/2004             $   18,705            $  17,816            $   19,468
 8/31/2004             $   19,174            $  18,264            $   19,858
 9/30/2004             $   19,259            $  18,344            $   19,963
10/31/2004             $   19,409            $  18,487            $   20,135
11/30/2004             $   19,110            $  18,202            $   19,969

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/04 (%)

SHARE CLASS                     A                 B                 C
-----------------------------------------------------------------------------
INCEPTION                    11/20/85          05/05/92          08/01/97
-----------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
-----------------------------------------------------------------------------
1-YEAR                     2.46     -2.41     1.69    -3.19     2.00    1.02
5-YEAR                     6.79      5.76     6.00     5.68     6.32    6.32
10-YEAR                    6.69      6.17     5.90     5.90     6.13    6.13

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

SHARE CLASS                     A                 B                 C
-----------------------------------------------------------------------------
SALES CHARGE              WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
-----------------------------------------------------------------------------
1-YEAR                     3.40     -1.52     2.62    -2.31     2.93    1.94
5-YEAR                     6.90      5.87     6.11     5.80     6.43    6.43
10-YEAR                    6.33      5.81     5.54     5.54     5.76    5.76

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04 ($)

SALES CHARGE: WITHOUT        WITH
Class A        19,110       18,202
Class B        17,737       17,737
Class C        18,130       18,130

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                                COLUMBIA TAX-EXEMPT INSURED FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

JUNE 1, 2004 - NOVEMBER 30, 2004

                       ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID
                   BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)     DURING THE PERIOD ($)   FUND'S ANNUALIZED
                     ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL  ACTUAL     HYPOTHETICAL  EXPENSE RATIO (%)
CLASS A            1,000.00         1,000.00    1,043.30        1,020.30     4.80         4.75              0.94
CLASS B            1,000.00         1,000.00    1,039.30        1,016.55     8.62         8.52              1.69
CLASS C            1,000.00         1,000.00    1,040.90        1,018.05     7.09         7.01              1.39

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived or reimbursed a portion of class C expenses, class C total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                                COLUMBIA TAX-EXEMPT INSURED FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began December 1, 2003 and ended November 30, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. During the summer and into the fall, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. However, when stocks rose after the election, bond prices fell. In November, the 10-year Treasury yield, a bellwether for the bond market, rose sharply, but it ended the period at just over 4.3%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 4.44%. The municipal bond market performed in line with the taxable market. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 4.07%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.0% in four equal steps during the period.(1) The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 12.86% during this 12-month reporting period. Concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors throughout most of 2004. However, November was the best month of the calendar year for the stock market, as stocks rebounded after the election was settled. Small-cap and mid-cap stocks led the market throughout the period. Value stocks led growth stocks by a margin of more than two-to-one. Energy and utilities were the best-performing sectors.

(1)  The federal funds rate was raised to 2.25% on December 14, 2004.

[SIDENOTE]

SUMMARY FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS PERFORMED IN LINE WITH THE TAXABLE MARKET, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

LEHMAN AGGREGATE INDEX     4.44%
LEHMAN MUNICIPAL INDEX     4.07%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE RUSSELL 3000 VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

S&P 500 INDEX              12.86%
RUSSELL 3000 VALUE INDEX   20.00%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

PORTFOLIO MANAGER'S REPORT
                                                COLUMBIA TAX-EXEMPT INSURED FUND

For the 12-month period ended November 30, 2004, Columbia Tax-Exempt Insured Fund class A shares returned 2.46%. Fund performance was lower than its benchmark, the Lehman Brothers Municipal Bond Index, which returned 4.07% for the period. The index includes non-insured issues, which generated higher yields. The fund's return also fell short of the average return of its peer group, the Lipper Insured Municipal Debt Funds Category, which was 2.66%.(1) The fund's emphasis on intermediate-term bonds hindered relative performance because longer-term bonds were the period's best performers. We also hedged the fund against the risk--but not the expectation--that interest rates would rise, a decision that proved ill-timed.

BOND MARKET RESPONDS FAVORABLY TO FEDERAL RESERVE BOARD'S ACTIONS

Although the environment produced positive returns for the municipal bond market, it was not without volatility. In the spring, bond yields rose (and prices declined) on news of strong job growth and signs of increasing inflation. During the winter, we recognized the risk of a temporary yield back up and had hedged the fund by purchasing put options, which gave us the right to sell futures contracts on Treasuries at a given price over a given time period. However, the timing of our hedging strategy was premature. The puts expired before the futures moved to a profitable hedge value. We believe that the cost of the hedges, which was on the order of one-quarter of one percentage point, detracted from the fund's performance relative to its peer group. The fund also underperformed its Lehman benchmark. The index includes both insured and uninsured bonds, and uninsured bonds outperformed during the period due in part to their higher yields. Demand for insured bonds tends to decline when economic growth is solid and default risk is low, which was the case during much of this reporting period.

We believe that the fund owned fewer bonds in the 15- to 20-year maturity range than its peer group, which may have contributed to its underperformance. Longer-term bonds did well in response to the Federal Reserve Board's (the Fed's) decision to begin raising the federal funds rate in June--the first such increase in more than four years. Three additional short-term interest rate increases followed in September, October and November.(2) The bond market welcomed these actions because they showed that the Fed was serious about checking any inflation pressure. Yields on bonds with shorter maturities rose while yields on intermediate- and longer-term bonds were stable or declined and prices rose. The best overall returns were generated by bonds with good call protection maturing in 15 years or longer.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) In December, the federal funds rate was increased for the fifth time-from 2.0% to 2.25%.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 11/30/04 ($)

CLASS A      8.61
CLASS B      8.61
CLASS C      8.61

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 11/30/04 ($)

CLASS A      0.41
CLASS B      0.35
CLASS C      0.37

Distributions include $0.10 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income and capital gains.

SEC YIELDS AS OF 11/30/04 (%)

CLASS A      2.86
CLASS B      2.25
CLASS C      2.55

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 11/30/04 (%)

CLASS A      4.40
CLASS B      3.46
CLASS C      3.92

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

FUND POSITIONED FOR FURTHER YIELD DECLINES

Because we anticipate steady but relatively moderate economic growth and no significant increase in inflation, we expect short-term interest rates to continue to move modestly higher. We also expect intermediate- and longer-term rates to remain stable or decline because the Fed has indicated that it is determined to control inflation. As a result, we plan to maintain an emphasis on intermediate- to long-term bonds and bonds with good call protection as long as current market conditions prevail. However, any increased inflationary pressure and/or sustained strong job growth could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed the Columbia Tax-Exempt Insured Fund since September 1997 and has been with the advisor or its predecessors or affiliate organizations since September 1997.

/s/ Gary Swayze

The value of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

While insurance reduces credit risk, it does not protect against fluctuations in the value of the fund's shares caused by interest rate changes or other factors. Insurance premiums also reduce the fund's yield.

[SIDENOTE]

WE PLAN TO MAINTAIN AN EMPHASIS ON INTERMEDIATE- TO LONG-TERM BONDS.

INVESTMENT PORTFOLIO

NOVEMBER 30, 2004                               COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.2%
EDUCATION - 5.5%
EDUCATION - 5.5%

                MA STATE HEALTH & EDUCATIONAL  Harvard University,
                         FACILITIES AUTHORITY   Series 1991 N,
                                                  6.250% 04/01/20                                    2,000,000        2,457,440

        NY STATE DORMITORY AUTHORITY REVENUES  NYU, Series 2004 A,
                                                Insured: FGIC
                                                  5.000% 07/01/18                                    1,860,000        1,993,046

              OH CINCINNATI TECHNICAL COLLEGE  Series 2002,
                                                Insured: AMBAC
                                                  5.000% 10/01/15                                    1,000,000        1,098,260

               OH UNIVERSITY GENERAL RECEIPTS  Insured: FSA
                                                  5.000% 12/01/11                                    1,500,000        1,652,175

                          WV STATE UNIVERSITY  Series 2000 A,
                                                Insured: AMBAC
                                                  (a) 04/01/17                                       2,480,000        1,398,670

                                                                                               Education Total        8,599,591
                                                                                                                      ---------
                                                                                               EDUCATION TOTAL        8,599,591

HEALTH CARE - 6.2%
HOSPITALS - 6.2%

 MA HEALTH & EDUCATIONAL FACILITIES AUTHORITY  Valley Regional Health System, Series 1994 C,
                                                Insured: CON
                                                  7.000% 07/01/08                                    1,585,000        1,804,776

                MS STATE HOSPITAL EQUIPMENT &  Rush Medical Foundation Project, Series 1992,
                         FACILITIES AUTHORITY   Insured: CON
                                                  6.700% 01/01/18                                      250,000          250,888

             TN KNOX CITY HEALTH, EDUCATION &  Series 1993,
                           HOUSING FACILITIES   Insured: MBIA
                                                  5.250% 01/01/15 (b)                                5,000,000        5,462,250

                    UT STATE BOARD OF REGENTS  University of Utah, Series 2001,
                                                Insured: MBIA
                                                  5.500% 08/01/15                                    1,000,000        1,103,560

                WI STATE HEALTH & EDUCATIONAL  Bellin Memorial Hospital, Series 1993,
                         FACILITIES AUTHORITY   Insured: AMBAC
                                                  6.625% 02/15/08                                    1,000,000        1,083,160
                                               Waukesha Memorial Hospital, Series 1990 B,
                                                Insured: AMBAC
                                                  7.250% 08/15/19                                       30,000           30,111

                                                                                               Hospitals Total        9,734,745
                                                                                                                      ---------
                                                                                             HEALTH CARE TOTAL        9,734,745

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - 0.7%
SINGLE FAMILY - 0.7%

  LA JEFFERSON PARISH HOME MORTGAGE AUTHORITY  Series 1999 B-1, AMT,
                                                Insured: GNMA
                                                  6.750% 06/01/30                                      640,000          681,901

              MA STATE HOUSING FINANCE AGENCY  Series 1992, AMT,
                                                Insured: AMBAC
                                                  7.125% 06/01/25                                      340,000          340,316

                                                                                           Single Family Total        1,022,217
                                                                                                                      ---------
                                                                                                 HOUSING TOTAL        1,022,217
OTHER - 10.8%
POOL/BOND BANK - 1.4%

                  MI MUNICIPAL BOND AUTHORITY  Local Government Loan Program, Series
                                                1991 C, Insured: FSA
                                                  (a) 06/15/15                                       3,380,000        2,135,416
                                                                                          Pool/Bond Bank Total        2,135,416
REFUNDED/ESCROWED - (c)  9.4%

   FL TAMPA BAY WATER UTILITY SYSTEMS REVENUE  Series 1999,
                                                Insured: FGIC
                                                  9.650% 10/01/29 (d)(e)                             1,000,000        1,288,380

                                   GA ATLANTA  Series 2000 A,
                                                Insured: FGIC
                                                  5.500% 01/01/26                                    2,000,000        2,246,320

               GA FULTON COUNTY WATER & SEWER  Series 1992,
                                                Insured: FGIC
                                                  6.375% 01/01/14                                    5,810,000        6,851,501

        GA STATE MUNICIPAL ELECTRIC AUTHORITY  Series 1997 Y,
                                                Insured: AMBAC
                                                  6.400% 01/01/13                                       55,000           64,663

                  PA POTTSTOWN BORO AUTHORITY  Sewer Revenue, Series 1991 7-B,
                                                Insured: FGIC
                                                  (a) 11/01/16                                       1,000,000          588,350

           SC PIEDMONT MUNICIPAL POWER AGENCY  Series 1991 A,
                                                Insured: FGIC
                                                  6.125% 01/01/07                                       75,000           80,777

              TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                Insured: FSA
                                                  (a) 12/01/19                                       1,800,000          878,364

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (c) - (CONTINUED)

               TX STATE MUNICIPAL POWER AGENCY Series 1989,
                                                Insured: AMBAC
                                                  (a) 09/01/10                                         320,000          260,621
                                                  (a) 09/01/11                                         510,000          394,740
                                                  (a) 09/01/12                                         185,000          135,882
                                               Series 1993,
                                                Insured: MBIA
                                                  (a) 09/01/15                                         170,000          106,017

           WA STATE PUBLIC POWER SUPPLY SYSTEM Nuclear Project No. 2, Series 1992 A,
                                                Insured: MBIA
                                                  (a) 07/01/11                                       2,315,000        1,801,996

                                                                                       Refunded/Escrowed Total       14,697,611
                                                                                                                     ----------
                                                                                                   OTHER TOTAL       16,833,027
TAX-BACKED - 43.9%
LOCAL APPROPRIATED - 4.5%

                 IL CHICAGO BOARD OF EDUCATION Series 1992 A,
                                                Insured: MBIA
                                                  6.250% 01/01/15                                    6,000,000        7,034,760

                                                                                      Local Appropriated Total        7,034,760
LOCAL GENERAL OBLIGATIONS - 20.9%

                  AZ MOHAVE COUNTY HIGH SCHOOL Series 1992 B,
                       UNIFIED SCHOOL DISTRICT  Insured: FGIC
                                                  8.500% 07/01/06                                      250,000          273,710

                                     AZ TUCSON Series 1994 G,
                                                Insured: FGIC
                                                  7.625% 07/01/14                                    3,140,000        4,095,785

             CA ALVORD UNIFIED SCHOOL DISTRICT Series 2002 A,
                                                Insured: MBIA
                                                  5.900% 02/01/19                                    1,975,000        2,343,278

             CA FRESNO UNIFIED SCHOOL DISTRICT Series 2002 A,
                                                Insured: MBIA
                                                  6.000% 02/01/19                                    1,000,000        1,196,620

      CO EL PASO COUNTY SCHOOL DISTRICT NO. 11 Series 1996,
                                                  7.100% 12/01/18                                    3,000,000        3,911,070

CO HIGHLANDS RANCH METROPOLITAN DISTRICT NO. 2 Series 1996,
                                                Insured: CGIC
                                                  6.500% 06/15/12                                    1,000,000        1,191,850

                                    IL CHICAGO City Colleges, Series 1999,
                                                Insured: FGIC
                                                  (a) 01/01/14                                       2,000,000        1,354,440

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

        IL CHICAGO PUBLIC BUILDING COMMISSION  Series 1999 B,
                                                Insured: FGIC
                                                  5.250% 12/01/18                                    1,000,000        1,115,930

       IL STATE DEVELOPMENT FINANCE AUTHORITY  Elgin School District No. U46, Series 2001,
                                                Insured: FSA
                                                  (a) 01/01/13                                       2,500,000        1,790,350

                                 MD BALTIMORE  Series 1989,
                                                Insured: MBIA
                                                  7.000% 10/15/09                                    1,205,000        1,423,358

                MI ANCHOR BAY SCHOOL DISTRICT  Series 2000 II,
                                                Insured: FGIC
                                                  6.000% 05/01/10                                      500,000          570,660

              NH MANCHESTER SCHOOL FACILITIES  Series 2004,
                                                Insured: MBIA
                                                  5.500% 06/01/22                                    2,000,000        2,282,420

                              NV CLARK COUNTY  Series 1992 A,
                                                Insured: AMBAC
                                                  7.500% 06/01/07                                      350,000          392,091

          OH GARFIELD HEIGHTS SCHOOL DISTRICT  Series 2001,
                                                Insured: MBIA
                                                  5.375% 12/15/16                                    1,740,000        1,981,129

                  OH HILLIARD SCHOOL DISTRICT  Series 2000,
                                                Insured: FGIC
                                                  5.750% 12/01/24                                    1,000,000        1,113,040

               OR MULTNOMAH-CLACKAMAS SCHOOL
                             DISTRICT NO. 10J  Series 2001,
                                                Insured: FSA
                                                  5.500% 06/15/12                                    1,595,000        1,780,339

                            TN LINCOLN COUNTY  Series 2001,
                                                Insured: FGIC
                                                  5.250% 04/01/16                                    1,470,000        1,646,047

                          TX GALVESTON COUNTY  Series 2001,
                                                Insured: FGIC
                                                  (a) 02/01/20                                       1,510,000          715,997

       WA CLARK COUNTY SCHOOL DISTRICT NO. 37  Series 2001 C,
                                                Insured: FGIC
                                                  (a) 12/01/16                                       3,000,000        1,733,940

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

               WA KING COUNTY SCHOOL DISTRICT  Series 2001,
                             ISSAQUAH NO. 411   Insured: FSA
                                                  5.625% 06/01/15                                    1,500,000        1,712,895

                                                                               Local General Obligations Total       32,624,949
SPECIAL NON-PROPERTY TAX - 8.2%

  IL METROPOLITAN PIER & EXPOSITION AUTHORITY  McCormick Place Expansion Project, Series 1993 A,
                                                Insured: FGIC
                                                  (a) 06/15/16                                       3,750,000        2,221,050
                                                  (a) 06/15/19                                       3,000,000        1,496,580

            NJ ECONOMIC DEVELOPMENT AUTHORITY  Cigarette Tax, Series 2004,
                                                Insured: FGIC
                                                  5.000% 06/15/13                                    1,000,000        1,083,320

     PR COMMONWEALTH OF PUERTO RICO HIGHWAY &  Series 1996 Y,
                     TRANSPORTATION AUTHORITY   Insured: MBIA
                                                  6.250% 07/01/12                                    3,000,000        3,565,170

                                   TX HOUSTON  Hotel Occupancy Tax & Special Revenue, Series 2001 B,
                                                Insured: AMBAC
                                                  (a) 09/01/17                                       2,000,000        1,094,980

              WA CENTRAL PUGET SOUND REGIONAL  Series 1998,
                     TRANSPORTATION AUTHORITY   Insured: FGIC
                                                  5.250% 02/01/21                                    3,000,000        3,303,630

                                                                                Special Non-Property Tax Total       12,764,730
STATE APPROPRIATED - 7.7%

          IN STATE OFFICE BUILDING COMMISSION  Women's Prison, Series 1995 B,
                                                Insured: AMBAC
                                                  6.250% 07/01/16                                    8,000,000        9,586,560

                                     MI STATE  525 Redevco, Inc., Series 2000,
                                                 Insured: AMBAC
                                                  (a) 06/01/21                                       1,000,000          447,950

 NJ STATE TRANSPORTATION TRUST FUND AUTHORITY  Series 2001 C,
                                                Insured: FSA
                                                  5.500% 12/15/15                                    1,685,000        1,907,184

                                                                                      State Appropriated Total       11,941,694
STATE GENERAL OBLIGATIONS - 2.6%

                                     CA STATE  Series 1995,
                                                Insured: FGIC
                                                  10.000% 10/01/06                                   1,000,000        1,137,800
                                               Series 2002,
                                                Insured: AMBAC
                                                  6.000% 04/01/17                                    2,500,000        2,974,875

                                                                               State General Obligations Total        4,112,675
                                                                                                                     ----------
                                                                                              TAX-BACKED TOTAL       68,478,808

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - 8.1%
AIRPORTS - 1.2%

                  PA ALLEGHENY COUNTY AIRPORT  Pittsburgh International Airport, Series 1997 A-1, AMT,
                                                Insured: MBIA
                                                  5.750% 01/01/10                                    1,750,000        1,903,038

                                                                                                Airports Total        1,903,038
TOLL FACILITIES - 2.4%

                   NY STATE THRUWAY AUTHORITY  Highway & Bridge, Series 2001 B,
                                                Insured: MBIA
                                                  5.250% 04/01/15                                      500,000          545,775

      NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY  Series 2002,
                                                Insured: MBIA
                                                  5.500% 11/15/20                                      375,000          432,218

                 PA STATE TURNPIKE COMMISSION  Series 2001 T,
                                                Insured: FGIC
                                                  5.500% 12/01/13                                    1,000,000        1,138,980

                   WV STATE PARKWAYS ECONOMIC  Series 2002,
              DEVELOPMENT & TOURISM AUTHORITY   Insured: FGIC
                                                  5.250% 05/15/14                                    1,500,000        1,676,355

                                                                                         Toll Facilities Total        3,793,328

TRANSPORTATION - 4.5%

         IL REGIONAL TRANSPORTATION AUTHORITY  Series 1996 C,
                                                Insured: FGIC
                                                  7.750% 06/01/20                                    5,000,000        6,937,300

                                                                                          Transportation Total        6,937,300
                                                                                                                     ----------
                                                                                          TRANSPORTATION TOTAL       12,633,666
UTILITY - 23.0%

JOINT POWER AUTHORITY - 13.0%

        GA STATE MUNICIPAL ELECTRIC AUTHORITY  Series 1997 Y,
                                                Insured: AMBAC
                                                  6.400% 01/01/13                                      945,000        1,104,393

              TX STATE MUNICIPAL POWER AGENCY  Series 1989,
                                                Insured: AMBAC
                                                  (a) 09/01/10                                       4,680,000        3,798,662
                                                  (a) 09/01/11                                       7,390,000        5,697,173
                                                  (a) 09/01/12                                       2,815,000        2,061,340
                                               Series 1993,
                                                Insured: MBIA
                                                  (a) 09/01/15                                       8,805,000        5,462,270

            WA ENERGY NORTHWEST PROJECT NO. 1  Series 2002 A,
                                                Insured: MBIA
                                                  5.500% 07/01/15                                    2,000,000        2,204,100

                                                                                   Joint Power Authority Total       20,327,938

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
MUNICIPAL ELECTRIC - 2.8%

                                 AK ANCHORAGE  Series 1993,
                                                Insured: MBIA
                                                  8.000% 12/01/09                                    1,000,000        1,225,250

       CA STATE DEPARTMENT OF WATER RESOURCES  Series 2002 A,
                                                Insured: AMBAC
                                                  5.500% 05/01/13                                    2,500,000        2,809,825

         SD HEARTLAND CONSUMER POWER DISTRICT  Electric Revenue,
                                                Insured: FSA
                                                  6.000% 01/01/09                                      300,000          325,476

                                                                                      Municipal Electric Total        4,360,551
WATER & SEWER - 7.2%

         FL SAINT JOHN'S COUNTY WATER & SEWER  Saint Augustine Shores System, Series 1991 A,
                                    AUTHORITY   Insured: MBIA
                                                  (a) 06/01/13                                       2,600,000        1,837,680
                                                  (a) 06/01/14                                       1,500,000        1,003,785

                     GA ATLANTA WATER & SEWER  Series 1993,
                                                Insured: FGIC
                                                  5.500% 11/01/22                                    1,000,000        1,136,690

                    GA COLUMBUS WATER & SEWER  Series 2002,
                                                Insured: FSA
                                                  5.000% 05/01/11                                    1,220,000        1,338,852

               GA FULTON COUNTY WATER & SEWER  Series 1992,
                                                Insured: FGIC
                                                  6.375% 01/01/14                                      190,000          222,727

               GA MILLEDGEVILLE WATER & SEWER  Water & Sewer Revenue,
                                                Insured: FSA
                                                  6.000% 12/01/21                                    1,000,000        1,186,270

       NJ CAPE MAY COUNTY MUNICIPAL UTILITIES  Series 2002 A,
                              SEWER AUTHORITY   Insured: FSA
                                                  5.750% 01/01/16                                    1,000,000        1,158,350

                                 OH CLEVELAND  Series 1993 G,
                                                Insured: MBIA
                                                  5.500% 01/01/21                                    1,015,000        1,151,528

                 TN CLARKSVILLE WATER & SEWER  Series 2002,
                                                Insured: FSA
                                                  5.200% 02/01/15                                    1,645,000        1,821,558

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
WATER & SEWER - (CONTINUED)

              TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                Insured: FSA
                                                  (a) 12/01/19                                         700,000          338,100

                                                                                           Water & Sewer Total       11,195,540
                                                                                                                    -----------
                                                                                                 UTILITY TOTAL       35,884,029

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $134,646,402)                                               153,186,083

SHORT-TERM OBLIGATIONS - 0.7%
VARIABLE RATE DEMAND NOTES (f) - 0.7%

                  IA HILLS HEALTHCARE REVENUE  Mercy Hospital Project, Series 2002,
                                                  1.670% 08/01/32                                      300,000          300,000

     IN HEALTH FACILITIES FINANCING AUTHORITY  Golden Years Homestead, Series A,
                                                  1.690% 06/01/25                                      300,000          300,000

                   MN BROOKLYN CENTER REVENUE  Brookdale Corp. II Project,
                                                  1.720% 12/01/14                                      400,000          400,000
                                                                                                                    -----------

                                                                              VARIABLE RATE DEMAND NOTES TOTAL        1,000,000


                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $1,000,000)                                                   1,000,000

                                               TOTAL INVESTMENTS - 98.9%
                                               (COST OF $135,646,402) (g)                                           154,186,083

                                               OTHER ASSETS & LIABILITIES, NET - 1.1%                                 1,776,601

                                               NET ASSETS - 100.0%                                                  155,962,684

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) A portion of this security with a market value of $247,986 is pledged as collateral for open futures contracts.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

See accompanying notes to financial statements.

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws.

     At November 30, 2004, the value of this security represents 0.8% of net assets.

                                                      ACQUISITION    ACQUISITION
     SECURITY                                             DATE           COST
     ---------------------------------------------------------------------------
     FL Tampa Bay Water Utility Systems Revenue,
       Series 1999, 9.650% 10/01/29                     09/29/99     $   993,440

(e) Variable rate security. The interest rate shown reflects the rate as of November 30, 2004.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.

(g)  Cost for federal income tax purposes is $135,441,522.

     At November 30, 2004, the Fund held the following open short futures contracts:

                                    NUMBER OF                      AGGREGATE       EXPIRATION    UNREALIZED
     TYPE                           CONTRACTS        VALUE         FACE VALUE         DATE      DEPRECIATION
     -------------------------------------------------------------------------------------------------------
     10-Year U.S. Treasury Notes        51      $   5,648,250    $    5,638,365      Mar-2005   $     (9,885)

     At November 30, 2004, the Fund held investments in the following:

                                          % OF
     HOLDINGS BY REVENUE SOURCE        NET ASSETS
     --------------------------------------------
     Tax-Backed                              43.9%
     Utility                                 23.0
     Other                                   10.8
     Transportation                           8.1
     Health Care                              6.2
     Education                                5.5
     Housing                                  0.7
     Short-Term Obligation                    0.7
     Other Assets & Liabilities, Net          1.1
                                       ----------
                                            100.0%
                                       ==========

     At November 30, 2004, the Fund held investments in the following states/territories:

                                      % OF TOTAL
     STATE/TERRITORY                  INVESTMENTS
     --------------------------------------------
     Illinois                                14.2%
     Texas                                   13.6
     Georgia                                  9.2
     Washington                               7.0
     California                               6.8
     Indiana                                  6.4
     Tennessee                                5.8
     Other*                                  37.0
                                       ----------
                                            100.0%
                                       ==========

*    Includes all states/territories that are less than 5% of total invesments.

     ACRONYM            NAME
     AMBAC              Ambac Assurance Corp.
     AMT                Alternative Minimum Tax
     CGIC               Capital Guarantee Insurance Co.
     CON                College Construction Loan Insurance Association
     FGIC               Financial Guaranty Insurance Co.
     FSA                Financial Security Assurance, Inc.
     GNMA               Government National Mortgage Association
     MBIA               MBIA Insurance Corp.

                                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004                             COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                                       ASSETS  Investments, at cost                                                 135,646,402
                                                                                                                    -----------
                                               Investments, at value                                                154,186,083
                                               Cash                                                                      76,548
                                               Receivable for:
                                                Fund shares sold                                                         14,621
                                                Interest                                                              2,190,547
                                               Deferred Trustees' compensation plan                                       9,849
                                                                                                                    -----------
                                                  Total Assets                                                      156,477,648

                                  LIABILITIES  Payable for:
                                                Fund shares repurchased                                                 126,297
                                                Futures variation margin                                                  1,400
                                                Distributions                                                           184,405
                                                Investment advisory fee                                                  45,256
                                                Transfer agent fee                                                       49,134
                                                Pricing and bookkeeping fees                                              8,343
                                                Trustees' fees                                                              651
                                                Audit fee                                                                31,050
                                                Custody fee                                                                 805
                                                Distribution and service fees                                            44,157
                                               Deferred Trustees' fees                                                    9,849
                                               Other liabilities                                                         13,617
                                                                                                                    -----------
                                                  Total Liabilities                                                     514,964

                                                                                                       NET ASSETS   155,962,684

                    COMPOSITION OF NET ASSETS  Paid-in capital                                                      136,831,811
                                               Undistributed net investment income                                      472,133
                                               Accumulated net realized gain                                            128,944
                                               Net unrealized appreciation (depreciation) on:
                                                Investments                                                          18,539,681
                                                Futures contracts                                                        (9,885)
                                                                                                                    -----------
                                                                                                       NET ASSETS   155,962,684

                                      CLASS A  Net assets                                                           125,147,002
                                               Shares outstanding                                                    14,536,506
                                               Net asset value per share                                                   8.61(a)
                                               Maximum offering price per share ($8.61/0.9525)                             9.04(b)

                                      CLASS B  Net assets                                                            19,793,053
                                               Shares outstanding                                                     2,299,086
                                               Net asset value and offering price per share                                8.61(a)

                                      CLASS C  Net assets                                                            11,022,629
                                               Shares outstanding                                                     1,280,370
                                               Net asset value and offering price per share                                8.61(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004          COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------

                            INVESTMENT INCOME  Interest                                                               8,104,736

                                     EXPENSES  Investment advisory fee                                                  970,028
                                               Distribution fee:
                                                Class B                                                                 169,955
                                                Class C                                                                  92,477
                                               Service fee:
                                                Class A                                                                 270,057
                                                Class B                                                                  45,322
                                                Class C                                                                  24,661
                                               Transfer agent fee                                                       166,336
                                               Pricing and bookkeeping fees                                              65,265
                                               Trustees' fees                                                            12,538
                                               Custody fee                                                                9,554
                                               Non-recurring costs (See Note 7)                                           8,133
                                               Other expenses                                                           107,632
                                                                                                                     ----------
                                                Total Expenses                                                        1,941,958
                                               Fees waived by Distributor - Class C                                     (36,989)
                                               Non-recurring costs assumed by Investment Advisor (See Note 7)            (8,133)
                                               Custody earnings credit                                                     (525)
                                                                                                                     ----------
                                                Net Expenses                                                          1,896,311
                                                                                                                     ----------
                                               Net Investment Income                                                  6,208,425

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON  Net realized gain (loss) on:
            INVESTMENTS AND FUTURES CONTRACTS   Investments                                                           1,759,981
                                                Futures contracts                                                      (194,511)
                                                                                                                     ----------
                                                  Net realized gain                                                   1,565,470

                                               Net change in unrealized
                                                appreciation/depreciation on:
                                                Investments                                                          (4,124,502)
                                                Futures contracts                                                        (9,885)
                                                                                                                     ----------
                                                  Net change in unrealized
                                                   appreciation/depreciation                                         (4,134,387)
                                                                                                                     ----------
                                               Net Loss                                                              (2,568,917)
                                                                                                                     ----------
                                               Net Increase in Net Assets from Operations                             3,639,508

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

                                               YEAR ENDED NOVEMBER 30,                                   2004 ($)      2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                   OPERATIONS  Net investment income                                    6,208,425     6,966,214
                                               Net realized gain on investments and futures contracts   1,565,470     2,001,252
                                               Net change in unrealized appreciation/depreciation
                                                on investments and futures contracts                   (4,134,387)    4,007,046
                                                                                                      -----------    ----------
                                                  Net Increase from Operations                          3,639,508    12,974,512

       DISTRIBUTIONS DECLARED TO SHAREHOLDERS  From net investment income:
                                                Class A                                                (4,901,557)   (5,517,147)
                                                Class B                                                  (651,708)     (825,781)
                                                Class C                                                  (392,001)     (389,782)
                                               From net realized gains:
                                                Class A                                                (1,574,608)     (759,066)
                                                Class B                                                  (286,756)     (138,797)
                                                Class C                                                  (135,063)      (53,797)
                                                                                                      -----------    ----------
                                                   Total Distributions Declared to Shareholders        (7,941,693)   (7,684,370)

                           SHARE TRANSACTIONS  Class A:
                                                Subscriptions                                           4,389,282    14,820,974
                                                Distributions reinvested                                4,119,955     3,860,002
                                                Redemptions                                           (24,035,056)  (26,847,672)
                                                                                                      -----------    ----------
                                                  Net Decrease                                        (15,525,819)   (8,166,696)
                                               Class B:
                                                Subscriptions                                             829,841     5,460,670
                                                Distributions reinvested                                  617,625       608,437
                                                Redemptions                                            (7,393,716)   (7,594,280)
                                                                                                      -----------    ----------
                                                  Net Decrease                                         (5,946,250)   (1,525,173)
                                               Class C:
                                                Subscriptions                                           4,005,425     7,611,169
                                                Distributions reinvested                                  316,731       251,476
                                                Redemptions                                            (4,842,204)   (6,308,163)
                                                                                                      -----------    ----------
                                                  Net Increase (Decrease)                                (520,048)    1,554,482
                                               Net Decrease from Share
                                                Transactions                                          (21,992,117)   (8,137,387)
                                                                                                      -----------    ----------
                                                    Total Decrease in Net Assets                      (26,294,302)   (2,847,245)

                                NET ASSETS     Beginning of period                                    182,256,986   185,104,231
                                               End of period (including undistributed net investment
                                                income of $472,133 and $392,622, respectively)        155,962,684   182,256,986

                         CHANGES IN SHARES     Class A:
                                                Subscriptions                                             504,570     1,699,453
                                                Issued for distributions reinvested                       474,118       441,809
                                                Redemptions                                            (2,783,778)   (3,067,526)
                                                                                                      -----------    ----------
                                                  Net Decrease                                         (1,805,090)     (926,264)
                                               Class B:
                                                Subscriptions                                              94,968       625,385
                                                Issued for distributions reinvested                        71,013        69,653
                                                Redemptions                                              (857,211)     (872,274)
                                                                                                      -----------    ----------
                                                  Net Decrease                                           (691,230)     (177,236)
                                               Class C:
                                                Subscriptions                                             457,974       865,705
                                                Issued for distributions reinvested                        36,469        28,788
                                                Redemptions                                              (567,840)     (727,294)
                                                                                                      -----------    ----------
                                                  Net Increase (Decrease)                                 (73,397)      167,199

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004                               COLUMBIA TAX-EXEMPT INSURED FUND

NOTE 1. ORGANIZATION

Columbia Tax-Exempt Insured Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED          ACCUMULATED
   NET INVESTMENT         NET REALIZED            PAID-IN
       INCOME                 GAIN                CAPITAL
---------------------------------------------------------
   $     (183,648)        $    183,648            $     -

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                                   2004               2003
--------------------------------------------------------------
Distributions paid from:
   Tax-Exempt Income           $  5,857,591       $  6,702,826
   Ordinary Income*                 242,869             29,884
   Long-Term Capital Gains        1,841,233            951,660

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED    UNDISTRIBUTED    UNDISTRIBUTED
     TAX-EXEMPT        ORDINARY         LONG-TERM      NET UNREALIZED
       INCOME           INCOME        CAPITAL GAINS     APPRECIATION*
---------------------------------------------------------------------
$         463,655    $      30,480    $   1,869,615    $   18,744,561

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                  $  18,782,176
    Unrealized depreciation                        (37,615)
                                             -------------
     Net unrealized appreciation             $  18,744,561

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
------------------------------------------------------
           First $1 billion               0.60%
           Next $2 billion                0.55%
           Next $1 billion                0.50%
           Over $4 billion                0.45%

For the year ended November 30, 2004, the Fund's effective investment advisory fee rate was 0.57%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended November 30, 2004, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.038%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended November 30, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.098%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended November 30, 2004, the Distributor has retained net underwriting discounts of $5,967 on sales of the Fund's Class A shares and received CDSC fees of $0, $95,998 and $2,465 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Fund paid $1,571 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $23,670,129 and $47,556,935, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended November 30, 2004, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At November 30, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

INSURER                                  % OF TOTAL INVESTMENTS
---------------------------------------------------------------
Financial Guaranty Insurance Corp.                         29.8
MBIA Insurance Corp.                                       28.6
Ambac Assurance Corp.                                      22.6
Financial Security Assurance, Inc.                         11.7

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at November 30, 2004 invested in debt obligations issued by the states of Illinois, Texas, Georgia, Washington, California, Indiana and Tennessee and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended November 30, 2004, Columbia has assumed $8,133 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                      2004             2003               2002                2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    8.81     $         8.56      $        8.55        $     8.24    $     7.92

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.33(a)            0.34(a)            0.35(a)(b)        0.37(a)       0.38(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                  (0.12)              0.28               0.11(b)           0.37          0.35
                                                  ---------     --------------      -------------        ----------    ----------
Total from Investment Operations                       0.21               0.62               0.46              0.74          0.73

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.31)             (0.33)             (0.34)            (0.36)        (0.38)
From net realized gains                               (0.10)             (0.04)             (0.11)            (0.07)        (0.03)
                                                  ---------     --------------      -------------        ----------    ----------
Total Distributions Declared to Shareholders          (0.41)             (0.37)             (0.45)            (0.43)        (0.41)

NET ASSET VALUE, END OF PERIOD                    $    8.61     $         8.81      $        8.56        $     8.55    $     8.24
Total return (d)                                       2.46%              7.39%(e)           5.61%             9.15%         9.51%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                           0.98%              1.06%              1.06%             1.09%         1.07%
Net investment income (f)                              3.79%              3.88%              4.10%(b)          4.32%         4.81%
Waiver/reimbursement                                     --               0.02%                --                --            --
Portfolio turnover rate                                  14%                 5%                11%                9%           15%
Net assets, end of period (000's)                 $ 125,147     $      143,982      $     147,826        $  146,965    $   135,291

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                      2004             2003               2002                2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    8.81     $         8.56      $        8.55        $     8.24    $     7.92

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.26(a)            0.27(a)            0.28(a)(b)        0.30(a)       0.32(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                  (0.11)              0.28               0.12(b)           0.38          0.35
                                                  ---------     --------------      -------------        ----------    ----------
Total from Investment Operations                       0.15               0.55               0.40              0.68          0.67

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.25)             (0.26)             (0.28)            (0.30)        (0.32)
From net realized gains                               (0.10)             (0.04)             (0.11)            (0.07)        (0.03)
                                                  ---------     --------------      -------------        ----------    ----------
Total Distributions Declared to Shareholders          (0.35)             (0.30)             (0.39)            (0.37)        (0.35)

NET ASSET VALUE, END OF PERIOD                    $    8.61     $         8.81      $        8.56        $     8.55    $     8.24
Total return (d)                                       1.69%              6.59%(e)           4.83%             8.36%         8.69%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                           1.73%              1.81%              1.81%             1.84%         1.82%
Net investment income (f)                              3.04%              3.13%              3.35%(b)          3.57%         4.06%
Waiver/reimbursement                                     --               0.02%                --                --            --
Portfolio turnover rate                                  14%                 5%                11%                9%           15%
Net assets, end of period (000's)                 $  19,793     $       26,347      $      27,120        $   23,954    $   24,417

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                      2004             2003               2002                2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    8.81     $         8.56      $        8.55        $     8.24    $     7.92

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.29(a)            0.30(a)            0.31(a)(b)        0.33(a)       0.34(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                  (0.12)              0.28               0.11(b)           0.37          0.35
                                                  ---------     --------------      -------------        ----------    ----------
Total from Investment Operations                       0.17               0.58               0.42              0.70          0.69

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.27)             (0.29)             (0.30)            (0.32)        (0.34)
From net realized gains                               (0.10)             (0.04)             (0.11)            (0.07)        (0.03)
                                                  ---------     --------------      -------------        ----------    ----------
Total Distributions Declared to Shareholders          (0.37)             (0.33)             (0.41)            (0.39)        (0.37)

NET ASSET VALUE, END OF PERIOD                    $    8.61     $         8.81      $        8.56        $     8.55    $     8.24
Total return (d)(e)                                    2.00%              6.91%              5.14%             8.67%         9.02%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                           1.43%              1.51%              1.51%             1.54%         1.52%
Net investment income (f)                              3.34%              3.42%              3.65%(b)          3.87%         4.36%
Waiver/reimbursement                                   0.30%              0.32%              0.30%             0.30%         0.30%
Portfolio turnover rate                                  14%                 5%                11%                9%           15%
Net assets, end of period (000's)                 $  11,023     $       11,928      $      10,158        $    6,364       $   676

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                COLUMBIA TAX-EXEMPT INSURED FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST IV AND THE SHAREHOLDERS OF COLUMBIA TAX-EXEMPT INSURED FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Insured Fund (the "Fund") (a series of Columbia Funds Trust IV) at November 30, 2004 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

UNAUDITED INFORMATION
                                                COLUMBIA TAX-EXEMPT INSURED FUND

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended November 30, 2004, the Fund designated long-term capital gains of $1,869,615.

98.53% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

As of December 31, 2004, 2.98% of distributions from net investment income is subject to alternative minimum tax.

TRUSTEES AND OFFICERS

                                                COLUMBIA TAX-EXEMPT INSURED FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                        Executive Vice President-Strategy of United Airlines (airline)
P.O. Box 66100                                    since December 2002 (formerly President of UAL Loyalty Services
Chicago, IL 60666                                 (airline) from September 2001 to December 2002; Executive Vice
Trustee (since 1996)                              President and Chief Financial Officer of United Airlines from
                                                  March 1999 to September 2001; Senior Vice President-Finance from
                                                  March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                     Adjunct Professor of Law, Northwestern University, since
9534 W. Gull Lake Drive                           September 2004; Private Investor since March 2004 (formerly Chief
Richland, MI 49083-8530                           Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                              Corporation (consumer goods), from September 2003 to March 2004;
                                                  Executive Vice President-Corporate Development and
                                                  Administration, General Counsel and Secretary, Kellogg Company
                                                  (food manufacturer), from September 1999 to August 2003; Senior
                                                  Vice President, Secretary and General Counsel, Sara Lee
                                                  Corporation (branded, packaged, consumer-products manufacturer)
                                                  from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                         Private Investor since August 1987 (formerly Chairman and Chief
10701 Charleston Drive                            Executive Officer, U. S. Plywood Corporation (building products
Vero Beach, FL 32963                              manufacturer)). Oversees 120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                        Professor of Economics, University of Washington, since January
Department of Economics                           1976; Ford and Louisa Van Voorhis Professor of Political Economy,
University of Washington                          University of Washington, since September 1993 (formerly
Seattle, WA 98195                                 Director, Institute for Economic Research, University of
Trustee (since 1981)                              Washington from September 2001 to June 2003) Adjunct Professor of
                                                  Statistics, University of Washington, since September 1980;
                                                  Associate Editor, Journal of Money Credit and Banking, since
                                                  September 1993; consultant on econometric and statistical
                                                  matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                        Academic Vice President and Dean of Faculties since August 1999,
84 College Road                                   Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838                      Management from September 1977 to September 1999). Oversees
Trustee (since 1985)                              121(3),(4), Saucony, Inc. (athletic footwear)

PATRICK J. SIMPSON (age 60)                       Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                        Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                            1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                   Financial Analyst. Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                       Partner and Senior Advisor, Chicago Growth Partners (private equity
303 W. Madison                                    investing) since September 2004 (formerly Managing Director,William
Suite 2500                                        Blair Capital Partners (private equity investing) from September 1994
Chicago, IL 60606                                 to September 2004). Oversees 118, Anixter International (network
Trustee and Chairman of the Board(5)              support equipment distributor); Ventas, Inc. (real estate investment
(since 1996)                                      trust); Jones Lang LaSalle (real estate management services) and Ambac
                                                  Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                        Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                            Industry, IBM Corporation (computer and technology) from 1994 to
Hopkinton, NH 03229                               1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Trustee (since 1998)                              Group, Inc. (designer, importer and distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                     Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street #1500                      Officer, The Regence Group (regional health insurer); Chairman and
Portland, OR 97207                                Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Trustee (since 1991)                              Public Accountant, Arthur Young & Company). Oversees 118, Northwest
                                                  Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                      Partner, Park Avenue Equity Partners (private equity) since February
399 Park Avenue                                   1999 (formerly Partner, Development Capital LLC from November 1996 to
Suite 3204                                        February 1999). Oversees 120(3), Lee Enterprises (print media), WR
New York, NY 10022                                Hambrecht + Co. (financial service provider); First Health
Trustee (since 1994)                              (healthcare); Reader's Digest (publishing); OPENFIELD Solutions
                                                  (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

OFFICERS

CHRISTOPHER L. WILSON (age 47)                              Head of Mutual Funds of the Advisor since August 2004; President of
One Financial Center                                        the Columbia Funds since October 2004 (formerly President and Chief
Boston, MA 02111                                            Executive Officer, CDC IXIS Asset Management Services, Inc. from
President (since 2004)                                      September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                               Treasurer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                        since December 2000; Vice President of the Advisor since April 2003
Boston, MA 02111                                            (formerly President of the Columbia Funds from February 2004 to
Treasurer (since 2000)                                      October 2004; Chief Accounting Officer and Controller of the Liberty
                                                            Funds and of the Liberty All-Star Funds from February 1998 to October
                                                            2000); Treasurer of the Galaxy Funds since September 2002; (formerly
                                                            Treasurer from December 2002 to December 2004 and President from
                                                            February 2004 to December 2004 of Columbia Management Multi-Strategy
                                                            Hedge Fund, LLC; Vice President of Colonial Management Associates,
                                                            Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                                    Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                         Funds and of the Liberty All-Star Funds since August 2004 (formerly
New York, NY 10019                                          Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
Senior Vice President and Chief Compliance                  2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Officer (since 2004)                                        December 2000; Vice President and Counsel, Equitable Life Assurance
                                                            Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                                  Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                        All-Star Funds since October 2004 (formerly Controller of the Columbia
Boston, MA 02111                                            Funds and of the Liberty All-Star Funds from May 2004 to October 2004;
Chief Accounting Officer (since 2004)                       Assistant Treasurer from June, 2002 to May 2004; Vice President,
                                                            Product Strategy & Development of the Liberty Funds Group from
                                                            February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                            and of the Liberty All-Star Funds from August 1999 to February 2001;
                                                            Audit Manager, Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                                 Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                        since October 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                            Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                                     and Loomis Sayles Funds from February 2003 to September 2004;
                                                            Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                                            and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                                            February 2003; Tax Manager of PFPC Inc. from November 1996 to August
                                                            2000).

R. SCOTT HENDERSON (age 45)                                 Secretary of the Columbia Funds since December 2004 (formerly Of
One Financial Center                                        Counsel, Bingham McCutchen from April 2001 to September 2004;
Boston, MA 02111                                            Executive Director and General Counsel, Massachusetts Pension Reserves
Secretary (since 2004)                                      Investment Management Board from September 1997 to March 2001).

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                COLUMBIA TAX-EXEMPT INSURED FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

eDELIVERY

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA TAX-EXEMPT INSURED FUND ANNUAL REPORT, NOVEMBER 30, 2004    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20


[COLUMBIAFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                765-02/747T-1104 (01/05) 05/3940

[GRAPHIC]

COLUMBIA UTILITIES FUND

ANNUAL REPORT

NOVEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        10

   Statement of Operations                                                    11

   Statement of Changes in Net Assets                                         12

   Notes to Financial Statements                                              13

   Financial Highlights                                                       18

Report of Independent Registered Public Accounting Firm                       22

Unaudited Information                                                         23

Trustees and Officers                                                         24

Columbia Funds                                                                27

Important Information About This Report                                       29

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                         COLUMBIA UTILITIES FUND

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. Plans are underway to bring Nations Funds and Columbia Funds together in a single fund family that covers a wide range of markets, sectors, and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that affect you and your account. In this matter, your timely response will enable us to implement the changes in 2005.

The increased efficiencies we expect from a more stream-lined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We will also be reducing management fees for many funds as part of our agreement in principle with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                         COLUMBIA UTILITIES FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 11/30/04 (%)

   Electric utilities                        49.8
   Diversified telecommunication services    17.5
   Multi-utilities & unregulated power       16.8
   Media                                      4.8
   Wireless telecommunication services        2.4

TOP 10 HOLDINGS AS OF 11/30/04 (%)

   Verizon Communications, Inc.               6.6
   SBC Communications, Inc.                   5.7
   Exelon Corp.                               4.9
   Southern Co.                               4.7
   Cox Communications, Inc., Class A          4.6
   TXU Corp.                                  4.6
   PG&E Corp.                                 4.0
   BellSouth Corp.                            3.8
   Dominion Resources, Inc.                   3.7
   Consolidated Edison, Inc.                  3.3

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

[SIDENOTE]

SUMMARY

- For the 12-month period ended November 30, 2004, the fund's class A shares returned 27.05% without sales charge.

- Strong energy sector performance fueled double digit gains for the fund and its benchmarks, the S&P Utilities Index and the S&P Telecom Index.

- The fund trailed its utility benchmark by a small margin because it was more heavily invested in telecommunications stocks in an environment that was dominated by the energy sector. It performed in line with its telecommunications index, but gave up some performance because it took profits on some top performers, which raised its cash position.

[CHART]

CLASS A SHARES               27.05%
S&P UTILITIES INDEX          29.22%
S&P TELECOM INDEX            27.32%

                                    OBJECTIVE
                    Seeks current income and long-term growth

                                TOTAL NET ASSETS
                                 $410.9 million

PERFORMANCE INFORMATION

                                                         COLUMBIA UTILITIES FUND

VALUE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04

[CHART]

              CLASS A SHARES       CLASS A SHARES
           WITHOUT SALES CHARGE   WITH SALES CHARGE   S&P UTILITIES INDEX     S&P TELECOM INDEX
 12/1/1994           $   10,000          $    9,525            $   10,000            $   10,000
12/31/1994           $   10,027          $    9,551            $   10,059            $   10,094
 1/31/1995           $   10,682          $   10,174            $   10,716            $   10,604
 2/28/1995           $   10,744          $   10,233            $   10,791            $   10,681
 3/31/1995           $   10,660          $   10,154            $   10,611            $   10,745
 4/30/1995           $   10,880          $   10,363            $   10,945            $   11,025
 5/31/1995           $   11,371          $   10,831            $   11,733            $   10,962
 6/30/1995           $   11,409          $   10,867            $   11,619            $   11,305
 7/31/1995           $   11,482          $   10,936            $   11,604            $   11,744
 8/31/1995           $   11,749          $   11,191            $   11,552            $   12,293
 9/30/1995           $   12,400          $   11,811            $   12,299            $   13,310
10/31/1995           $   12,669          $   12,068            $   12,478            $   13,465
11/30/1995           $   12,895          $   12,282            $   12,617            $   13,787
12/31/1995           $   13,516          $   12,874            $   13,352            $   14,366
 1/31/1996           $   13,777          $   13,123            $   13,612            $   14,662
 2/29/1996           $   13,442          $   12,804            $   13,190            $   14,117
 3/31/1996           $   13,307          $   12,675            $   13,088            $   13,760
 4/30/1996           $   13,162          $   12,536            $   12,824            $   14,135
 5/31/1996           $   13,180          $   12,554            $   13,018            $   14,073
 6/30/1996           $   13,674          $   13,025            $   13,731            $   14,193
 7/31/1996           $   13,141          $   12,517            $   12,854            $   13,104
 8/31/1996           $   13,205          $   12,578            $   13,142            $   12,682
 9/30/1996           $   13,233          $   12,605            $   13,260            $   12,829
10/31/1996           $   13,772          $   13,118            $   13,922            $   13,144
11/30/1996           $   14,219          $   13,544            $   14,203            $   14,030
12/31/1996           $   14,332          $   13,651            $   14,109            $   14,521
 1/31/1997           $   14,631          $   13,936            $   14,184            $   14,913
 2/28/1997           $   14,886          $   14,179            $   14,082            $   15,517
 3/31/1997           $   14,329          $   13,648            $   13,625            $   14,299
 4/30/1997           $   14,442          $   13,756            $   13,395            $   14,802
 5/31/1997           $   14,936          $   14,227            $   13,989            $   15,649
 6/30/1997           $   15,375          $   14,645            $   14,411            $   16,105
 7/31/1997           $   15,595          $   14,854            $   14,725            $   16,275
 8/31/1997           $   15,240          $   14,516            $   14,447            $   15,563
 9/30/1997           $   16,038          $   15,276            $   15,062            $   16,998
10/31/1997           $   16,117          $   15,351            $   15,205            $   17,537
11/30/1997           $   17,530          $   16,697            $   16,349            $   19,905
12/31/1997           $   18,384          $   17,511            $   17,586            $   20,512
 1/31/1998           $   18,364          $   17,491            $   16,872            $   21,679
 2/28/1998           $   18,801          $   17,908            $   17,444            $   21,742
 3/31/1998           $   20,324          $   19,358            $   18,578            $   24,099
 4/30/1998           $   19,761          $   18,822            $   18,149            $   22,920
 5/31/1998           $   19,470          $   18,545            $   18,084            $   22,771
 6/30/1998           $   19,741          $   18,803            $   18,775            $   23,208
 7/31/1998           $   19,648          $   18,715            $   17,826            $   24,195
 8/31/1998           $   18,552          $   17,670            $   18,244            $   21,928
 9/30/1998           $   19,804          $   18,863            $   19,687            $   24,386
10/31/1998           $   20,374          $   19,406            $   19,311            $   26,273
11/30/1998           $   21,091          $   20,090            $   19,596            $   27,484
12/31/1998           $   22,469          $   21,401            $   20,196            $   31,255
 1/31/1999           $   22,195          $   21,140            $   19,311            $   33,890
 2/28/1999           $   21,662          $   20,633            $   18,574            $   33,006
 3/31/1999           $   21,255          $   20,245            $   18,280            $   32,309
 4/30/1999           $   23,014          $   21,921            $   19,843            $   33,598
 5/31/1999           $   23,542          $   22,423            $   21,095            $   34,250
 6/30/1999           $   24,008          $   22,867            $   20,357            $   36,617
 7/31/1999           $   23,758          $   22,629            $   20,107            $   35,833
 8/31/1999           $   22,967          $   21,876            $   20,312            $   32,372
 9/30/1999           $   22,799          $   21,716            $   19,335            $   33,945
10/31/1999           $   23,488          $   22,372            $   19,615            $   36,647
11/30/1999           $   23,864          $   22,730            $   18,160            $   38,102
12/31/1999           $   25,467          $   24,257            $   18,339            $   37,237
 1/31/2000           $   25,457          $   24,248            $   20,329            $   35,963
 2/29/2000           $   24,316          $   23,161            $   19,075            $   33,079
 3/31/2000           $   25,642          $   24,424            $   19,710            $   36,734
 4/30/2000           $   25,847          $   24,619            $   21,244            $   34,519
 5/31/2000           $   26,415          $   25,161            $   22,172            $   31,088
 6/30/2000           $   25,470          $   24,260            $   20,853            $   31,623
 7/31/2000           $   25,460          $   24,250            $   22,331            $   29,109
 8/31/2000           $   27,285          $   25,989            $   25,388            $   28,413
 9/30/2000           $   28,819          $   27,450            $   27,719            $   28,172
10/31/2000           $   29,392          $   27,996            $   26,652            $   28,870
11/30/2000           $   29,210          $   27,822            $   26,345            $   24,742
12/31/2000           $   30,159          $   28,727            $   28,824            $   22,785
 1/31/2001           $   29,589          $   28,184            $   26,023            $   26,132
 2/28/2001           $   29,474          $   28,074            $   26,970            $   23,785
 3/31/2001           $   28,769          $   27,403            $   26,789            $   22,603
 4/30/2001           $   29,572          $   28,167            $   28,348            $   23,561
 5/31/2001           $   29,557          $   28,153            $   27,444            $   23,187
 6/30/2001           $   28,239          $   26,898            $   25,257            $   22,183
 7/31/2001           $   28,886          $   27,513            $   24,092            $   23,192
 8/31/2001           $   28,582          $   27,225            $   23,437            $   21,040
 9/30/2001           $   27,405          $   26,103            $   20,723            $   22,245
10/31/2001           $   27,188          $   25,897            $   20,648            $   19,305
11/30/2001           $   27,088          $   25,801            $   19,540            $   19,652
12/31/2001           $   27,548          $   26,240            $   20,050            $   19,994
 1/31/2002           $   25,881          $   24,652            $   18,895            $   18,437
 2/28/2002           $   24,644          $   23,474            $   18,479            $   17,251
 3/31/2002           $   27,101          $   25,814            $   20,728            $   16,887
 4/30/2002           $   24,933          $   23,749            $   20,342            $   14,266
 5/31/2002           $   23,013          $   21,920            $   18,536            $   14,785
 6/30/2002           $   19,550          $   18,621            $   17,220            $   12,940
 7/31/2002           $   16,420          $   15,640            $   14,813            $   11,329
 8/31/2002           $   16,702          $   15,909            $   15,368            $   11,130
 9/30/2002           $   13,901          $   13,241            $   13,383            $    9,567
10/31/2002           $   15,009          $   14,296            $   13,140            $   12,719
11/30/2002           $   15,934          $   15,177            $   13,487            $   14,230
12/31/2002           $   15,805          $   15,054            $   14,035            $   13,172
 1/31/2003           $   15,214          $   14,491            $   13,605            $   12,329
 2/28/2003           $   14,234          $   13,558            $   12,960            $   11,302
 3/31/2003           $   14,570          $   13,878            $   13,596            $   11,271
 4/30/2003           $   15,421          $   14,688            $   14,772            $   12,390
 5/31/2003           $   16,935          $   16,131            $   16,314            $   13,220
 6/30/2003           $   17,242          $   16,423            $   16,498            $   13,708
 7/31/2003           $   16,317          $   15,542            $   15,421            $   12,966
 8/31/2003           $   16,642          $   15,852            $   15,717            $   12,966
 9/30/2003           $   16,912          $   16,108            $   16,416            $   12,436
10/31/2003           $   17,187          $   16,371            $   16,590            $   13,104
11/30/2003           $   17,153          $   16,338            $   16,607            $   12,939
12/31/2003           $   18,321          $   17,451            $   17,721            $   14,100
 1/31/2004           $   18,823          $   17,929            $   18,097            $   14,722
 2/29/2004           $   19,153          $   18,243            $   18,451            $   15,020
 3/31/2004           $   19,243          $   18,329            $   18,636            $   14,806
 4/30/2004           $   18,825          $   17,931            $   17,950            $   14,821
 5/31/2004           $   18,912          $   18,013            $   18,115            $   14,212
 6/30/2004           $   19,207          $   18,294            $   18,396            $   14,663
 7/31/2004           $   19,522          $   18,594            $   18,700            $   15,230
 8/31/2004           $   20,117          $   19,161            $   19,466            $   15,407
 9/30/2004           $   20,330          $   19,365            $   19,634            $   15,604
10/31/2004           $   21,052          $   20,052            $   20,592            $   15,846
11/30/2004           $   21,779          $   20,745            $   21,454            $   16,476

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. The Standard & Poor's (S&P) Telecom Index is an unmanaged market capitalization weighted index that tracks the performance of telecommunications companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/04 (%)

   SHARE CLASS                    A                   B                   C             Z
----------------------------------------------------------------------------------------------
   INCEPTION                   08/03/81            05/05/92            08/01/97      01/29/99
----------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------------
   1-year                   27.05    21.01      26.03    21.03      26.13    25.13     27.42
   5-year                   -1.80    -2.75      -2.55    -2.79      -2.52    -2.52     -1.60
   10-year                   8.09     7.57       7.29     7.29       7.30     7.30      8.23

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                   A                   B                  C                Z
----------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------------
   1-year                   20.22    14.51      19.33    14.33      19.31    18.31     20.56
   5-year                   -2.27    -3.21      -3.00    -3.24      -2.98    -2.98     -2.06
   10-year                   7.46     6.94       6.66     6.66       6.67     6.67      7.60

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have had substantially similar annual returns because class B and class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997. Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the period prior to the inception of the new class of shares would have been higher. Class A shares were initially offered on August 3, 1981, and class Z shares were initially offered on January 29, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04 ($)

   SALES CHARGE:     WITHOUT        WITH
--------------------------------------------
   Class A            21,779       20,745
   Class B            20,206       20,206
   Class C            20,221       20,221
   Class Z            22,064          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                         COLUMBIA UTILITIES FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

JUNE 1, 2004 - NOVEMBER 30, 2004

                 ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)    EXPENSE RATIO (%)
                ACTUAL     HYPOTHETICAL      ACTUAL   HYPOTHETICAL      ACTUAL    HYPOTHETICAL
   Class A     1,000.00      1,000.00       1,166.95    1,019.20         6.28         5.86              1.16
   Class B     1,000.00      1,000.00       1,162.30    1,015.45        10.32         9.62              1.91
   Class C     1,000.00      1,000.00       1,162.15    1,015.45        10.32         9.62              1.91
   Class Z     1,000.00      1,000.00       1,168.55    1,020.45         4.93         4.60              0.91

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                                         COLUMBIA UTILITIES FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began December 1, 2003 and ended November 30, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 12.86% during this 12-month reporting period. Concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors throughout most of 2004. However, November was the best month of the calendar year for the stock market, as stocks rebounded after the election was settled. Small and mid-cap stocks led the market throughout the period, and value stocks led growth stocks by a margin of more than two-to-one. Energy and utilities were the best-performing sectors.

BONDS DELIVER RESPECTABLE GAINS

The US bond market delivered respectable gains, despite bouts of interest rate volatility. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. Bond prices picked back up as investors grew cautious about the stock market, higher energy prices and disappointing economic data. When the stock market rebounded after the election, bonds fell. In November, the yield on the 10-year Treasury note, a bellwether for the bond market, rose sharply, but it ended the period at 4.3%--very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 4.44% for the 12-month period. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 11.67%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.0% in four equal steps during the period.(1) The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

(1)  The federal funds rate was raised to 2.25% on December 14, 2004.

[SIDENOTE]

SUMMARY

FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004

- Stocks outperformed bonds, as measured by the S&P 500 Index. Value stocks, as measured by the Russell 3000 Value Index, were the period's strongest performers.

[CHART]

S&P 500 INDEX                12.86%
RUSSELL 3000 VALUE INDEX     20.00%

- Despite interest rate volatility, bonds chalked up respectable gains as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

[CHART]

MERRILL LYNCH INDEX          11.67%
LEHMAN INDEX                  4.44%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGER'S REPORT

                                                         COLUMBIA UTILITIES FUND

For the 12-month period ended November 30, 2004, Columbia Utilities Fund class A shares returned 27.05% without sales charge. That was slightly less than the S&P Utilities Index and the S&P Telecom Index, which returned 29.22% and 27.32%, respectively, for the same period. The fund's return reflected the overall strength of the energy utility sector. However, a relatively heavy weight in the telecommunications sector--which underperformed utilities--and management's decision to trim the fund's position in winning stocks hurt relative performance during the year.

ENERGY UTILITIES DROVE STRONG ABSOLUTE PERFORMANCE

The convergence of several trends contributed to the fund's strong performance: lower federal income taxes on dividends, low interest rates and the utility industry's shareholder-friendly use of capital. An overweight allocation to TXU Corp., a Texas-based electric utility, was particularly beneficial to the fund. TXU Corp. was one of the best performers in the energy sector. Its shares gained more than 100% for the 12-month reporting period. The fund's relatively light exposure to the merchant energy segment of the sector also helped performance.

The fund trailed its utility benchmark primarily because we trimmed positions in some of the fund's winners in the sector--including TXU Corp. and PG&E Corp., a California-based gas and electric utility. As a result, we missed some of the strong performance these stocks delivered. However, we believe our decisions were prudent from a risk/reward standpoint. The fund also missed out on gains from Allegheny Energy because its weight in the portfolio was lower than the benchmark.

PUTTING CASH TO WORK IN TELECOMMUNICATIONS SECTOR

As a result of these sales, together with the recent acquisition of AT&T Wireless--in which shareholders received cash for stock--the fund accumulated a sizable cash position (about 7% of net assets as of 11/30/04). While this cash has dampened performance in the short-run, we are working to put it to work, primarily in the telecommunications sector.

While we continue to adhere closely to our benchmark split of 80% utility stocks and 20% telecommunications issues, we have begun to find more attractive values in the telecommunications area. Telecommunications has lagged the overall utilities sector and prices of many telecommunications stocks have stagnated in the past two years. Compared to the utilities sector, where stock prices already reflect lower taxes on dividends and other positive trends, we believe that telecommunications offers better return potential going forward.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 11/30/04 ($)

   Class A                       12.38
   Class B                       12.36
   Class C                       12.37
   Class Z                       12.36

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 11/30/04 ($)

   Class A                        0.25
   Class B                        0.17
   Class C                        0.17
   Class Z                        0.28

HOLDINGS DISCUSSED IN THIS REPORT AS OF 11/30/04 (%)

   TXU Corp.                      4.6
   PG&E Corp.                     4.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Business prospects in the telecommunications sector also appear to be more compelling. Specifically, the wireless side of the sector is in the process of completing heavy capital expenditure programs. As a result, we believe that cash flow at many wireless companies has the potential to improve. While competition in the industry continues to dampen prospects for some, we believe its effect will be less significant going forward.

SEEKING VALUE IN DIVIDEND-PAYING COMPANIES WITH POSITIVE PROSPECTS

We continue to focus on utility companies and telecommunications companies that show the potential to increase earnings and dividends over the next five to ten years. We believe that owning stock in such companies may help offset the potentially negative effect of rising interest rates on the portfolio. We also continue to align the fund's industry weightings to those of its benchmarks in an effort to control relative volatility.

[PHOTO OF EDWARD PAIK]

Edward Paik has managed or co-managed Columbia Utilities Fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since March 2000.

/s/ Edward Paik

An investment in Columbia Utilities Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations that could occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The value of your investments may be affected by fluctuations in utility stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments.

[SIDENOTE]

WHILE WE CONTINUE TO ADHERE CLOSELY TO OUR BENCHMARK SPLIT OF 80% UTILITY STOCKS AND 20% TELECOMMUNICATIONS ISSUES, WE HAVE BEGUN TO FIND MORE ATTRACTIVE VALUES IN THE TELECOMMUNICATIONS AREA.

INVESTMENT PORTFOLIO

NOVEMBER 30, 2004                                        COLUMBIA UTILITIES FUND

                                                                                                        SHARES        VALUE ($)
----------------------------------------------    -----------------------------------------------------------------------------
COMMON STOCKS - 91.9%
UTILITIES - 91.9%

DIVERSIFIED TELECOMMUNICATION SERVICES - 17.5%    ALLTEL Corp.                                             100            5,669
                                                  AT&T Corp.                                               100            1,830
                                                  BellSouth Corp.                                      585,850       15,712,497
                                                  CenturyTel, Inc.                                      30,000          987,600
                                                  Qwest Communications
                                                    International, Inc. (a)                            420,800        1,683,200
                                                  SBC Communications, Inc.                             931,900       23,455,923
                                                  Sprint Corp.                                         127,500        2,908,275
                                                  Verizon Communications, Inc.                         653,700       26,952,051
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total       71,707,045

                    ELECTRIC UTILITIES - 48.7%    Ameren Corp.                                         142,900        6,919,218
                                                  American Electric Power Co., Inc.                    293,520       10,029,578
                                                  CenterPoint Energy, Inc.                             202,500        2,259,900
                                                  Cinergy Corp.                                        152,900        6,328,531
                                                  Consolidated Edison, Inc.                            307,500       13,483,875
                                                  DTE Energy Co.                                           100            4,388
                                                  Edison International                                 357,700       11,410,630
                                                  Entergy Corp.                                        150,800        9,774,856
                                                  Exelon Corp.                                         480,000       20,020,800
                                                  FirstEnergy Corp.                                    312,500       13,196,875
                                                  FPL Group, Inc.                                      187,800       13,207,974
                                                  PG&E Corp. (a)                                       500,000       16,630,000
                                                  Pinnacle West Capital Corp.                          100,200        4,428,840
                                                  PPL Corp.                                            141,700        7,361,315
                                                  Progress Energy, Inc.                                208,564        9,158,045
                                                  Southern Co.                                         589,100       19,316,589
                                                  TECO Energy, Inc.                                    203,200        3,039,872
                                                  TXU Corp.                                            298,900       18,776,898
                                                  Unisource Energy Corp.                               375,000        9,146,250
                                                  Xcel Energy, Inc.                                    306,610        5,537,377
                                                                                      Electric Utilities Total      200,031,811

                          GAS UTILITIES - 1.7%    AGL Resources, Inc.                                   35,000        1,161,650
                                                  KeySpan Corp.                                            100            3,952
                                                  Nicor, Inc.                                              100            3,690
                                                  NiSource, Inc.                                       269,500        5,872,405
                                                  Peoples Energy Corp.                                     100            4,462
                                                                                           Gas Utilities Total        7,046,159

                                  MEDIA - 4.8%    Cox Communications, Inc.,
                                                    Class A (a)                                        550,000       19,068,500
                                                  EchoStar Communications Corp.,
                                                    Class A (a)                                         22,800          747,612
                                                                                                   Media Total       19,816,112

   MULTI-UTILITIES & UNREGULATED POWER - 16.8%    AES Corp. (a)                                        320,200        3,919,248
                                                  Calpine Corp. (a)                                  1,833,100        7,112,428
                                                  CMS Energy Corp. (a)                                 168,300        1,716,660
                                                  Constellation Energy Group                           215,800        9,430,460
                                                  Dominion Resources, Inc.                             229,160       15,003,105
                                                  Duke Energy Corp.                                    396,700       10,028,576
                                                  Dynegy, Inc., Class A (a)                            147,100          831,115
                                                  Public Service Enterprise
                                                    Group, Inc.                                        300,000       13,197,000
                                                  Sempra Energy                                        215,300        7,961,794
                                                                                             Multi-Utilities &
                                                                                       Unregulated Power Total       69,200,386

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
----------------------------------------------    -----------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES - (CONTINUED)

    WIRELESS TELECOMMUNICATION SERVICES - 2.4%    Centennial Communications
                                                    Corp. (a)                                          749,500        4,954,195
                                                  Nextel Communications, Inc.,
                                                    Class A (a)                                        177,200        5,043,112
                                                                                                      Wireless
                                                                                             Telecommunication
                                                                                                Services Total        9,997,307
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL      377,798,820

                                                  TOTAL COMMON STOCKS
                                                  (COST OF $330,530,434)                                            377,798,820

PREFERRED STOCKS - 0.6%
UTILITIES - 0.6%

                     ELECTRIC UTILITIES - 0.6%    Entergy Arkansas, Inc., 7.880%                         4,400          447,700
                                                  Entergy Gulf States, Inc.,
                                                    7.560%                                              10,000        1,010,000
                                                  Northern Indiana Public
                                                     Service Co., 7.440%                                 9,000          875,250
                                                                                      Electric Utilities Total        2,332,950
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        2,332,950

                                                  TOTAL PREFERRED STOCKS
                                                  (COST OF $2,324,562)                                                2,332,950

ADJUSTABLE RATE PREFERRED STOCKS (b) - 0.5%
UTILITIES - 0.5%

                     ELECTRIC UTILITIES - 0.5%    Cleveland Electric Illuminating
                                                    Co., Series L, 7.000%                               15,000        1,571,250
                                                  Entergy Gulf States Inc.,
                                                    Series A, 7.000%                                     5,245          525,320
                                                                                      Electric Utilities Total        2,096,570
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        2,096,570

                                                  TOTAL ADJUSTABLE RATE
                                                  PREFERRED STOCKS
                                                  (COST OF $1,954,638)                                                 2,096,570

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)       VALUE ($)
----------------------------------------------    -----------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 7.0%

                                                  Repurchase agreement with State
                                                  Street Bank & Trust Co., dated
                                                  11/30/04, due 12/01/04 at 1.870%
                                                  collateralized by a U.S. Treasury
                                                  Note maturing 01/31/05, market
                                                  value of $29,220,375 (repurchase
                                                  proceeds $28,647,488)                             28,646,000       28,646,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $28,646,000)                                              28,646,000

                                                  TOTAL INVESTMENTS - 100.0%
                                                  (COST OF $363,455,634) (c)                                        410,874,340

                                                  OTHER ASSETS & LIABILITIES,
                                                    NET - 0.0%                                                           62,498

                                                  NET ASSETS - 100.0%                                               410,936,838

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Adjustable rate preferred stocks. The interest rates shown reflect the rates as of November 30, 2004.
(c)  Cost for federal income tax purposes is $365,358,029.

At November 30, 2004, the Fund held investments in the following sectors:

  SECTOR                                                         % OF NET ASSETS
  ------------------------------------------------------------------------------
  Utilities                                                            93.0%
  Short-Term Obligation                                                 7.0
                                                                      -----
                                                                      100.0%
                                                                      =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2004                                        COLUMBIA UTILITIES FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                   363,455,634
                                                                                                              -----------------
                                             Investments, at value                                                  410,874,340
                                             Cash                                                                           795
                                             Receivable for:
                                               Investments sold                                                       4,680,379
                                               Fund shares sold                                                          42,037
                                               Interest                                                                   1,488
                                               Dividends                                                              1,387,201
                                             Deferred Trustees' compensation plan                                        31,507
                                                                                                              -----------------
                                                 Total Assets                                                       417,017,747

                             LIABILITIES     Payable for:
                                               Investments purchased                                                  4,481,044
                                               Fund shares repurchased                                                  983,748
                                               Investment advisory fee                                                  220,340
                                               Transfer agent fee                                                       131,544
                                               Pricing and bookkeeping fees                                               9,989
                                               Trustees' fees                                                               564
                                               Custody fee                                                                1,731
                                               Distribution and service fees                                            118,297
                                             Deferred Trustees' fees                                                    31,507
                                             Other liabilities                                                         102,145
                                                                                                              -----------------
                                                 Total Liabilities                                                    6,080,909

                                                                                                 NET ASSETS         410,936,838

               COMPOSITION OF NET ASSETS     Paid-in capital                                                        674,505,665
                                             Undistributed net investment income                                      1,525,168
                                             Accumulated net realized loss                                         (312,512,701)
                                             Net unrealized appreciation on investments                              47,418,706
                                                                                                              -----------------
                                                                                                 NET ASSETS         410,936,838

                                 CLASS A     Net assets                                                             316,808,820
                                             Shares outstanding                                                      25,594,182
                                             Net asset value per share                                                    12.38(a)
                                             Maximum offering price per share ($12.38/0.9525)                             13.00(b)

                                 CLASS B     Net assets                                                              57,473,326
                                             Shares outstanding                                                       4,648,237
                                             Net asset value and offering price per share                                 12.36(a)

                                 CLASS C     Net assets                                                               6,673,946
                                             Shares outstanding                                                         539,371
                                             Net asset value and offering price per share                                 12.37(a)

                                 CLASS Z     Net assets                                                              29,980,746
                                             Shares outstanding                                                       2,425,580
                                             Net asset value, offering and redemption
                                               price per share                                                            12.36

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2004                     COLUMBIA UTILITIES FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                               13,947,128
                                             Interest                                                                   373,890
                                                                                                              -----------------
                                               Total Investment Income                                               14,321,018

                                EXPENSES     Investment advisory fee                                                  2,629,931
                                             Distribution fee:
                                               Class B                                                                  461,012
                                               Class C                                                                   49,199
                                             Service fee:
                                               Class A                                                                  772,061
                                               Class B                                                                  153,671
                                               Class C                                                                   16,400
                                             Transfer agent fee                                                       1,004,699
                                             Pricing and bookkeeping fees                                               113,862
                                             Trustees' fees                                                              22,468
                                             Custody fee                                                                 12,404
                                             Non-recurring costs (See Note 7)                                            19,188
                                             Other expenses                                                             252,433
                                                                                                              -----------------
                                               Total Expenses                                                          5,507,328
                                             Non-recurring costs assumed by Investment
                                               Advisor (See Note 7)                                                     (19,188)
                                             Custody earnings credit                                                       (679)
                                                                                                              -----------------
                                               Net Expenses                                                           5,487,461
                                                                                                              -----------------
                                             Net Investment Income                                                    8,833,557

     NET REALIZED AND UNREALIZED GAIN ON
                             INVESTMENTS     Net realized gain on investments                                        27,350,598
                                             Net change in unrealized
                                               appreciation/depreciation on investments                              60,463,177
                                                                                                              -----------------
                                             Net Gain                                                                87,813,775
                                                                                                              -----------------
                                             Net Increase in Net Assets
                                               from Operations                                                       96,647,332

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                         COLUMBIA UTILITIES FUND

                                           YEAR ENDED NOVEMBER 30,                                    2004 ($)          2003 ($)
----------------------------------------   -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                              OPERATIONS   Net investment income                                     8,833,557         9,877,445
                                           Net realized gain (loss) on investments                  27,350,598      (119,702,503)
                                           Net change in unrealized appreciation/
                                             depreciation on investments                            60,463,177       137,810,244
                                                                                               ---------------------------------
                                           Net Increase from Operations                             96,647,332        27,985,186

  DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                             Class A                                                (7,026,244)       (6,707,426)
                                             Class B                                                  (957,962)       (1,094,863)
                                             Class C                                                  (101,604)         (100,615)
                                             Class Z                                                  (695,843)         (625,425)
                                                                                               ---------------------------------
                                           Total Distributions Declared to Shareholders             (8,781,653)       (8,528,329)

                      SHARE TRANSACTIONS   Class A:
                                             Subscriptions                                          15,451,647        25,292,663
                                             Distributions reinvested                                5,404,348         5,042,065
                                             Redemptions                                           (75,498,972)      (86,989,555)
                                                                                               ---------------------------------
                                               Net Decrease                                        (54,642,977)      (56,654,827)
                                           Class B:
                                             Subscriptions                                           3,184,483         7,745,715
                                             Distributions reinvested                                  719,310           800,194
                                             Redemptions                                           (27,336,899)      (31,123,627)
                                                                                               ---------------------------------
                                               Net Decrease                                        (23,433,106)      (22,577,718)
                                           Class C:
                                             Subscriptions                                             469,015         1,145,695
                                             Distributions reinvested                                   63,779            57,498
                                             Redemptions                                            (2,001,872)       (2,300,615)
                                                                                               ---------------------------------
                                               Net Decrease                                         (1,469,078)       (1,097,422)
                                           Class Z:
                                             Subscriptions                                           1,110,251         1,124,555
                                             Distributions reinvested                                  624,597           559,941
                                             Redemptions                                            (4,010,523)       (5,388,836)
                                                                                               ---------------------------------
                                               Net Decrease                                         (2,275,675)       (3,704,340)
                                           Net Decrease from Share
                                             Transactions                                          (81,820,836)      (84,034,307)
                                                                                               ---------------------------------
                                               Total Increase (Decrease) in Net Assets               6,044,843       (64,577,450)

                              NET ASSETS   Beginning of period                                     404,891,995       469,469,445
                                           End of period                                           410,936,838       404,891,995
                                           Undistributed net investment income at
                                             end of period                                           1,525,168         1,473,264

                       CHANGES IN SHARES   Class A:
                                             Subscriptions                                           1,402,638         2,674,834
                                             Issued for distributions reinvested                       496,697           539,384
                                             Redemptions                                            (6,847,100)       (9,289,273)
                                                                                               ---------------------------------
                                               Net Decrease                                         (4,947,765)       (6,075,055)
                                           Class B:
                                             Subscriptions                                             288,769           821,329
                                             Issued for distributions reinvested                        66,208            86,108
                                             Redemptions                                            (2,488,843)       (3,328,583)
                                                                                               ---------------------------------
                                               Net Decrease                                         (2,133,866)       (2,421,146)
                                           Class C:
                                             Subscriptions                                              42,340           120,779
                                             Issued for distributions reinvested                         5,851             6,154
                                             Redemptions                                              (182,482)         (245,714)
                                                                                               ---------------------------------
                                               Net Decrease                                           (134,291)         (118,781)
                                           Class Z:
                                             Subscriptions                                              97,780           116,172
                                             Issued for distributions reinvested                        57,472            59,946
                                             Redemptions                                              (365,818)         (565,009)
                                                                                               ---------------------------------
                                               Net Decrease                                           (210,566)         (388,891)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004                                        COLUMBIA UTILITIES FUND

NOTE 1. ORGANIZATION

Columbia Utilities Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks current income and long-term growth.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for permanently lost capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

     UNDISTRIBUTED               ACCUMULATED
    NET INVESTMENT               NET REALIZED             PAID-IN
       INCOME                        LOSS                 CAPITAL
---------------------------------------------------------------------
        $  --                    $  3,711,463           $  (3,711,463)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                                      2004          2003
------------------------------------------------------------
Distributions paid from:
  Ordinary income               $   8,781,653   $  8,528,329
  Long-term capital gains                  --             --

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED          UNDISTRIBUTED
      ORDINARY               LONG-TERM           NET UNREALIZED
      INCOME               CAPITAL GAINS          APPRECIATION*
---------------------------------------------------------------
    $   1,572,191           $         --          $  45,516,311

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                    $   63,583,787
    Unrealized depreciation                       (18,067,476)
                                               --------------
      Net unrealized appreciation              $   45,516,311

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                CAPITAL LOSS
           EXPIRATION               CARRYFORWARD
-------------------------------------------------
              2009                $     6,330,550
              2010                    185,315,588
              2011                    117,698,057
              2012                      1,266,110
                                  ---------------
                                  $   310,610,305

Of the capital loss carryforwards attributable to the Fund, $6,330,550 (expiring 11/30/09) remain from the Galaxy II Utilities Index Fund's merger with the Fund.

Capital loss carryforwards of $28,134,893 were utilized and $3,711,463 expired during the year ended November 30, 2004 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

    AVERAGE DAILY NET ASSES         ANNUAL FEE RATE
    -----------------------------------------------
    First $1 billion                     0.65%
    Over  $1 billion                     0.60%

For the year ended November 30, 2004, the Fund's effective investment advisory fee rate was 0.65%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended November 30, 2004, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended November 30, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.25%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended November 30, 2004, the Distributor has retained net underwriting discounts of $7,936 on sales of the Fund's Class A shares and received CDSC fees of $362, $187,316 and $659 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Fund paid $1,952 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $116,192,933 and $188,612,552, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended November 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended November 30, 2004, Columbia has assumed $19,188 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                         COLUMBIA UTILITIES FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      9.97     $      9.46     $     18.75     $     25.49     $     22.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.25            0.23            0.26            0.29            0.50
Net realized and unrealized gain (loss)
on investments and foreign currency                       2.41            0.48           (7.04)          (1.74)           4.23
                                                   -----------     -----------     -----------     -----------     -----------
Total from Investment Operations                          2.66            0.71           (6.78)          (1.45)           4.73

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.25)          (0.20)          (0.30)          (0.38)          (0.42)
From net realized gains                                     --              --           (2.21)          (4.91)          (1.67)
                                                   -----------     -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                                          (0.25)          (0.20)          (2.51)          (5.29)          (2.09)

NET ASSET VALUE, END OF PERIOD                     $     12.38     $      9.97     $      9.46     $     18.75     $     25.49
Total return (b)                                         27.05%           7.65%         (41.18)%         (7.25)%         22.37%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (c)                                    1.25%           1.41%           1.30%           1.19%           1.15%
Interest expense                                            --              --%(d)          --%(d)          --              --
Expenses (c)                                              1.25%           1.41%           1.30%           1.19%           1.15%
Net investment income (c)                                 2.29%           2.45%           2.03%           1.44%           2.13%
Portfolio turnover rate                                     31%             75%             61%             60%            102%
Net assets, end of period (000's)                  $   316,809     $   304,413     $   346,352     $   680,675     $   449,081

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d) Rounds to less than 0.01%.


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      9.96     $      9.46     $     18.73     $     25.45     $     22.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.17            0.16            0.17            0.14            0.33
Net realized and unrealized gain (loss)
on investments and foreign currency                       2.40            0.48           (7.05)          (1.73)           4.22
                                                   -----------     -----------     -----------     -----------     -----------
Total from Investment Operations                          2.57            0.64           (6.88)          (1.59)           4.55

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.17)          (0.14)          (0.18)          (0.22)          (0.25)
From net realized gains                                     --              --           (2.21)          (4.91)          (1.67)
                                                   -----------     -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                                          (0.17)          (0.14)          (2.39)          (5.13)          (1.92)

NET ASSET VALUE, END OF PERIOD                     $     12.36     $      9.96     $      9.46     $     18.73     $     25.45
Total return (b)                                         26.03%           6.84%         (41.63)%         (7.90)%         21.43%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (c)                                    2.00%           2.16%           2.05%           1.94%           1.90%
Interest expense                                            --              --%(d)          --%(d)          --              --
Expenses (c)                                              2.00%           2.16%           2.05%           1.94%           1.90%
Net investment income (c)                                 1.54%           1.70%           1.28%           0.69%           1.38%
Portfolio turnover rate                                     31%             75%             61%             60%            102%
Net assets, end of period (000's)                  $    57,473     $    67,530     $    87,051     $   265,004     $   691,943

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      9.96     $      9.47     $     18.74     $     25.44     $     22.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.17            0.16            0.17            0.14            0.33
Net realized and unrealized gain (loss)
on investments and foreign currency                       2.41            0.47           (7.05)          (1.71)           4.22
                                                   -----------     -----------     -----------     -----------     -----------
Total from Investment Operations                          2.58            0.63           (6.88)          (1.57)           4.55

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.17)          (0.14)          (0.18)          (0.22)          (0.25)
From net realized gains                                     --              --           (2.21)          (4.91)          (1.67)
                                                   -----------     -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                                          (0.17)          (0.14)          (2.39)          (5.13)          (1.92)

NET ASSET VALUE, END OF PERIOD                     $     12.37     $      9.96     $      9.47     $     18.74     $     25.44
Total return (b)                                         26.13%           6.73%         (41.61)%         (7.81)%         21.44%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (c)                                    2.00%           2.16%           2.05%           1.94%           1.90%
Interest expense                                            --              --%(d)          --%(d)          --              --
Expenses (c)                                              2.00%           2.16%           2.05%           1.94%           1.90%
Net investment income (c)                                 1.54%           1.70%           1.28%           0.69%           1.38%
Portfolio turnover rate                                     31%             75%             61%             60%            102%
Net assets, end of period (000's)                  $     6,674     $     6,712     $     7,501     $    11,558     $     7,185

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                               YEAR ENDED NOVEMBER 30,
CLASS Z SHARES                                            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      9.95     $      9.44     $     18.74     $     25.49     $     22.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.28            0.25            0.28            0.36            0.56
Net realized and unrealized gain (loss)
on investments and foreign currency                       2.41            0.48           (7.03)          (1.77)           4.21
                                                   -----------     -----------     -----------     -----------     -----------
Total from Investment Operations                          2.69            0.73           (6.75)          (1.41)           4.77

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.28)          (0.22)          (0.34)          (0.43)          (0.48)
From net realized gains                                     --              --           (2.21)          (4.91)          (1.67)
                                                   -----------     -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                                          (0.28)          (0.22)          (2.55)          (5.34)          (2.15)

NET ASSET VALUE, END OF PERIOD                     $     12.36     $      9.95     $      9.44     $     18.74     $     25.49
Total return (b)                                         27.42%           7.90%         (41.09)%         (7.06)%         22.57%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (c)                                    1.00%           1.16%           1.05%           0.94%           0.90%
Interest expense                                            --              --%(d)          --%(d)          --              --
Expenses (c)                                              1.00%           1.16%           1.05%           0.94%           0.90%
Net investment income (c)                                 2.54%           2.70%           2.28%           1.69%           2.38%
Portfolio turnover rate                                     31%             75%             61%             60%            102%
Net assets, end of period (000's)                  $    29,981     $    26,237     $    28,565     $        32     $       321

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d) Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                         COLUMBIA UTILITIES FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST IV AND THE SHAREHOLDERS OF COLUMBIA UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Utilities Fund (the "Fund") (a series of Columbia Funds Trust IV) at November 30, 2004 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Over sight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

UNAUDITED INFORMATION

                                                         COLUMBIA UTILITIES FUND

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended November 30, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period December 1, 2003 to November 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

TRUSTEES AND OFFICERS

                                                         COLUMBIA UTILITIES FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)     COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                       Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                   December 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                                September 2001 to December 2002; Executive Vice President and Chief Financial
Trustee (since 1996)                             Officer of United Airlines from March 1999 to September 2001; Senior Vice
                                                 President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                    Adjunct Professor of Law, Northwestern University, since September 2004;
9534 W. Gull Lake Drive                          Private Investor since March 2004 (formerly Chief Administrative Officer and
Richland, MI 49083-8530                          Senior Vice President, Kmart Holding Corporation (consumer goods), from
Trustee (since 1996)                             September 2003 to March 2004; Executive Vice President-Corporate Development
                                                 and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President,
                                                 Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999).
                                                 Oversees 118, None

RICHARD W. LOWRY (age 68)                        Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                           Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                             Oversees 120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                       Professor of Economics, University of Washington, since January 1976; Ford
Department of Economics                          and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                         Washington, since September 1993 (formerly Director, Institute for Economic
Seattle, WA 98195                                Research, University of Washington from September 2001 to June 2003) Adjunct
Trustee (since 1981)                             Professor of Statistics, University of Washington, since September 1980;
                                                 Associate Editor, Journal of Money Credit and Banking, since September 1993;
                                                 consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                       Academic Vice President and Dean of Faculties since August 1999, Boston
84 College Road                                  College (formerly Dean, Boston College School of Management from September
Chestnut Hill, MA 02467-3838                     1977 to September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic
Trustee (since 1985)                             footwear)

PATRICK J. SIMPSON (age 60)                      Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)     COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                           1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                  Analyst. Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                      Partner and Senior Advisor, Chicago Growth Partners (private equity
303 W. Madison                                   investing) since September 2004 (formerly Managing Director, William Blair
Suite 2500                                       Capital Partners (private equity investing) from September 1994 to
Chicago, IL 60606                                September 2004). Oversees 118, Anixter International (network support
Trustee and Chairman of the Board(5)             equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                     Lang LaSalle (real estate management services) and Ambac Financial Group
                                                 (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                       Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                           IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                              119(4), Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                             importer and distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer,
100 S.W. Market Street #1500                     The Regence Group (regional health insurer); Chairman and Chief Executive
Portland, OR 97207                               Officer, BlueCross BlueShield of Oregon; Certified Public Accountant,
Trustee (since 1991)                             Arthur Young & Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                     Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                  (formerly Partner, Development Capital LLC from November 1996 to February
Suite 3204                                       1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                               (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                             (publishing); OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                         Head of Mutual Funds of the Advisor since August 2004; President of the
One Financial Center                                   Columbia Funds since October 2004 (formerly President and Chief
Boston, MA 02111                                       Executive Officer, CDC IXIS Asset Management Services, Inc. from
President (since 2004)                                 September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                          Treasurer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                   since December 2000; Vice President of the Advisor since April 2003
Boston, MA 02111                                       (formerly President of the Columbia Funds from February 2004 to
Treasurer (since 2000)                                 October 2004; Chief Accounting Officer and Controller of the Liberty
                                                       Funds and of the Liberty All-Star Funds from February 1998 to October
                                                       2000); Treasurer of the Galaxy Funds since September 2002; (formerly
                                                       Treasurer from December 2002 to December 2004 and President from
                                                       February 2004 to December 2004 of Columbia Management Multi-Strategy
                                                       Hedge Fund, LLC; Vice President of Colonial Management Associates,
                                                       Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                               Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                    Funds and of the Liberty All-Star Funds since August 2004 (formerly
New York, NY 10019                                     Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
Senior Vice President and Chief Compliance             2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Officer (since 2004)                                   December 2000; Vice President and Counsel, Equitable Life Assurance
                                                       Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                             Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                   All-Star Funds since October 2004 (formerly Controller of the Columbia
Boston, MA 02111                                       Funds and of the Liberty All-Star Funds from May 2004 to October 2004;
Chief Accounting Officer (since 2004)                  Assistant Treasurer from June, 2002 to May 2004; Vice President,
                                                       Product Strategy & Development of the Liberty Funds Group from
                                                       February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                       and of the Liberty All-Star Funds from August 1999 to February 2001;
                                                       Audit Manager, Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                            Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                   since October 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                       Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                                and Loomis Sayles Funds from February 2003 to September 2004;
                                                       Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                                       and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                                       February 2003; Tax Manager of PFPC Inc. from November 1996 to August
                                                       2000).

R. SCOTT HENDERSON (age 45)                            Secretary of the Columbia Funds since December 2004 (formerly Of
One Financial Center                                   Counsel, Bingham McCutchen from April 2001 to September 2004; Executive
Boston, MA 02111                                       Director and General Counsel, Massachusetts Pension Reserves Investment
Secretary (since 2004)                                 Management Board from September 1997 to March 2001).

COLUMBIA FUNDS
                                                         COLUMBIA UTILITIES FUND

               LARGE GROWTH     Columbia Common Stock*
                                Columbia Growth*
                                Columbia Growth Stock
                                Columbia Large Cap Growth
                                Columbia Tax-Managed Growth
                                Columbia Tax-Managed Growth II
                                Columbia Young Investor

                LARGE VALUE     Columbia Disciplined Value
                                Columbia Growth & Income
                                Columbia Large Cap Core
                                Columbia Tax-Managed Value

              MIDCAP GROWTH     Columbia Acorn Select
                                Columbia Mid Cap Growth

               MIDCAP VALUE     Columbia Dividend Income
                                Columbia Mid Cap
                                Columbia Strategic Investor

               SMALL GROWTH     Columbia Acorn
                                Columbia Acorn USA
                                Columbia Small Company Equity

                SMALL VALUE     Columbia Small Cap
                                Columbia Small Cap Value

                   BALANCED     Columbia Asset Allocation
                                Columbia Balanced
                                Columbia Liberty Fund

                  SPECIALTY     Columbia Real Estate Equity
                                Columbia Technology
                                Columbia Utilities

       TAXABLE FIXED-INCOME     Columbia Contrarian Income*
                                Columbia Corporate Bond*
                                Columbia Federal Securities
                                Columbia Fixed Income Securities
                                Columbia High Yield
                                Columbia High Yield Opportunity
                                Columbia Income
                                Columbia Intermediate Bond
                                Columbia Intermediate Government Income
                                Columbia Quality Plus Bond
                                Columbia Short Term Bond
                                Columbia Strategic Income

                 TAX EXEMPT     Columbia High Yield Municipal
                                Columbia Intermediate Tax-Exempt Bond
                                Columbia Managed Municipals
                                Columbia National Municipal Bond
                                Columbia Tax-Exempt
                                Columbia Tax-Exempt Insured

    SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                                Columbia Connecticut Intermediate Municipal Bond
                                Columbia Connecticut Tax-Exempt
                                Columbia Florida Intermediate Municipal Bond
                                Columbia Massachusetts Intermediate Municipal Bond
                                Columbia Massachusetts Tax-Exempt
                                Columbia New Jersey Intermediate Municipal Bond
                                Columbia New York Intermediate Municipal Bond
                                Columbia New York Tax-Exempt
                                Columbia Oregon Municipal Bond
                                Columbia Pennsylvania Intermediate Municipal Bond
                                Columbia Rhode Island Intermediate Municipal Bond

               MONEY MARKET     Columbia Money Market
                                Columbia Municipal Money Market

       INTERNATIONAL/GLOBAL     Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Equity
                                Columbia International Equity*
                                Columbia International Stock
                                Columbia Newport Greater China
                                Columbia Newport Tiger

                      INDEX     Columbia Large Company Index
                                Columbia Small Company Index
                                Columbia U.S. Treasury Index

* The fund was closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                         COLUMBIA UTILITIES FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346.Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

eDELIVERY

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA UTILITIES FUND ANNUAL REPORT, NOVEMBER 30, 2004            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                759-02/746T-1104 (01/05) 05/3941

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                        2004         2003
                       $92,630      $98,880

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                       2004         2003
                      $11,100      $12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                       2004         2003
                      $10,830      $10,895

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are as follows:

                       2004         2003
                      $0           $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit
Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that

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requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

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The Fund Treasurer or Director of Trustee Administration shall report to the
Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and
     -    Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2004 and November 30, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2004 and November 30, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended November 30, 2004 and November 30, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

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The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended
November 30, 2004 and November 30, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust IV
            ----------------------------------------------------------------

By (Signature and Title)            /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                January 26, 2005
    ------------------------------------------------------------------------

By (Signature and Title)            /S/ J. Kevin Connaughton
                        ----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                January 26, 2005
    ------------------------------------------------------------------------